SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 33-15983)
  UNDER THE SECURITIES ACT OF 1933 [X]
 Pre-Effective Amendment No.           [  ]
 Post-Effective Amendment No. 29  [X]
and
REGISTRATION STATEMENT (No. 811-5251)
 UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
 Amendment No. 29 [X]
Fidelity Concord Street Trust
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)
Registrant's Telephone Number:  617-563-7000
Eric D. Roiter, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)
It is proposed that this filing will become effective
 (  ) immediately upon filing pursuant to paragraph (b).
 (X) on (April 18, 1998) pursuant to paragraph (b).
 (  ) 60 days after filing pursuant to paragraph (a)(1).
 (  ) on (             ) pursuant to paragraph (a)(1) of Rule 485.
 (  ) 75 days after filing pursuant to paragraph (a)(2).
 (  ) on (            ) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
FIDELITY CONCORD STREET TRUST
SPARTAN U.S. EQUITY INDEX FUND
CROSS REFERENCE SHEET

FORM N-1A

ITEM NUMBER                                          PROSPECTUS SECTION

1...............................................     COVER PAGE

2  A............................................     EXPENSES

    B,C..........................................    CONTENTS; WHO MAY WANT TO INVEST

3  A,B............................................   *

    C...........................................     PERFORMANCE

    D...........................................     PERFORMANCE


4  A(I).........................................   CHARTER


    A(II).......................................       INVESTMENT PRINCIPLES AND RISKS; SECURITIES AND INVESTMENT
                                                       PRACTICES; FUNDAMENTAL POLICIES AND RESTRICTIONS

    B............................................      SECURITIES AND INVESTMENT PRACTICES

  C.............................................       WHO MAY WANT TO INVEST; INVESTMENT PRINCIPLES AND RISKS;
                                                       FUNDAMENTAL POLICIES AND RESTRICTIONS

5  A............................................       CHARTER

    B(I)........................................       COVER PAGE; CHARTER; FMR AND ITS AFFILIATES

    B(II).......................................       FMR AND ITS AFFILIATES; BREAKDOWN OF EXPENSES; OTHER
                                                       EXPENSES

    B(III)......................................       EXPENSES; BREAKDOWN OF EXPENSES

     C........................................         *

     D............................................     COVER PAGE; CHARTER; BREAKDOWN OF EXPENSES; FMR AND ITS
                                                       AFFILIATES; OTHER EXPENSES

     E............................................     FMR AND ITS AFFILIATES; OTHER EXPENSES

     F.............................................    EXPENSES

    G(I)............................................   CHARTER

    G(II).........................................     *

5  A............................................       *

6   A(I)........................................       CHARTER

     A(II).......................................      HOW TO BUY SHARES; HOW TO SELL SHARES; INVESTOR SERVICES;
                                                       TRANSACTION DETAILS; EXCHANGE RESTRICTIONS

     A(III).....................................       *

     B............................................     *

     C...........................................      HOW TO BUY SHARES; EXCHANGE RESTRICTIONS

     D...........................................      *

     E...........................................      COVER PAGE; HOW TO BUY SHARES; HOW TO SELL SHARES;
                                                       INVESTOR SERVICES; TRANSACTION DETAILS

     F,G.........................................      DIVIDENDS; CAPITAL GAINS, AND TAXES

     H.........................................        *

7   A...........................................       COVER PAGE; FMR AND ITS AFFILIATES

     B...........................................      HOW TO BUY SHARES; TRANSACTION DETAILS

     C...........................................      *

     D...........................................      HOW TO BUY SHARES

     E...........................................      OTHER EXPENSES

     F............................................     EXPENSES; BREAKDOWN OF EXPENSES; OTHER EXPENSES

8  ..............................................      HOW TO SELL SHARES; INVESTOR SERVICES; TRANSACTION DETAILS;
                                                       EXCHANGE RESTRICTIONS

9  ..............................................      *



* NOT APPLICABLE


Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the fund invests and the services available to shareholders.
To learn more about the fund and its investments, you can obtain a copy of the fund's most recent financial report and portfolio listing or a copy of the Statement of Additional Information (SAI) dated
April    18, 1998    . The SAI has been filed with the Securities and
Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity Client Services, 82 Devonshire Street, Boston, MA 02109 at the appropriate number listed below, or your investment professional.
INDIVIDUAL ACCOUNTS (PARTICIPANT)
If you are investing through a retirement plan sponsor or other institution, refer to your plan materials or contact that institution directly.
RETIREMENT PLAN LEVEL ACCOUNTS
(TRUSTEES, PLAN SPONSORS)
Corporate Clients 1-800-962-1375
"Not for Profit" Clients 1-800-343-0860
FINANCIAL AND OTHER INSTITUTIONS
Nationwide 1-800-843-3001

MUTUAL FUND SHARES ARE NOT DEPOSITS OR
OBLIGATIONS OF, OR GUARANTEED BY, ANY
DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY
THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER
AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS,
INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

SPARTAN
U.S. EQUITY INDEX
FUND
(fund number 650)
A fund of Fidelity Concord Street Trust
The fund seeks a total return which corresponds to that of the
Standard & Poor's 500 Index.
PROSPECTUS
DATED APRIL    18, 1998
AND
ANNUAL REPORT
FOR THE YEAR
ENDED FEBRUARY 28,    1998    (FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE
STREET, BOSTON, MA 02109




LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE
NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE
COMMISSION PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.
UEI-pro-0498

CONTENTS


PROSPECTUS

KEY FACTS                                WHO MAY WANT TO INVEST

                                         EXPENSES THE FUND'S YEARLY OPERATING EXPENSES.

                                         FINANCIAL HIGHLIGHTS A SUMMARY OF THE FUND'S FINANCIAL
                                         DATA.

                                         PERFORMANCE HOW THE FUND HAS DONE OVER TIME.

THE FUND IN DETAIL                       CHARTER HOW THE FUND IS ORGANIZED.

                                         INVESTMENT PRINCIPLES AND RISKS THE FUND'S OVERALL
                                         APPROACH TO INVESTING.

                                         BREAKDOWN OF EXPENSES HOW OPERATING COSTS ARE
                                         CALCULATED AND WHAT THEY INCLUDE.

YOUR ACCOUNT                             TYPES OF ACCOUNTS DIFFERENT WAYS TO SET UP YOUR ACCOUNT,
                                         INCLUDING TAX-   ADVANTAGED     RETIREMENT PLANS.

                                         HOW TO BUY SHARES OPENING AN ACCOUNT AND MAKING
                                         ADDITIONAL INVESTMENTS.

                                         HOW TO SELL SHARES TAKING MONEY OUT AND CLOSING YOUR
                                         ACCOUNT.

                                         INVESTOR SERVICES  SERVICES TO HELP YOU MANAGE YOUR
                                         ACCOUNT.

SHAREHOLDER AND ACCOUNT POLICIES         DIVIDENDS, CAPITAL GAINS, AND TAXES

                                         TRANSACTION DETAILS SHARE PRICE CALCULATIONS AND THE
                                         TIMING OF PURCHASES AND REDEMPTIONS.

                                         EXCHANGE RESTRICTIONS

                                   26    APPENDIX


ANNUAL REPORT

PERFORMANCE                         A-1    HOW THE FUND HAS DONE OVER TIME.

FUND TALK                           A-4    THE MANAGER'S REVIEW OF FUND PERFORMANCE, STRATEGY,
                                           AND OUTLOOK.

INVESTMENT CHANGES                  A-6    A SUMMARY OF MAJOR SHIFTS IN THE FUND'S INVESTMENTS OVER
                                           THE PAST SIX MONTHS.

INVESTMENTS                         A-7    A COMPLETE LIST OF THE FUND'S INVESTMENTS WITH THEIR MARKET
                                           VALUES.

FINANCIAL STATEMENTS                A-16   STATEMENT OF ASSETS AND LIABILITIES, OPERATIONS, AND
                                           CHANGES IN NET ASSETS, AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                               A-20   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT ACCOUNTANTS   A-23   THE AUDITORS' OPINION.

DISTRIBUTIONS                       A-24


















KEY FACTS


WHO MAY WANT TO INVEST
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who want to keep expenses low while pursuing growth of capital and income through a portfolio of securities that includes common stocks of companies representing a significant portion of the market value of all common stocks publicly traded in the United States, as measured by the Standard & Poor's 500
Index (S&P    500(registered trademark)    ).
Because the fund seeks to track, rather than beat, the performance of the S&P 500, the fund is not managed in the same manner as other
mutual funds.    Bankers Trust Company (BT)     generally does not
judge the merits of any particular stock as an investment. Therefore, you should not expect to achieve the potentially greater results that could be obtained by a fund that aggressively seeks growth.
The value of the fund's investments varies from day to day, generally reflecting changes in market conditions and other company, political, and economic news. In the short term, stock prices can fluctuate dramatically in response to these factors. Over time, however, stocks have shown greater growth potential than other types of securities. The fund is not in itself a balanced investment plan. You should consider your investment objective and tolerance for risk when making an investment decision. When you sell your fund shares, they may be worth more or less than what you paid for them.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES    are charges you may pay when you
buy or sell shares of the fund. See "Transaction Details," page __, for an explanation of how and when these charges apply.
S   ALES CHARGE ON PURCHASES AND       NONE
   REINVESTED DISTRIBUTIONS

D   EFERRED SALES CHARGE ON REDEMPTIONS       NONE

ANNUAL OPERATING EXPENSES are paid out of the fund's assets. The fund
pays management    fees to Fidelity Management & Research Company
(FMR) and BT    . The fund also incurs other expenses for services
such as maintaining shareholder records and furnishing shareholder account statements and financial reports.
The fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" on page ).
The following figures are based on historical expenses,    adjusted to
reflect current fees, of the fund and are calculated as a percentage
of average net assets of the fund.     [A    portion     of the
brokerage commissions that the fund pays    is use    d to reduce the
fund's expenses. In addition, the    fun    d has entered into
arrangements with its custodian    and tra    nsfer agent whereby
credits realized as a result of    uninv    ested cash balances are
used to reduce custodian and transfer agent expenses.    Including
this reduction, the total fund operating expenses presented in the table would have been __%.]
MANAGEMENT FEE (AFTER REIMBURSEMENT)             %

12B-1 FEE (DISTRIBUTION FEE)                     NONE

OTHER EXPENSES (AFTER REIMBURSEMENT)             %

TOTAL OPERATING EXPENSES (AFTER REIMBURSEMENT)   %

EXPENSE TABLE EXAMPLE:    You would pay the following amount in total
expenses on a $1,000 investment in shares of the fund, assuming a 5% annual return and full redemption at the end of each time period. Total expenses shown below include any shareholder transaction expenses and the fund's annual operating expenses.
                            1 YEAR   3 YEARS   5 YEARS   10 YEARS

SPARTAN U.S. EQUITY INDEX   $        $         $         $

THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO
SUGGEST ACTUAL OR EXPECTED    EXPENSES     OR RETURNS, ALL OF WHICH
MAY VARY.
   FMR has voluntarily agreed to reimburse the fund to the extent that total operating expenses (as a percentage of its average net assets) exceed 0.19% of its average net assets. This agreement will continue through December 31, 1999. If this agreement were not in effect, the management fee, other expenses, and total operating expenses would have been __%, __%, and __%, respectively. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses. In addition, sub-advisory fees paid by the fund associated with securities lending are not eligible for reimbursement.
FINANCIAL HIGHLIGHTS
The financial highlights table that follows has been audited by
______________,     independent accountants. The fund's financial
highlights, financial statements, and report of the auditor are included in the fund's Annual Report, which is attached.
[Financial Highlights to be filed by subsequent amendment.]



PERFORMANCE
Mutual fund performance is commonly measured as TOTAL RETURN. The total returns that follow are based on historical fund results and do not reflect the effect of taxes.
   The fund's fiscal year runs from March 1 through February 28. The tables below show the fund's performance over past fiscal years. The chart on page __ presents calendar year performance for the fund compared to different measures, including a competitive funds average.

AVERAGE ANNUAL TOTAL RETURNS

FISCAL PERIODS ENDED                   PAST 1         PAST 5         PAST 10
FEBRUARY 28, 1998                      YEAR           YEARS          YEARS

SPARTAN U.S. EQUITY                        %               %               %
INDEX

S&P 500                                     %              %                %

LIPPER S&P 500 INDEX OBJ. FUNDS AVG.        %              %         %


CUMULATIVE TOTAL RETURNS

FISCAL PERIODS ENDED                   PAST 1         PAST 5         PAST 10
FEBRUARY 28, 1998                      YEAR           YEARS          YEARS

SPARTAN U.S. EQUITY                        %               %               %
INDEX

S&P 500                                     %              %                %

LIPPER S&P 500 INDEX OBJ. FUNDS AVG.        %              %         %




If FMR had not reimbursed certain fund expenses during these periods, total returns would have been lower.
YEAR-BY-YEAR TOTAL RETURNS






CALENDAR YEARS                                             1989     1990     1991     1992    1993     1994    1995     1996
   1

    9

    9

    7

SPARTAN U.S. EQUITY INDEX                                  31.45%   -3.63%   30.16%   7.35%   9.80%    1.09%   37.18%
22.73%

S&P 500                                                    31.69%   -3.10%   30.47%   7.62%   10.08%   1.32%   37.58%
22.96%

LIPPER S&P 500 INDEX OBJECTIVE FUNDS AVERAGE               30.58%   -3.57%   29.64%   7.12%   9.53%    .91%    36.84%
22.30%

CONSUMER PRICE INDEX                                       4.65%    6.11%    3.06%    2.90%   2.75%    2.67%   2.54%
3.32%



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: NIL
ROW: 3, COL: 1, VALUE: NIL
ROW: 4, COL: 1, VALUE: 31.45
ROW: 5, COL: 1, VALUE: -3.63
ROW: 6, COL: 1, VALUE: 30.16
ROW: 7, COL: 1, VALUE: 7.35
ROW: 8, COL: 1, VALUE: 9.800000000000001
ROW: 9, COL: 1, VALUE: 1.09
ROW: 10, COL: 1, VALUE: 37.18
ROW: 11, COL: 1, VALUE: 22.73
(LARGE SOLID BOX) SPARTAN U.S. EQUITY
INDEX
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
THE COMPETITIVE FUNDS AVERAGE is the Lipper S&P 500 Index Objective
Funds    Average. As of February 28, 1998    , the average reflected
the performance of    __     mutual funds with similar investment
objectives. This average, published by Lipper Analytical Services,
Inc., excludes the effect of sales    loads    .
   Unlike the fund's returns, the total returns of the comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
S&P 500 is a widely recognized, unmanaged index of common stocks.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
   Other illustrations of fund performance may show moving averages
over specified periods    .
The fund's recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders.
For current performance or a free annual report,    please     call
Fidelity Client Services at the appropriate number listed on the front cover.
TOTAL RETURNS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
THE FUND IN DETAIL


CHARTER
SPARTAN U.S. EQUITY INDEX IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. The fund is a diversified fund of Fidelity Concord Street Trust, an open-end management investment company organized as a Massachusetts business
trust    on     July 10, 1987.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced
executives who meet    periodically     throughout the year to oversee
the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance.
   The trustees serve as trustees for other Fidelity funds.     The
majority of trustees are not otherwise affiliated with    Fidelity or
BT    .
THE FUND MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The transfer agent will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
Fidelity Investments is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, Massachusetts 02109. It includes a number of different subsidiaries and divisions which provide a variety of financial services and products. The fund employs various Fidelity companies to perform activities required for its operation.
   The fund is managed by FMR, which handles its business affairs. BT, the fund's sub-adviser, chooses the fund's investments. FMR supervises the sub-adviser and, in conjunction with the Board of Trustees, reviews the performance of its duties.
As of February 28,    1998    , FMR advised funds having
approximately    __million     shareholder accounts with a total value
of more than    $__ bil    lion.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
   Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
Fidelity Investments Institutional Operations Company, Inc. (FIIOC)
   performs transfer agent servicing functions for the fund.
FMR Corp. is the ultimate parent company of FMR. Members of the Edward
C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
   BT AND ITS AFFILIATES
   BT is the sub-adviser of the fund, and acts as the fund's
custodian.
   BT, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006, is a wholly-owned subsidiary of Bankers Trust New York Corporation.
   BT, subject to the supervision and direction of the Board of Trustees and FMR, makes investment decisions for the fund, places orders to buy, sell and lend the fund's investments and manages the fund in accordance with its investment objectives and policies. BT may utilize the expertise of any of its worldwide subsidiaries and affiliates to assist in its role as sub-adviser. BT places orders for portfolio transactions with broker-dealers and other firms of its choosing, which may include affiliates of BT or FMR.
   BT investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
   BT     may use FMR and    BT     broker-dealer affiliates and other
firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
The fund seeks to provide investment results that correspond to the total return of a broad range of common stocks publicly traded in the United States.
To achieve this objective, the fund attempts to duplicate the composition and total return of the S&P 500. The S&P 500 is made up of 500 common stocks, most of which trade on the New York Stock Exchange
(NYSE). Standard & Poor's (S&P) is neither an affiliate nor a sponsor of the fund, and inclusion of a stock in the index does not imply that it is a good investment. The S&P 500 is a widely recognized, unmanaged index of common stock prices. It is generally acknowledged that the S&P 500 broadly represents the performance of publicly traded common stocks in the United States. Total returns for the S&P 500 assume reinvestment of dividends but do not include the effect of brokerage commissions, or other fees. At some time in the future FMR may, subject to shareholders' approval and 30 days' notice, select another index if such a standard of comparison is deemed to be more representative of the performance of U.S. common stocks.
Under normal conditions the fund seeks to invest 90% of its assets in equity securities of companies that compose the S&P 500. If the fund's assets drop below $20 million, the percentage of the fund's assets invested in such securities may drop to as low as 65%.
The fund may not always hold all of the same securities as the S&P
500.    BT     may choose, if extraordinary circumstances warrant, to
exclude an index stock from the fund and substitute a similar stock if doing so will help the fund achieve its objective.
The fund may not track the S&P 500 perfectly. Differences between the S&P 500 and the fund's portfolio may cause differences in performance. Even if the fund's investments match the S&P 500 exactly, its returns could differ on a day-to-day basis because of differences in how the fund and the S&P 500 are valued. The fund normally values all of its investments at 4:00 p.m. Eastern time. The S&P 500 is valued by its sponsor, who may use different closing prices than the fund does. In addition, the fund's ability to replicate the S&P 500's returns will depend to some extent on transaction costs and the size and frequency of cash flows into and out of the fund.
The fund seeks to achieve a 98% or better correlation between its
total return and the total return of the S&P 500.    BT     uses an
indexing technique to structure the fund's portfolio similarly to that of the S&P 500. FMR monitors correlation between the performance of the fund and that of the S&P 500 on a monthly basis. Correlation is measured by comparing the fund's monthly total returns to those of the S&P 500 over the most recent 36-month period. In the unlikely event that the fund cannot achieve a correlation of 98% or better, the trustees will consider alternative arrangements.
   BT     believes that with total assets of $20 million or more, the fund will replicate the investment results of the S&P 500 with a relatively small margin of tracking error.
The value of the fund's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies, and general market and economic
conditions.    BT     may use various investment techniques to hedge a
portion of the fund's risks, but there is no guarantee that these
strategies will work as    BT     intends. Also, as a mutual fund, the
fund seeks to spread investment risk by diversifying its holdings among many companies and industries. When you sell your shares, they may be worth more or less than what you paid for them.
The fund may purchase short-term debt securities for cash management purposes and may use various techniques, such as stock index futures, to adjust its exposure to the S&P 500.
   BT     normally invests the fund's assets according to its
investment strategy. The fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of
instruments in which the fund may invest, strategies    BT     may
employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
   BT     may not buy all of these instruments or use all of these
techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in the fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call Fidelity Client Services at the appropriate number listed on the front cover.
EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 75% of total assets, the fund may not purchase more than 10% of the outstanding voting securities of a single issuer. This limitation does not apply to securities of other investment companies.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These
include risks relating to political   ,     economic, or regulatory
conditions in foreign countries; fluctuations in foreign currencies;
withholding or other taxes; tradi   ng, settlement, custodial, and
other     operational risks; and the potentially less stringent
investor protection and disclosure standards of foreign markets.
   [    Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may
require that the conditions for payment be renegotiated.   ]     All
of these factors can make foreign investments, especially those in
emerging markets, more volatile    and potentially less liquid
    than U.S. investments.
REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ADJUSTING INVESTMENT EXPOSURE. The fund can use various techniques to increase or decrease its exposure to changing security prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into swap agreements, and purchasing indexed securities.
   BT     can use these practices in its efforts to track the
re   turn     of the S&P 500. If BT judges market conditions
incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID SECURITIES. Some investments may be determined by    BT,
under the supervision of the Board of Trustees and FMR,     to be
illiquid, which means that they may be difficult to sell promptly at an acceptable price. Difficulty in selling securities may result in a loss or may be costly to the fund.
RESTRICTIONS. The fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities. OTHER INSTRUMENTS may include real estate-related instruments.
CASH MANAGEMENT. The fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00
share price.    The fund may also invest in similar money market funds
managed by BT or other investment managers.     A major change in
interest rates or a default on a money market fund's investments could cause its share price to change.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry. Economic, business, or political changes can affect all securities of a similar type.
RESTRICTIONS: With respect to 75% of its total assets, the fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer. This limitation does not apply to U.S. Government securities or to securities of other investment companies.
The fund may not    invest     more than 25% of its total assets in
any one industry. This limitation does not apply to U.S. Government securities.
BORROWING. The fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a
means of earning income.    BT receives a portion of securities
lending income as a sub-advisory fee. Securities lending     could
result in a loss or a delay in recovering the fund's securities. The fund may also lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
The fund seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) performance of common stocks publicly traded in the United States. With respect to 75% of its total assets, the fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer and may not purchase more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities or to securities of other investment companies.
The fund may not    invest     more than 25% of its total assets in
any one industry. This limitation does not apply to U.S. Government securities.
The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of the fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
   The fund pays a     MANAGEMENT FEE    to FMR for managing its
investments and business affairs. FMR and the fund pay sub-advisory fees to BT for managing the fund's investments, administering its securities lending program, and for custodial services. The fund also
pays     OTHER EXPENSES   , which are explained below.
   MANAGEMENT AND SUB-ADVISORY FEES
   Management and sub-advisory fees are calculated and paid every month to FMR and BT, respectively. The fund pays the fees at the annual rate of 0.24% of its average net assets. These fees include a management fee of 0.24% payable to FMR, and [an estimated] sub-advisory fee of __ payable to BT (representing 40% of net income from securities lending).
       BT IS THE FUND'S SUB-ADVISER    under an agreement with FMR and
the fund. BT is paid a sub-advisory fee for providing investment management, securities lending and custodial services to the fund.
   Fo    r    investment management, securities lending and custodial
services to the fund, FMR pays BT fees at an annual rate of 0.006% of the average net assets of the fund. In addition, the fund pays BT fees equal to 40% of net income from the fund's securities lending program. The remaining 60% of net income from the fund's securities lending program goes to the fund.
OTHER EXPENSES
While the management and    sub-advisory fees are     significant
   components     of the fund's annual operating costs, the fund has
other expenses as well.
FIIOC performs transfer agency, dividend disbursing and shareholder
servicing functions for the fund.    Fidelity Service Company,
Inc    . (FSC) calculates the net asset value per share (NAV) and dividends for the fund and maintains the fund's general accounting records.
   For the fiscal year ended February 1998, the fund paid transfer agency and pricing and bookkeeping fees equal to 0.__% and 0.__%, respectively, of the fund's average net assets. [These amounts are before expense reductions, if any.]
   The fund also pays other expenses, such as legal and audit fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity.
   The fund has adopted a     DISTRIBUTION AND SERVICE PLAN.    This
plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares. Currently, the Board of Trustees has authorized such payments.
   The fund's portfolio turnover rate for the fiscal year ended February 1998 was __%. This rate varies from year to year. [IF THE RATE EXCEEDS 100%: High turnover rates increase transaction costs and may incrase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.]
(null)Types of Accounts
If you invest through an investment professional, your investment professional, including a broker-dealer or financial institution, may charge you a transaction fee with respect to the purchase and sale of fund shares. Read your investment professional's program materials in conjunction with this prospectus for additional service features or fees that may apply. Certain features of the fund, such as minimum initial or subsequent investment amounts, may be modified. The different ways to set up (register) your account with Fidelity are listed below.
The account guidelines that follow may not apply to certain retirement accounts.
If you are investing through a retirement account or if your employer offers the fund through a retirement program, you may be subject to additional fees.
For more information, please refer to your program materials, contact your employer, or call your retirement benefits number or Fidelity Client Services directly, as appropriate.
Ways to Set Up Your Account
Trust
For money being invested by a trust
The trust must be established before an account can be opened. Business or Organization
For investment needs of corporations, associations, partnerships, or other groups
Requires a special application. For more specific information, call
Fidelity
Client Services at the appropriate number listed on the front cover.
 Tax-Advantaged Retirement Plans
 Fidelity can set up your new account in the fund under one of several plans that provide tax-advantaged ways to save for retirement.
w Rollover IRAs help retain special tax advantages for certain eligible rollover distributions from employer-sponsored retirement plans.
w Profit Sharing or Money Purchase Pension Plans (Keoghs) allow self-employed individuals or small business owners to make tax-deductible contributions for themselves and any eligible employees.
w [SIMPLE IRSs provide small business owners and those with self-employed income
(and their eligible employees) with many of the advantages of a 401(k) plan, but with fewer administrative requirements.]
w 403(b) Custodial Accounts are available to employees of 501(c)(3) tax-exempt institutions, including schools, hospitals, and other charitable organizations.
w 401(k) Plans allow employees of organizations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.
w Defined Benefit Plans are open to corporations of all sizes to benefit their employees.
w Deferred Compensation Plans (457 Plans) are available to employees of most state and local governments and their agencies and to employees of tax-exempt institutions.
(null)How to Buy Shares
The price to buy one share of the fund is the fund's NAV. The fund's shares are sold without a sales charge.
Your shares will be purchased at the next NAV calculated after your order is received in proper form. The fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.
The fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page _. Purchase orders may be refused if, in FMR's opinion, they would disrupt management of the fund.
Share certificates are not available for fund shares.
If you are new to Fidelity, complete and sign an account application and mail it along with your check.
You may also open your account by wire as described on page P-15. If there is no account application accompanying this prospectus, call Fidelity Client
Services at the appropriate number listed on the front cover.
If you already have money invested in a Fidelity fund, you can:
S Mail an account application with a check, S Place an order and wire money into your account, S Open your account by exchanging from another Fidelity fund, or S Contact your investment professional.
If you buy shares by check or Fidelity Money LineR, and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
Securities Exchange. Shares of the fund may be purchased in exchange for securities you hold which meet the fund's investment objective, policies, and limitations. FDC reserves the right to refuse a securities exchange for any reason. You may realize a gain or loss for federal income tax purposes upon a securities exchange.
For further information, call Fidelity Client Services at the appropriate number listed on the front cover. DO NOT SEND SECURITIES TO THE FUND OR TO FDC.
Minimum Investments
To Open an Account $100,000
For certain Fidelity retirement accounts} $500
To Add to an Account $2,500
For certain Fidelity retirement accounts} $250
[Through regular investment plans* $100]
Minimum Balance $100,000
For certain Fidelity retirement accounts} $500
}These lower minimums apply to Fidelity Rollover IRA and Keogh accounts.
[*For more information about regular investment plans, please refer to "Investor
Services" page _.]
There is no minimum account balance or initial or subsequent investment minimum for certain retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such Fidelity retirement accounts.
Refer to the program materials for details.
 (null)
To Open an Account
To Add to an Account
Phone
S Exchange from another Fidelity fund account with the same registration, including name, address, and taxpayer ID number.
S Exchange from another Fidelity fund account with the same registration, including name, address, and taxpayer ID number.

S Use Fidelity Money Line to transfer from your bank account. Call before your first use to verify that this service is in place on your account.
Minimum:
$250. Maximum: up to $100,000.
Mail

S Complete and sign the account application. Make your check payable to "Spartan
U.S. Equity Index Fund." Mail to the address indicated on the application.
S Make your check payable to "Spartan U.S. Equity Index Fund."
Indicate your
fund account number on your check and mail to the address printed on your account statement.
S Exchange by mail: call Fidelity Client Services at the appropriate number listed on the front cover for instructions.
(null)Wire

S Call Fidelity Client Services at the appropriate number listed on the front cover before 4:00 p.m. Eastern time to set up your account and to arrange a wire transaction.
S Not available for retirement accounts.
S You must sign up for the wire feature before using it. Call Fidelity
Client
Services at the appropriate number listed on the front cover before 4:00 p.m.
Eastern time for instructions.
S Not available for retirement accounts.
(null)How to Sell Shares
You can arrange to take money out of your fund account at any time by selling
(redeeming) some or all of your shares.
The price to sell one share of the fund is the fund's NAV.
Your shares will be sold at the next NAV calculated after your order is received in proper form. The fund's NAV is normally calculated each business day at
4:00 p.m. Eastern time.
To sell shares in a non-retirement account, you may use any of the methods described on these two pages.
To sell shares in a Fidelity retirement account, your request must be made in writing, except for exchanges to shares of other
Fidelity funds, which can be requested by phone or in writing.
If you are selling some but not all of your shares, leave at least $100,000 worth of shares in the account to keep it open ($500 for retirement accounts).
To sell shares by bank wire or Fidelity Money Liner, you will need to sign up for these services in advance.
Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
S You wish to redeem more than $100,000 worth of shares, S Your account registration has changed within the last 30 days, S The check is being mailed to a different address than the one on your account
(record address),
S The check is being made payable to someone other than the account owner,
S The redemption proceeds are being transferred to a Fidelity account with a different registration, or
S You wish to have redemption proceeds wired to a non-predesignated bank account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
Selling Shares in Writing
Write a "letter of instruction" with:
S Your name,
S The fund's name,
S Your fund account number,
S The dollar amount or number of shares to be redeemed, and S Any other applicable requirements listed in the following table. Mail your letter to the following address:
Fidelity Investments
P.O. Box 770002
Cincinnati, OH  45277-0081
Unless otherwise instructed, the transfer agent will send a check to the record address.
(null)
Account Type
Special Requirements
Phone
All account types except retirement
S Maximum check request: $100,000.
S For Money Line transfers to your bank account. Minimum: $2,500
Maximum: up
to $100,000.

All account types
S You may exchange to other Fidelity funds if both accounts are registered with the same name(s), address, and taxpayer ID number.
Retirement account
S If you have invested through an employer-sponsored retirement plan, contact your employer or call your Fidelity toll-free retirement number or call Fidelity
Client Services at the appropriate number listed on the front cover. Mail or in Person


Retirement account
S The account owner should complete a retirement distribution form. If you have invested through an employer-sponsored retirement plan, contact your employer or call your Fidelity toll-free retirement number, or call Fidelity Client
Services at the appropriate number listed on the front cover to request one.
Trust
S The trustee must sign the letter of instruction indicating capacity as trustee.
If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days with the letter of instruction
(with signature guaranteed).
Business or Organization
S At least one person authorized by corporate resolution to act on the account must sign the letter of instruction (with signature guaranteed).
Wire

All account types except retirement
S You must sign up for the wire feature before using it. To verify that it is
in place, call Fidelity Client Services at the appropriate number listed on
the front cover. Minimum wire: $100,000.
S Your wire redemption request must be received in proper form by
Fidelity before
4:00 p.m. Eastern time for money to be wired on the next business day. TDD - Service for the Deaf and Hearing-Impaired: 1-800-544-0118
(null)Investor Services
Fidelity provides a variety of services to help you manage your account.
Information Services
Statements and reports that Fidelity sends to you include the following:
S Confirmation statements (after every transaction, except a reinvestment, that
affects your account balance or your account registration)
S Account statements (quarterly for retirement plans/monthly for all others)
S Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses
will be mailed, even if you have more than one account in the fund.
Call Fidelity
Client Services at the appropriate number listed on the front cover if you
need additional copies of financial reports and prospectuses. Sub-Accounting and Special Services. Special processing has been arranged with Fidelity for banks, corporations, and other institutions that wish to open multiple accounts (a master account
and sub-accounts). If you wish to utilize Fidelity's sub-accounting facilities
or other special services for individual or multiple accounts, you will be
required to enter into a separate agreement with Fidelity. Charges for these
services, if any, will be determined on the basis of the level of services
to be rendered. Sub-accounts may be opened with the initial investment or at
a later date and may be established with registration either by name or by
number.
Transaction Services
Exchange privilege. You may sell your shares and buy shares of other Fidelity funds by telephone or in writing.
Note that exchanges out of the fund are limited to four per calendar year,
and that they may have tax consequences for you. For details on policies and
restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see "Exchange
Restrictions,"
page 25.
Systematic Withdrawal Plans let you set up periodic redemptions from your account.
Fidelity Money Liner enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your
call.
[Regular Investment Plans
One easy way to pursue your financial goals is to invest money regularly. Fidelity
offers a convenient service that lets you transfer money between fund account,
or between fund accounts, automatically. While regular investment plans do
not guarantee a profit and will not protect you against loss in a declining
market, they can be an excellent way to invest for retirement, a home, educational
expenses, and other long-term financial goals. Certain restrictions apply for
retirement accounts. Call Fidelity Client Services at the appropriate number
listed on the front cover for more information.
(null)Regular Investment Plans(null)
Fidelity Automatic Account BuilderSM
To move money from your bank account to a Fidelity fund
Minimum
$100
Frequency
Monthly or quarterly
Setting up or changing
S For a new account, complete the appropriate section on the fund application.
S For existing accounts, call Fidelity Client Services for an application.
S To change the amount or frequency of your investment, call Fidelity
Client
Services at least three business days prior to your next scheduled investment
date.
Direct Deposit
To send all or a portion of your paycheck or government check to a
Fidelity
fundA
Minimum
$100
Frequency
Every pay period
Setting up or changing
S Check the appropriate box on the fund application, or call Fidelity
Client
Services for an authorization form.
S Changes require a new authorization form.
Fidelity Automatic Exchange Service
To move money from a Fidelity money market fund to another Fidelity fund
Minimum
$100
Frequency
Monthly, bimonthly,
quarterly, or annually
Setting up or changing
S To establish, call Fidelity Client Services after both accounts are opened.
S To change the amount or frequency of your investment, call Fidelity
Client
Services.
A Because their share prices fluctuate, these funds may not be appropriate choices for direct deposit of your entire check.]


SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
The fund distributes substantially all of its net income and capital gains to shareholders each year. Normally, dividends are distributed in March, June, September, and December. Capital gains are distributed in April and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your account application how you want to receive your distributions. The fund offers three options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested in additional shares of the fund, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
When the fund deducts a distribution from its NAV, the reinvestment price is the fund's NAV at the close of business that day. Distribution checks will be mailed within seven days.
TAXES
As with any investment, you should consider how your investment in the
fund will be taxed. If your account is not a tax-   advantaged
retirement account, you should be aware of these tax implications. TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, the fund's income and short-term capital
   gains are dis    tributed as dividends and taxed as    ordinary
income; capital gain distributions are taxed as long-term capital gains.
Every January, Fidelity will send you and the IRS a statement showing
the    tax characterization     of distributions paid to you in the
previous year.
TAXES ON TRANSACTIONS. Your    redemptions    -including
   exchanges-    are subject to capital gains tax. A capital gain or
loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of the fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price.
You will also receive a consolidated transaction statement at least quarterly. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. BE SURE TO KEEP YOUR REGULAR ACCOUNT STATEMENTS; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when the fund has realized but
not yet distributed    income or     capital gains, you will pay the
full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
CURRENCY CONSIDERATIONS. If the fund's dividends exceed its taxable income in any year, which is sometimes the result of currency-related losses, all or a portion of the fund's dividends may be treated as a return of capital to shareholders for tax purposes. To minimize the risk of a return of capital, the fund may adjust its dividends to take currency fluctuations into account, which may cause the dividends to vary. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. The statement you receive in January will specify if any distributions included a return of capital.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on the
fund and its    investments    , and these taxes generally will reduce
the fund's distributions.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the fund may have to limit its investment activity in some types of instruments.
TRANSACTION DETAILS
THE FUND IS OPEN FOR BUSINESS each day the    New York Stock Exchange
(NYSE) is open. FSC normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
THE FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.
   The fund's assets are valued primarily on the basis of market quotations. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR
   ELECTRONICALLY.     Fidelity    will not be     responsible for any
losses resulting from unauthorized transactions if it    follows
reasonable     security procedures designed to verify the identity of
the    investor    . Fidelity will request personalized security codes
or other information, and may also record calls.    For transactions
conducted through the Internet, Fidelity recommends the use of an
Internet browser with 128-bit encryption    . You should verify the
accuracy of your confirmation statements immediately    after you
receive them    . If you do not want the ability to redeem and
exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail.
   THE FUND RESERVES THE RIGHT to suspend the offering of shares for a
period of time    .
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased
at the next NAV calculated after your order is received in    proper
form    . Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) The fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at
the next NAV calculated after your order is received    in proper
form    . Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the fund, it may take up to seven days to pay you.
(small solid bullet) Fidelity Money    Line(registered trademark)
redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) The fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity
Money    Line(registered trademark)     have been collected, which can
take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
IF YOUR NON-RETIREMENT ACCOUNT BALANCE FALLS BELOW $100,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
For purposes of determining the minimum balance, multiple accounts registered in the same name within the fund will be aggregated. FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the fund without reimbursement from the fund. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, the fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet)    The exchange limit may be modified for
accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) Your exchanges may be restricted or refused if the fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund.
Although the fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The fund reserves the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose
   administrative     fees of up to 1.00% and trading fees of up to
   1.50%     of the    amount exchanged    . Check each fund's
prospectus for details.
   No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related SAI, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This Prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell or to buy shares of the fund to any person to whom it is unlawful to make such offer.
APPENDIX
The fund (Product) is not sponsored, endorsed, sold, or promoted by S&P, a division of McGraw-Hill, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 to track general stock market performance. S&P's only relationship to Fidelity (Licensee) is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed, and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing, or calculating the S&P 500. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Product to be issued or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Product.
S&P does not guarantee the accuracy and/or the completeness of the S&P 500 or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the Product, or any other person or entity from the use of the S&P 500 or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties or merchantability or fitness for a particular purpose or use with respect to the S&P 500 or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages. "Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by FDC.
   Fidelity Money Line is a registered trademark of FM    R Corp.

FIDELITY CONCORD STREET TRUST
SPARTAN U.S. EQUITY INDEX FUND
CROSS REFERENCE SHEET




FORM N-1A ITEM NUMBER                                  SAI CAPTION

10,11.........................................         COVER PAGE

12..............................................       *

13  A,B,C....................................          INVESTMENT POLICIES AND LIMITATIONS

      D...........................................     PORTFOLIO TRANSACTIONS

14  A,B........................................        TRUSTEES AND OFFICERS

      C...........................................     TRUSTEES AND OFFICERS

15  A,B.....................................           DESCRIPTION OF THE TRUST

15  C..............................................    TRUSTEES AND OFFICERS

16  A(I).......................................        FMR; TRUSTEES AND OFFICERS

      A(II).......................................     TRUSTEES AND OFFICERS

      A(III),B...................................      MANAGEMENT CONTRACT

       C,D......................................       CONTRACTS WITH FMR AFFILIATES

       E...........................................    *

       F............................................   DISTRIBUTION AND SERVICE PLAN

       G...........................................    *

       H...........................................    DESCRIPTION OF THE TRUST

       I............................................   CONTRACTS WITH FMR AFFILIATES

17   A,B,C.......................................      PORTFOLIO TRANSACTIONS

       D,E.....................................        *

18   A........................................         DESCRIPTION OF THE TRUST

       B...........................................    *

19   A.......................................          ADDITIONAL PURCHASE, REDEMPTION, AND EXCHANGE
                                                       INFORMATION

       B...........................................    VALUATION

       C...........................................    *

20..............................................       DISTRIBUTIONS AND TAXES

21   A,B.................................              CONTRACTS WITH FMR AFFILIATES

       C................................               *

22..............................................       PERFORMANCE

23..............................................       FINANCIAL STATEMENTS



* NOT APPLICABLE




SPARTAN U.S. EQUITY INDEX FUND
A FUND OF FIDELITY CONCORD STREET TRUST
STATEMENT OF ADDITIONAL INFORMATION
   APRIL 18, 1998
This Statement of Additional Information (SAI) is not a prospectus but
should be read in conjunction with the fund's current Prospectu   s
    (dated April 18, 1998). Please retain this document for future reference. To obtain a free additional copy of the Prospectus and Annual Report, please call Fidelity Client Services at the appropriate
number listed    below, or your investment professiona    l.
INDIVIDUAL ACCOUNTS (PARTICIPANT)
If you are investing through a retirement plan sponsor or other institution, refer to your plan materials or contact that institution directly.
   RETIREMENT PLAN LEVEL ACCOUNTS (TRUSTEES, PLAN SPONSORS) Corporate
Clients      1-800-962-1375
 "Not for Profit" Clients      1-800-343-0860
FINANCIAL AND OTHER INSTITUTIONS
    Nationwide       1-800-843-3001
TABLE OF CONTENTS                                           PAGE



INVESTMENT POLICIES AND LIMITATIONS

PORTFOLIO TRANSACTIONS

VALUATION

PERFORMANCE

ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION

DISTRIBUTIONS AND TAXES

FMR

   BT

TRUSTEES AND OFFICERS

MANAGEMENT CONTRACT

DISTRIBUTION AND SERVICE PLAN

CONTRACTS WITH FMR AFFILIATES

   CONTRACTS WITH BT AFFILIATES

DESCRIPTION OF THE TRUST

FINANCIAL STATEMENTS

APPENDIX: ABOUT THE STANDARD & POOR'S 500 INDEX

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISER
Bankers Trust Company (BT)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Investments Institutional Operations Company, Inc. (FIIOC)
CUSTODIAN
BT
UEI-ptb-0498
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
   With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
   For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page __.
   For purposes of the fund's limitation on concentration in a single industry, the fund may use the industry categorizations as defined by BARRA, Inc.
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies BT may employ in pursuit of the fund's investment objective, and a summary of related risks. BT may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
CONVERTIBLE SECURITIES    ar    e bonds, debentures, notes, preferred
stocks or other securities that may be converted or exchanged (by
   th    e holder or by the issuer) into shares of the underlying
common stock (or cash or securities of equivalent value) at a stated
exchange    rati    o. A convertible security may also be called for
redemption or conversion by the issuer after a particular date and
under    certain     circumstances (including a specified price)
established upon issue. If a convertible security held by a fund is
called f   or redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock,
or sell it to a third party    .
   Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve risks    relating t    o local political,
economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that
   BT     will be able to anticipate these potential events or counter
their effects.  In addition, the value of securities    denominated in
foreign currencies and of dividends and interest paid with respect to
such securities will fluctuate based on the     relative strength of
the U.S. dollar.
It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities
of comparable U.S. issuers. Foreign security trading   , settlement
and custodial     practices (including those involving securities
settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a
failed trade or the insolvency    of, or bre    ach of duty by, a
foreign broker-dealer, securities depository or foreign subcustodian.
In addition, the costs assoc   iated wit    h foreign investments,
including withholding taxes, brokerage commissions and custodial
costs, are generally higher than with U.S. invest   ments    .
   Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject
to such    restrictions.
   American Depositary     Receipts (ADRs) as well as other "hybrid"
forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and
corporate actions. ADRs are    alternatives     to directly purchasing
the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
   The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A fund may use currency forward contracts for any purpose consistent with its investment objective.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected
by    BT    .
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the
hedged currency, but will cause    a     fund to assume the risk of
fluctuations in the value of the currency it purchases.
Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, a fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
Successful use of currency management strategies will depend on
   BT    's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a
fund if currencies do not perform as    BT     anticipates. For
example, if a currency's value rose at a time when    BT     had
hedged a fund by selling that currency in exchange for dollars, a fund
would not participate in the currency's appreciation. If    BT
hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the
two currencies do not move in tandem. Similarly, if    BT
increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that
   BT    's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.
FUND'S RIGHTS AS A SHAREHOLDER. The fund does not intend to direct or
administer the day-to-day operations of any company.    A     fund,
however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of
Directors, and shareholders of a company when    BT     determines
that such matters could have a significant effect on the value of the
fund's investment in the company. The activities    in which a
fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is
increasingly prone to litigation and it is possible that    a     fund
could be involved in lawsuits related to such activities. BT will monitor such activities with a view to mitigating, to the extent
possible, the risk of litigation against    a     fund and the risk of
actual liability if    a     fund is involved in litigation. No
guarantee can be made, however, that litigation against    a     fund
will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS i   nvolve purchasing and writing     options in
combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the
overall position. For example, purchas   ing     a put option and
writ   ing     a call option on the same underlying instrument
would     construct a combined position whose risk and return
characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely
that the standardized contracts available will not match    a
fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in
which    the fund     typically invests, which involves a risk that
the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match
   a     fund's investments well. Options and futures prices are
affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of
daily price fluctuation limits or trading halts.    A     fund may
purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may
not be successful in all cases. If price changes in    a     fund's
options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS.    In     purchasing a futures contract, the buyer
agrees to purchase a specified underlying instrument at a specified
future date.    In     selling a futures contract,    the seller
agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is
fixed when the    buyer and seller enter     into the contract. Some
currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Index (S&P 500(registered trademark)). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore,
purchasing futures contracts will tend to increase    a     fund's
exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument
directly. When    a     fund sells a futures contract, by contrast,
the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of
a     fund's investment limitations. In the event of the bankruptcy of
an FCM that holds margin on behalf of    a     fund, the fund may be
entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and options premiums.
   BT     also intends to follow certain other limitations on the
fund's futures and option activities. The fund will not purchase any option if, as a result, more than 5% of its total assets would be invested in option premiums. Under normal conditions, the fund will not enter into any futures contract or option if, as a result, the sum of (i) the current value of assets hedged in the case of strategies involving the sale of securities, and (ii) the current value of the indices or other instruments underlying the fund's other futures or options positions, would exceed 35% of the fund's total assets. These limitations do not apply to options attached to, or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially
could require    a     fund to continue to hold a position until
delivery or expiration regardless of changes in its value. As a
result,    a     fund's access to other assets held to cover its
options or futures positions could also be impaired.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this
type of arrangement allows the    purchaser or writer     greater
flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the
   purchaser     obtains the right (but not the obligation) to sell
the option's underlying instrument at a fixed strike price. In return
for this right, the    purchaser     pays the current market price for
the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of
securities prices, and futures contracts. The    purchaser     may
terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the
   purchaser     will lose the entire premium. If the option    is
exercised, the    purchaser     completes the sale of the underlying
instrument at the strike price. A    purchaser     may also terminate
a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss
(limited to the amount of the    premium,     plus related transaction
costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS.    The writer of     a put or call
option takes the opposite side of the transaction from the option's
purchaser. In return for receipt of the premium, the writ   er
assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to
exercise it.  The    writ    er may seek to terminate a position in a
put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for
a put option,  however, the    writer     must continue to be prepared
to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its
position.     When writing an option on a futures contract, a fund
will be required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the    writer     to sell or deliver
the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees
and FMR,    BT     determines the liquidity of    a     fund's
investments and, through reports from    FMR and/or BT    , the Board
monitors investments in illiquid instruments. In determining the
liquidity of    a     fund's investments,    BT     may consider
various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the
investment    ).
Investments currently considered by    BT     to be illiquid include
repurchase agreements not entitling the holder to repayment of
principal and    payment of     interest within seven days and
over-the-counter options. Also, BT may determine some restricted securities, emerging market securities, and swap agreements to be
illiquid. However, with respect to over-the-counter options    a
fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees.
INDEXED SECURITIES. Indexed securities include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by
reference to the return   s     of the S&P 500 or comparable stock
indices. Indexed securities can be affected by    stock prices as well
as     changes in interest rates and the creditworthiness of their issuers and may not track the S&P 500 as accurately as direct investments in the S&P 500.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive
order issued by the SEC,    a     fund    may     lend money to, and
borrow money from, other funds advised by FMR or its affiliates. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or
lower than the cost of bank loans.     Interfund loans and borrowings
normally extend overnight, but can have a maximum duration of seven
days. Loans may be called on one day's notice.  A     fund may have to
borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
   OTHER INVESTMENT COMPANIES. A fund may purchase the shares of other investment companies.
       REAL ESTATE INVESTMENT TRUSTS.    Equity real estate investment
trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security.
   As protection against     the risk that the original seller will
not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well
as delays and costs to    a     fund in connection with bankruptcy
proceedings), the fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and
found satisfactory by    BT or, under certain circumstances, by FMR or
an FMR affiliate    .
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to
develop,    a     fund might obtain a less favorable price than
prevailed when it decided to seek registration of the security. REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement,
   a     fund sells a    security     to another party, such as a bank
or broker-dealer, in return for cash and agrees to repurchase th   at
security     at an agreed-upon price and time. While a reverse
repurchase agreement is outstanding,    a     fund will maintain
appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements with parties whose creditworthiness has been
   reviewed and     found satisfactory by    BT or, under certain
circumstances, by FMR or an FMR affiliate    . Such transactions may
increase fluctuations in the market value of the fund assets and may be viewed as a form of leverage.
SECURITIES LENDING.    A     fund may lend securities to parties such
as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York
Stock Exchange and a subsidiary of FMR Corp.    The fund will not lend
securities to BT or its affiliates. BT receives a portion of securities lending income earned by the fund.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by BT or, under certain circumstances, FMR or an FMR affiliate, to be of good standing.
Furthermore, they will only be made if, in    BT's     judgment, the
consideration to be earned from such loans would justify the risk.
   BT     understands that it is the current view of the SEC Staff
that    a     fund may engage in loan transactions only under the
following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.
Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital
appreciation or depreciation).    If a fund cannot recover the loaned
securities on termination, a fund may sell the collateral and purchase a replacement investment in the market.
   SHORT SALES "AGAINST THE BOX." A fund may sell securities short when it owns or has the right to obtain securities equivalent in kind or amount to the securities sold short. Such short sales are known as
short sales "against the box."     If a fund enters into a short sale
against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
SWAP AGREEMENTS. Under a typical equity swap agreement, a counterparty such as a bank or broker-dealer agrees to pay the fund a return equal to the dividend payments and increase in value, if any, of an index or group of stocks, and the fund agrees in return to pay a fixed or floating rate of interest, plus any declines in value of the index. Swap agreements can also have features providing for maximum or
minimum exposure to    a     designated index. In    order to track
the return of its designated index effectively, the fund would generally have to own other assets returning approximately the same amount as the interest rate payable by the fund under the swap
agree    ment.
   The most significant factor in the performance of swap agreements is the change in value of the specific index or currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses and impairing the fund's correlation with the S&P 500. A fund may be able to eliminate its exposure under a swap agreement either by
assignment or other disposition, or by entering into an     offsetting
swap agreement with the same party or a similarly creditworthy party. A fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap
agreements. If    a     fund enters into a swap agreement on a net
basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement. WARRANTS. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed
on behalf of the fund by    BT     pursuant to authority contained in
the management    contract and sub-advisory agreement    .    BT
is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to
applicable limitations of the federal securities laws,    BT
considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on
a continuing basis;    and     the reasonableness of any commissions.
The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts
over which FMR or    BT or their affiliates     exercise investment
discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). The selection
of such broker-dealers generally is made by    BT     (to the extent
possible consistent with execution considerations) in accordance with
a ranking of broker-dealers determined periodically by    BT's
investment staff based    primarily     upon the quality of execution
services provided.
The receipt of research from broker-dealers that execute transactions
on behalf of the fund may be useful to    BT     in rendering
investment management services to the fund or its other clients, and conversely, such research provided by broker-dealers who have executed
transaction orders on behalf of other    BT     clients may be useful
to    BT     in carrying out its obligations to the fund. The receipt
of such research has not reduced    BT's     normal independent
research activities; however, it enables    BT     to avoid the
additional expenses that could be incurred if    BT     tried to
develop comparable information through its own efforts.
Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions,
   BT     must determine in good faith that such commissions are
reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of
a particular transaction or    BT's     overall responsibilities to
the fund and its other clients. In reaching this determination,
   BT     will not attempt to place a specific dollar value on the
brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
   BT is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the fund or shares of other Fidelity funds to the extent permitted by law. BT may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (FBS), indirect subsidiaries of FMR Corp., and BT Brokerage Corporation, BT Alex Brown Incorporated or BT Futures Corporation, indirect subsidiaries of Bankers Trust New York Corporation, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board
of Trustees has authorized    NFSC     to execute portfolio
transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
The    fund's     Trustees periodically review    BT'    s performance
of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
   Fo    r the fiscal years ended February 28, 1998 and 1997, the
fund's portfolio turnover rates were ___% and 3%, respectively.
[EQUITY FUNDS WITH A PORTFOLIO TURNOVER RATE OVER 100%:    Because
a high turnover rate increases transaction costs and may increase
   taxable gains,     FMR carefully weighs the anticipated benefits of
short-term investing against these consequences.] [EQUITY FUNDS WITH A
SUBSTANTIAL VARIANCE IN PORTFOLIO TURNOVER RATES:    An increased
    turnover rate is due to a greater volume of shareholder
pur   chase o    rders, short-term interest rate volatility and other
special market conditions.]
   For the fiscal years ended February 1998, 1997, and 1996, the fund paid brokerage commissions of $________, $103,000, and $788,000, respectively. The fund pays both commissions and spreads in connection with the placement of portfolio transactions. NFSC is paid on a commission basis. During the fiscal years ended February 1998, 1997, and 1996, the fund paid brokerage commissions of $_______, $4,000, and $7,000, respectively, to NFSC. During the fiscal year ended February 1998, this amounted to approximately __% of the aggregate brokerage commissions paid by the fund for transactions involving approximately __% of the aggregate dollar amount of transactions for which the fund
paid brokerage commissions.     [IF APPROPRIATE:    The difference
between the percentage of brokerage commissions paid to and the percentage of the dollar amount of transactions effected through NFSC is a result of the low commission rates charged by NFSC.]
   [USE ONLY IF FEES WERE PAID TO THESE AFFILIATES: During the fiscal years ended [month] __ and [month] __, the fund paid brokerage commissions of $_____ and $_____, respectively, to FBS. During the fiscal year ended [month] __, the fund paid brokerage commissions of $_____ to FBSL. During the fiscal year ended [month] 199__, this amounted to approximately __% of the aggregate brokerage commissions paid by the fund involving approximately __% of the aggregate dollar amount of transactions for which the fund paid brokerage commissions. [IF THE PERCENTAGE OF COMMISSIONS PAID TO FBS IS MATERIALLY LOWER THAN THE PERCENTAGE OF DOLLAR AMOUNT OF TRANSACTIONS EFFECTED THROUGH FBS:
The difference between the percentage of brokerage commissions paid to and the percentage of the dollar amount of transactions effected through FBS is a result of the low commission rates charged by
FBS.]]
   During the fiscal year ended February 1998, the fund paid $__ in commissions to brokerage firms that provided research services involving approximately $__ of transactions. The provision of research
services was not necessarily a factor in the place    ment of all this
business with such firms.
From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.
Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR, investment decisions for
the fund are made    by BT and are independent     from those of other
funds managed by FMR    or BT     or accounts managed by FMR or BT
affiliates. It sometimes happens that the same security is held in the
portfolio of more than one    BT-    managed    fund or account    .
Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that
the desirability of retaining FMR as investment    manager and BT as
sub-adviser     to the fund outweighs any disadvantages that may be
said to exist from exposure to simultaneous transactions.
VALUATION
Fidelity Service Company, Inc. (FSC) normally determines the fund's net asset value per share (NAV) as of the close of the NYSE (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing the fund's NAV.
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used. Securities of other
open-end    investment     companies are valued at their
respective     NAVs.
Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees.
Short-term securities with remaining maturities of sixty days or less
for which market quotations    and information furnished by a pricing
service     are not readily available are valued either at amortized
cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities. PERFORMANCE
The fund may quote performance in various ways. All performance information supplied by the fund in advertising is historical and is not intended to indicate future returns. The fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using the fund's    net asset
values    , adjusted    net asset values    , and benchmark indices
may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return. Unless otherwise indicated, the fund's adjusted NAVs are not adjusted for sales charges, if any.
MOVING AVERAGES. The fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average. On
February 27,    1998    , the 13-week and 39-week long-term moving
averages were    $__ and $__    , respectively.
HISTORICAL FUND RESULTS. The following table shows the fund's total
returns for periods ended February 28,    1998    .



                  AVERAGE ANNUAL TOTAL RETURNS               CUMULATIVE TOTAL RETURNS


                            ONE         FIVE            ONE    FIVE    TEN
                            YEAR        YEARS   TEN     YEAR   YEARS   YEARS
                                                YEARS



SPARTAN U.S.                    %        %       %       %      %       %
EQUITY INDEX

If FMR had not reimbursed certain fund expenses during these periods,
the fund's total returns would have    been     lower.
The following table shows the income and capital elements of the fund's cumulative total return. The table compares the fund's return to the record of the S&P 500, the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI),
over the same period. The CPI information is as of the    month-end
    closest to the initial investment date for the fund. The S&P 500 and DJIA comparisons are provided to show how the fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. The fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indices. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike the fund's returns, do not include the effect of brokerage commissions or other costs of investing.
During the    10-yea    r period    ended     February 28,
   1998    , a hypothetical    $100,000     investment in the fund
would have grown to    $______    , assuming all distributions were
reinvested. This was a period of fluctuating stock prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today. Tax consequences of different investments have not been factored into the figures below.
SPARTAN U.S EQUITY INDEX FUND                           INDICES


FISCAL YEAR   VALUE OF     VALUE OF        VALUE OF        TOTAL   S&P 500   DJIA   COST OF
ENDED         INITIAL      REINVESTED      REINVESTED      VALUE                    LIVING
              $100,000     DIVIDEND        CAPITAL GAIN
              INVESTMENT   DISTRIBUTIONS   DISTRIBUTIONS









1998   $           $          $          $           $           $

1997    $288,500    $81,388   $ 19,973    $389,861    $399,788    $450,997    $137,586

1996   $235,600    $ 60,298   $ 13,846   $ 309,744   $ 316,883   $ 352,246   $ 133,534

1995   $180,200    $ 40,900   $ 9,407    $ 230,507   $ 235,248   $ 251,592   $ 130,086

1994   $173,600    $ 33,878   $ 7,607    $ 215,085   $ 219,135   $ 233,933   $ 126,466

1993   $167,300    $ 27,410   $ 4,336    $ 199,046   $ 202,263   $ 200,105   $ 123,362

1992   $155,800    $ 20,536   $ 4,038    $ 180,374   $ 182,762   $ 188,314   $ 119.483

1991   $ 140,300   $ 13,768   $  1,846   $ 155,914   $ 157,543   $ 160,886   $ 116,207

1990   $ 127,300   $ 7,698    $ 1,675    $ 136,673   $ 137,413   $ 141,143   $ 110,345

1989   $ 112,100   $ 2,922    $ 216      $ 115,238   $ 115,563   $ 116,853   $ 104,828



Explanatory Notes: With an initial investment of $100,000 in the fund
on    March 1, 1988    , the net amount invested in fund shares was
$100,000. The cost of the initial investment ($100,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted to    $______    . If distributions had
not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period
would have amounted to    $______     for dividends and    $_____
    for capital gain distributions.
PERFORMANCE COMPARISONS. The fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do
not take sales charges or    trading     fees into consideration, and
are prepared without regard to tax consequences. In addition to the mutual fund rankings, the fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, the fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
The fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike the fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
The fund may compare its performance to that of the    Standard &
Poor's 500 Index    , a widely recognized, unmanaged index of common
stocks.
The fund may be compared in advertising to Certificates of Deposit
(CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, the fund may offer greater liquidity or higher potential returns than CDs, the fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on
the    CPI    ), and combinations of various capital markets. The
performance of these capital markets is based on the returns of different indices.
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and
   charitable giving.     In addition, Fidelity may quote or reprint
financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and
sales literature, articles from Fidelity    Focus(Registered
trademark)    , a quarterly magazine provided free of charge to
Fidelity fund shareholders.
The fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. The fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.
MOMENTUM INDICATORS indicate the fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
The fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of February 28, 1998, FMR advised over    $__     billion in
tax-free fund assets,    $__     billion in money market fund assets,
$___ billion in equity fund assets,    $__     billion in
international fund assets, and    $___     billion in Spartan fund
assets. The fund may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION
The fund is open for business and its NAV is calculated each day the NYSE is open for trading. The NYSE has designated the following
holiday closings for    1998    : New Year's Day,    Martin Luther
King's Birthda    y, Presidents' Day, Good Friday, Memorial Day,
Independence Day    (observed    ), Labor Day, Thanksgiving Day, and
Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time.
FSC normally determines the fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of the fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 (the Rule) under the 1940 Act, the fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies. In the prospectus, the fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. A portion of the fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the fund's income is derived from qualifying dividends. Because the fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of the dividends from the fund that qualifies for the deduction generally will be less than 100%. The fund will notify corporate shareholders annually of the percentage of fund dividends that qualifies for the dividends-received deduction. A portion of the fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income, and therefore will increase (decrease) dividend distribution. Short-term capital gains are distributed as dividend income. The fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of the fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the fund are taxable to shareholders as dividends, not as capital gains.
As of February 28,    1998    , the fund hereby designates
approximately    $________     as a capital gain dividend for the
purpose of the dividend-paid deduction.
FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. Because the fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.
TAX STATUS OF THE FUND. The fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with
other tax rules applicable to regulated investment    companies    .
If the fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on the fund with respect to deferred taxes arising from such distributions or gains. Generally, the fund will elect to mark-to-market PFIC shares. Unrealized gains will be recognized as income for this purpose and must be distributed to shareholders as dividends.
The fund is treated as a separate entity from the other    funds
of Fidelity Concord Street Trust for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own
   accounts     pursuant to a code of ethics that sets forth all
employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
BT
   B    T, a New York banking corporation with principal offices at
130 Liberty Street, New York, New York 10006, is a wholly    owne    d
subsidiary of Bankers Trust New York Corporation, whose principal
offices are also at 130 Liberty Street, New York, New    Yor    k
10006. BT was founded in 1903. As of December 31, 1996 Bankers Trust
New York Corporation was the seventh largest    ban    k holding
company in the United States with total assets of approximately $120
billion. BT is a worldwide merchant bank that    conducts     a
variety of general banking and trust activities and is a major
wholesale supplier of financial services to the international    and
    domestic institutional markets. Investment management is a core
business of BT with approximately $227 billion in assets    under
management globally. Of that total, approximately $82 billion are in
U.S. equity index assets. When bond and international    funds     are
included, BT manages over $94 billion in total index assets. This
makes BT one of the nation's leading managers in    index     funds.
   BT     has been advised by counsel that BT currently may perform
the services for the fund described herein without violation of
   the     Glass-Steagall Act or other applicable banking laws or
regulations. State laws on this issue may differ from the
interpretation    of r    elevant federal law and banks and financial
institutions may be required to register as dealers pursuant to state securities law.
   BT     investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes
   proce    dures for personal investing and restricts certain
transactions.
TRUSTEES AND OFFICERS
The Trustees,    Members of the Advisory Board    , and executive
officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and
   Members of the Advisory Board     also serve in similar capacities
for other funds advised by FMR. The business address of each
   Trustee, Member of the Advisory Board    , and officer who is an
"interested person" (as defined in the    Investment Company Act of
1940    ) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
   *EDWARD C. JOHNSON 3d (67), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman
and a Director of Fidelity Investments Money Management, Inc.    ,
Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
   J. GARY BURKHEAD (56), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX    (65), Tr    ustee, is President of RABAR Enterprises
(management consulting-engineering industry, 1994).    Prior     to
February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources
Company (exploration and production). He is a Director of    USA Waste
Services    , Inc. (non-hazardous waste, 1993), CH2M Hill Companies
(engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS    (66), Trustee (    1992). Prior to her
retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES    (54)    , Trustee (1997), is a consultant, author,
and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is currently a Trustee for the Forum For International Policy, a Board Member for the Virginia Neurological Institute, and a Senior Advisor of the Harvard Journal of World Affairs. In addition, Mr. Gates also serves as a member of the corporate board for LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products).
   E. BRADLEY JONES (70), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK    (65    ), Trustee, is Executive-in-Residence (1995)
at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH    (55),     Trustee, is Vice Chairman and Director of
FMR (1992). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31,
1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (   64    ), Trustee (1997), is the Vice President of
Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH    (68)    , Trustee and Chairman of the
non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products,
1996), and Associated Estates Realty Corporation (a real estate
investment trust, 1993). Mr. McDonough served as    a Director of
ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal
refining) from 1983-1    997.
MARVIN L. MANN    (64    ), Trustee (1993) is Chairman of the Board,
President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals,
1993), Imation Corp. (imaging and information storag   e, 1997    ),
and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way (1993) and is a member of the University of Alabama President's Cabinet.
   *ROBERT C. POZEN (51), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1997), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS    (69    ), Trustee, is President of The Wales
Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants,
1992).
   ROBERT A. LAWRENCE (45), is Vice President of certain Equity Funds
(1997), Vice President of Fidelity Real Estate High Income (1995) and Fidelity Real Estate High Income Fund II (1996), and Senior Vice President of FMR (1993).
   ERIC D. ROITER (49), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
   RICHARD A. SILVER (50), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
JOHN H. COSTELLO    (51    ), Assistant Treasurer, is an employee of
FMR.
LEONARD M. RUSH    (52    ), Assistant Treasurer (1994), is an
employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
   The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended February 28, 1998.
   COMPENSATION TABLE
   [TO BE UPDATED]

TRUSTEES                        AGGREGATE                TOTAL
AND                             COMPENSATION             COMPENSATION FROM THE
MEMBERS OF THE ADVISORY BOARD   FROM                     FUND COMPLEX*
                                U.S. EQUITY INDEXB,C,D   A

J. GARY BURKHEAD **             $                        $ 0

RALPH F. COX                    $

PHYLLIS BURKE DAVIS             $

ROBERT M. GATES ***             $                         0

EDWARD C. JOHNSON 3D **         $                         0

E. BRADLEY JONES                $

DONALD J. KIRK                  $

PETER S. LYNCH **               $                         0

WILLIAM O. MCCOY****            $

GERALD C. MCDONOUGH             $

MARVIN L. MANN                  $

ROBERT C. POZEN**               $                         0

THOMAS R. WILLIAMS              $

* Information is for the calendar year ended December 31,    1997 for
227     funds in the complex.
** Interested Trustees of the fund    and Mr. Burkhead     are
compensated by FMR.
   ***Mr. Gates was elected to the Board of Trustees on March 19,
1997.
   ****Mr. McCoy was elected to the Board of Trustees on March 19,
1997.
A Compensation figures include cash, a pro rata portion of benefits accrued under the retirement program for the period ended December 30,
   1997 a    nd required to be deferred, and may include amounts
deferred at the election of Trustees.
B Compensation figures include cash, and may include amounts required to be deferred, a pro rata portion of benefits accrued under the
retirement program for the period ended December 30,    1997     and
required to be deferred, and amounts deferred at the election of
Trustees.
C The following amounts are required to be deferred by each
non-interested Trustee, most of which is subject to vesting:    Ralph
F. Cox, $__, Phyllis Burke Davis, $__, Robert M. Gates, $__, E. Bradley Jones, $__, Donald J. Kirk, $__, William O. McCoy, $__, Gerald
C. McDonough, $__, Edward H. Malone, $__, Marvin L. Mann, $__, and Thomas R. Williams, $__.
D For the fiscal year ended February 28, 1998, certain of the non-interested Trustees' aggregate compensation from the fund includes
accrued voluntary deferred compensation as follows:    Ralph F. Cox,
$__, Marvin L. Mann, $__, and Thomas R. Williams, $__.
Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996, each non-interested Trustee who retired before December 30, 1996 may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee became eligible to participate in the program at the end of the calendar year in which he or she reached age 72, provided that, at the time of retirement, he or she had served as a Fidelity fund Trustee for at least five years.
   Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
 As of December 30, 1996, the non-interested Trustees terminated the retirement program for Trustees who retire after such date. In connection with the termination of the retirement program, each then-existing non-interested Trustee received a credit to his or her Plan account equal to the present value of the estimated benefits that would have been payable under the retirement program. The amounts credited to the non-interested Trustees' Plan accounts are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of the Reference Funds. The amounts ultimately received by the Trustees in connection with the credits to their Plan accounts will be directly linked to the investment performance of the
Reference Funds.     The termination of the retirement program and
related crediting of estimated benefits to the Trustees' Plan accounts did not result in a material cost to the funds.
   [IF EITHER FMR OR AN FMR AFFILIATE IS DEEMED TO OWN 1% OR MORE OF THE FUND'S SHARES: As of [DATE NOT EARLIER THAN 30 DAYS PRIOR TO SEC FILING DATE], approximately __% of the fund's total outstanding shares was held by [an] FMR affiliate[s]. FMR Corp. is the ultimate parent company of [this/these] FMR affiliate[s]. By virtue of his ownership interest in FMR Corp., as described in the "FMR" section on page ___, Mr. Edward C. Johnson 3d, President and Trustee of the fund, may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Mr. Johnson 3d's deemed ownership of the fund's shares, the Trustees, Members of the Advisory Board, and officers of the fund owned, in the aggregate, less than __% of the fund's total outstanding shares.]
   [IF NEITHER FMR NOR AN FMR AFFILIATE IS DEEMED TO OWN 1% OR MORE OF THE FUND'S SHARES: As of [DATE NOT EARLIER THAN 30 DAYS PRIOR TO SEC FILING DATE], the Trustees, Members of the Advisory Board, and officers of the fund owned, in the aggregate, less than __% of the fund's total outstanding shares.]
   [        As of [DATE NOT EARLIER THAN 30 DAYS PRIOR TO SEC FILING
DATE], the following owned of record or beneficially 5% or more of the fund's outstanding shares:]
   [    (IF FUND HAS A SHAREHOLDER WHO OWNS 25% OR MORE):    A
shareholder owning of record or beneficially more than 25% of the fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders of the fund.]
MANAGEMENT CONTRACT
   FMR is the fund's manager pursuant to a management contract dated December 5, 1997, which was approved by shareholders on November 19, 1997.
   Prior to December 5, 1997, FMR was the fund's manager pursuant to a management contract dated January 13, 1988, which was approved by shareholders on October 19, 1988.
   MANAGEMENT AND SUB-ADVISORY SERVICES. The fund employs FMR to furnish investment advisory and other services. FMR provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the
Board of Trustees,    provide     the management and administrative
services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the
registration of the fund's shares under federal    securities laws
and making necessary filings under state    securities     laws;
developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
   BT is the sub-adviser of the fund and acts as the fund's custodian. Under its management contract with the fund, FMR acts as investment adviser. Under the sub-advisory agreement, and, subject to the supervision of the Board of Trustees, BT directs the investments of the fund in accordance with its investment objective, policies, and limitations, administers the securities lending program of the fund and provides custodial services to the fund.
MANAGEMENT-RELATED EXPENSES.    In addition to the management fee
payable to FMR, the sub-advisory     fee payable to BT, and    the
fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the auditor and non-interested Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
   MANAGEMENT AND SUB-ADVISORY FEES. For the services of FMR under the contract, the fund pays FMR and BT monthly management and sub-advisory fees at the annual rate of 0.24% of its average net assets throughout the month. These fees include management fees of 0.24% payable to FMR and [estimated] sub-advisory fees of less than 0.01% payable to BT (representing 40% of net income from securities lending). FMR has voluntarily agreed to reimburse the fund if and to the extent that its aggregate operating expenses, including management fees (but excluding sub-advisory fees associated with securities lending, interest, taxes, brokerage commissions, and extraordinary expenses), are in excess of the annual rate of 0.19% of average net assets of the fund through December 31, 1999. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase the fund's total returns and repayment of reimbursement by the fund will lower its total returns.
       SUB-ADVISER.    The fund and FMR have entered into sub-advisory
agreements with BT. Pursuant to the sub-advisory agreements, FMR has granted BT investment management authority as well as the authority to buy and sell securities.

   Under the sub-advisory agreements, for providing investment management, securities lending and custodial services to the fund, FMR pays BT fees at an annual rate of 0.006% of the average net assets of the fund. In addition, as described above, under the sub-advisory agreements, for such services the fund pays BT fees equal to 40% of net income from the fund's securities lending program. The remaining 60% of net income from the fund's securities lending program goes to the fund.
   For the fiscal years ended February 1998, 1997, and 1996, the fund paid FMR management fees of $_________, ________, and $_____________, respectively, and for the period from December 5, 1997 to February 28, 1998, paid BT sub-advisory fees of $_________.
   The table below shows the periods of reimbursement and levels of expense limitations; the dollar amount of management fees incurred under the fund's contract before reimbursement; and the dollar amount of management fees reimbursed by FMR under the expense reimbursement for each period.





                PERIODS OF                           AGGREGATE
                EXPENSE LIMITATION                   OPERATING           FISCAL YEARS   MANAGEMENT FEE   AMOUNT OF
                 FROM TO                             EXPENSE      ENDED                 BEFORE           MANAGEMENT FEE
                                                     LIMITATION   FEBRUARY              REIMBURSEMENT    REIMBURSEMENT

SPARTAN U.S.    APRIL 18,            CURRENT         0.19%        1998                  $                $
EQUITY INDEX    1997
FUND

                MARCH 1,             APRIL 17,       0.28%                              $                $
                1997                 1997

                MARCH 1,             FEBRUARY 28,    0.28%        1997                  $                $
                1996                 1997

                MARCH 1,             FEBRUARY 29,    0.28%        1996                  $                $
                1995                 1996




DISTRIBUTION AND SERVICE PLAN
The Trustees have approved a Distribution and Service Plan on behalf of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows the fund and FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.
   Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of fund shares. In addition, the Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of fund shares, or provide shareholder support services. Currently, the Board of Trustees has authorized such payments for fund shares.
   [IF FMR MADE ANY DEFENSIVE THIRD PARTY PAYMENTS IN CALENDAR YEAR:
Payments made by FMR [FOR DEFENSIVE PLANS ONLY: either directly or] through [FDC/NFSC] to third parties for the fiscal] year ended 1998 amounted to $____].
   [IF FMR DID NOT MAKE ANY DEFENSIVE THIRD PARTY PAYMENTS IN CALENDAR
YEAR: FMR made no payments [FOR DEFENSIVE PLANS ONLY: either directly or] through [FDC/NFSC] to third parties for the year ended 1998.] Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in
connection with the distribution of    fund shares    , additional
sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.
The Plan was approved by shareholders on October 19, 1988.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may
differ from the    interpretation    s of federal law expressed
herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
T   h    e fund has entered into a transfer agent agreement with
FIIOC, an affiliate of FMR. Under the terms of the agreement, FIIOC
   performs tra    nsfer agency, dividend disbursing, and shareholder
services for the fund.
   For providing transfer agency services    , FIIOC receives an
annual account fee and an asset-based fee each based on account size and fund type for each retail account and certain institutional accounts. With respect to certain institutional retirement
account   s    , FIIOC receives an annual account fee and an
asset-based fee based on account type or fund type. These annual account fees are subject to increase based on postal rate changes.
   The asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.
FIIOC    pay    s out-of-pocket expenses associated with providing
transfer agent services. In addition, FIIOC bears the expense of
   typesetting    , printing, and mailing prospectuses, statements of
additional information, and all other reports, notices, and
state   ments t    o existing shareholders, with the exception of
proxy statements.
   The fund has also entered into a service agent agreement with FSC, an affiliate of FMR. Under the terms of the agreement, FSC calculates the NAV and dividends for the fund and maintains the fund's portfolio and general accounting records.
   For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are 0.0600% of the first $500 million of average net assets and 0.0300% of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 and a maximum of $800,000 per year.
   For the fiscal years ended February 1998, 1997, and 1996, the fund paid FSC pricing and bookkeeping fees, including reimbursement for related out-of-pocket expenses, of $____, $812,000, and $764,000, respectively.
   Effective December 5, 1997, FSC no longer administers the fund's securities lending program. For administering the fund's securities lending program prior to that date, FSC received fees based on the number and duration of individual securities loans. For the fiscal years ended February 1998, 1997, and 1996, the fund paid to FSC securities lending fees of $______, $________, and $_________, respectively.
The fund has    entered into a     distribution agreement with FDC, an
affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
CONTRACTS WITH BT AFFILIATES
   BT is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. However, a fund may invest in obligations of its custodian. Bankers Trust New York Corporation is included in the S&P 500. The Bank of New York and the Chase Manhattan Bank each headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions.
   FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
   BT's fees for custodial services to the fund are included in the fees payable under the sub-advisory agreements.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Spartan U.S. Equity Index Fund is a fund of
   Fidelity Concord Street Trust, an open-end management investment company organized as a Massachusetts business trust pursuant to a Declaration of Trust dated July 10, 1987 and supplemented December 1, 1988. The trust's name was changed from Fidelity Institutional Trust to Fidelity Concord Street Trust by a Supplement to the Declaration of Trust dated May 13, 1997. The Declaration of Trust was supplemented further on June 6, 1997 to incorporate changes approved by
shareholders on March 19, 1997.      Currently, there are five funds
of the trust: Spartan U.S. Equity Index Fund, Fidelity U.S. Bond Index Fund, Spartan Extended Market Index Fund, Spartan International Index Fund, and Spartan Total Market Index Fund. The Declaration of Trust permits the Trustees to create additional funds.
In the event that FMR ceases to be the investment adviser to the trust or a fund, the right of the trust or fund to use the identifying names "Fidelity" and/or "Spartan" may be withdrawn.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and its funds will continue indefinitely. Each fund may invest all of its assets in another investment company.
AUDITOR.    _______________________     serves as the fund's
independent accountant. The auditor examines financial statements for the fund and provides other audit, tax, and related services. FINANCIAL STATEMENTS
The fund's financial statements and financial highlights for the
fiscal year ended February 28,    1998, and report of the auditor    ,
are included in the fund's Annual Report, which is attached to the fund's prospectus. The fund's financial statements, including the financial highlights, and report of the auditor are incorporated herein by reference. For a free additional copy of the fund's Annual Report, contact Fidelity Client Services at the appropriate number listed on the front cover, 82 Devonshire Street, Boston, MA 02109. APPENDIX
APPENDIX: ABOUT THE STANDARD & POOR'S 500 INDEX
   The S&P 500 is a well-known stock market index that includes common stocks of companies representing a significant portion of the market value of all common stocks publicly traded in the United States. Stocks in the S&P 500 are weighted according to their market capitalization (i.e., the number of shares outstanding multiplied by the stock's current price), with the __ largest stocks currently comprising approximately 50% of the index's value. The composition of the S&P 500 is determined by Standard & Poor's and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group. Standard & Poor's may change the index's composition from time to time.
   The performance of the S&P 500 is a hypothetical number that does not take into account brokerage commissions and other costs of investing, which the fund bears.
   Although Standard & Poor's obtains information for inclusion in or for use in the calculation of the S&P 500 from sources which it considers reliable, Standard & Poor's does not guarantee the accuracy or the completeness of the S&P 500 or any data included therein. Standard & Poor's makes no warranty, express or implied, as to results to be obtained by the licensee, owners of the fund, or any other person or entity from the use of the S&P 500 or any data included therein in connection with the rights licensed hereunder or for any other use. Standard & Poor's makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the S&P 500 and any data included therein.
   The following is a list of the 500 stocks comprising the S&P 500 as of February 28, 1998. [Updated list to be provided.]
FIDELITY CONCORD STREET TRUST

SPARTAN TOTAL MARKET INDEX FUND
SPARTAN EXTENDED MARKET INDEX FUND
SPARTAN INTERNATIONAL INDEX FUND


CROSS REFERENCE SHEET
FORM N-1A

ITEM NUMBER   PROSPECTUS SECTION


1            ..............................     COVER PAGE

2     A      ..............................     EXPENSES

      B, C   ..............................     CONTENTS; WHO MAY WANT TO INVEST

3     A      ..............................     *

      B      ..............................     *

      C, D   ..............................     *

4     A      I.............................     CHARTER

             II...........................      INVESTMENT PRINCIPLES AND RISKS

      B      ..............................     INVESTMENT PRINCIPLES AND RISKS

      C      ..............................     WHO MAY WANT TO INVEST; INVESTMENT PRINCIPLES
                                                AND RISKS

5     A      ..............................     CHARTER

      B      I.............................     CHARTER; DOING BUSINESS WITH FIDELITY

             II...........................      CHARTER

             III..........................      EXPENSES; BREAKDOWN OF EXPENSES

      C      ..............................     CHARTER

      D      ..............................     CHARTER; BREAKDOWN OF EXPENSES

      E      ..............................     CHARTER

      F      ..............................     EXPENSES; BREAKDOWN OF EXPENSES

      G      I..............................    CHARTER

             II..............................   *

5     A      ..............................     *

6     A      I.............................     CHARTER

             II...........................      HOW TO BUY SHARES; HOW TO SELL SHARES;
                                                TRANSACTION DETAILS; EXCHANGE RESTRICTIONS

             III..........................      CHARTER

      B      .............................      CHARTER

      C      ..............................     TRANSACTION DETAILS; EXCHANGE RESTRICTIONS

      D      ..............................     *

      E      ..............................     DOING BUSINESS WITH FIDELITY; HOW TO BUY SHARES;
                                                HOW TO SELL SHARES; INVESTOR SERVICES

      F, G   ..............................     DIVIDENDS, CAPITAL GAINS, AND TAXES

      H      ..............................     *

7     A      ..............................     COVER PAGE; CHARTER

      B      ..............................     EXPENSES; HOW TO BUY SHARES; TRANSACTION DETAILS

      C      ..............................     *

      D      ..............................     HOW TO BUY SHARES

      E      ..............................     *

      F      ..............................     BREAKDOWN OF EXPENSES

8            ..............................     HOW TO SELL SHARES; INVESTOR SERVICES; TRANSACTION
                                                DETAILS; EXCHANGE RESTRICTIONS

9            ..............................     *


* Not Applicable

SPARTAN(REGISTERED TRADEMARK)
INDEX
FUNDS
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a
copy of    each     fund's    most recent financial report and
portfolio listing, or a copy of the Statement of Additional
Information (SAI) dated    April 18, 1998    . The SAI has been filed
with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference
(legally forms a part of the prospectus). For a free copy of    either
document    , call Fidelity at 1-800-544-8888.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.
LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION, NOR HAS
THE SECURITIES AND EXCHANGE
COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.
SIF-pro-0498

Each fund seeks a total return that corresponds to that of a specific index.
SPARTAN TOTAL MARKET INDEX FUND seeks a total return that corresponds to that of the Wilshire 5000 Equity Index (Wilshire 5000).
   (fund number 397, trading symbol FSTIF)
SPARTAN EXTENDED MARKET INDEX FUND seeks a total return that corresponds to that of the Wilshire 4500 Equity Index (Wilshire 4500).
(fund number 398,    trading symbol FSEIF)
SPARTAN INTERNATIONAL INDEX FUND seeks a total return that corresponds to that of the Morgan Stanley Capital International Europe, Australasia, Far-East (EAFE(registered trademark)) Index.
(fund number 399,    trading symbol FSIIF)
PROSPECTUS
(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA 02109   APRIL
18, 1998
CONTENTS


KEY FACTS                   THE FUNDS AT A GLANCE

                            WHO MAY WANT TO INVEST

                            EXPENSES EACH FUND'S YEARLY OPERATING
                            EXPENSES.

                               FINANCIAL HIGHLIGHTS A SUMMARY OF
                               EACH FUND'S FINANCIAL DATA.

                            PERFORMANCE

THE FUNDS IN DETAIL         CHARTER HOW EACH FUND IS ORGANIZED.

                            INVESTMENT PRINCIPLES AND RISKS EACH
                            FUND'S OVERALL APPROACH TO INVESTING.

                            BREAKDOWN OF EXPENSES HOW
                            OPERATING COSTS ARE CALCULATED AND WHAT
                            THEY INCLUDE.

YOUR ACCOUNT                DOING BUSINESS WITH FIDELITY

                            TYPES OF ACCOUNTS DIFFERENT WAYS TO
                            SET UP YOUR ACCOUNT, INCLUDING
                            TAX-   ADVANTAGED     RETIREMENT PLANS.

                            HOW TO BUY SHARES OPENING AN
                            ACCOUNT AND MAKING ADDITIONAL
                            INVESTMENTS.

                            HOW TO SELL SHARES TAKING MONEY OUT
                            AND CLOSING YOUR ACCOUNT.

                            INVESTOR SERVICES SERVICES TO HELP YOU
                            MANAGE YOUR ACCOUNT.

SHAREHOLDER AND             DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES            AND TAXES

                            TRANSACTION DETAILS SHARE PRICE
                            CALCULATIONS AND THE TIMING OF PURCHASES
                            AND REDEMPTIONS.

                            EXCHANGE RESTRICTIONS

                            APPENDIX

KEY FACTS


THE FUNDS AT A GLANCE
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager.
Bankers Trust Company (BT) is a wholly-owned subsidiary of Bankers Trust New York Corporation, the seventh largest bank holding company in the United States. BT currently serves as sub-adviser to each fund and manages each Fund's portfolio.
As with any mutual fund, there is no assurance that a fund will achieve its goal.

SPARTAN TOTAL MARKET INDEX
GOAL: Total return that corresponds to that of the Wilshire 5000
Equity Index.
STRATEGY: Invests in equity securities included in the Wilshire 5000.
SIZE: As of February 28, 1998, the fund had over $__ [m/b]illion in assets.

SPARTAN EXTENDED MARKET INDEX
GOAL: Total return that corresponds to that of the Wilshire 4500
Equity Index.
STRATEGY: Invests in equity securities included in the Wilshire 4500.
SIZE: As of February 28, 1998, the fund had over $__ [m/b]illion in assets.

SPARTAN INTERNATIONAL INDEX
GOAL: Total return that corresponds to that of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index.
STRATEGY: Invests in international equity securities included in the
EAFE.
SIZE: As of February 28, 1998, the fund had over $__ [m/b]illion in assets.
WHO MAY WANT TO    INVEST
These funds may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The funds are designed for those who want to pursue growth of capital through portfolios of securities that broadly represent a specific market or markets. Spartan Total Market Index attempts to replicate the broad U.S. market by investing in securities of companies in the Wilshire 5000. Spartan Extended Market Index attempts to replicate the small- to mid-capitalization market by investing in securities of companies in the Wilshire 4500. Spartan International Index attempts to replicate the international markets by investing in securities of companies in the EAFE. The funds seek to keep expenses low as they attempt to match the return of their indices.
Because the funds seek to track, rather than beat, the performance of a specific market index, they are not managed in the same way as other mutual funds. BT's approach to investing emphasizes broad diversification and low portfolio turnover. BT generally will not judge the merits of any particular stock as an investment. Therefore, you should not expect to achieve the potentially greater results that could be obtained by funds that aggressively seek growth or funds that attempt to limit losses in a falling market.
The value of the funds' investments will vary from day to day, and generally reflect market conditions, interest rates, and other company, political, or economic news both here and abroad. In the short-term, stock prices can fluctuate dramatically in response to these factors. The securities of small, less well-known companies may be more volatile than those of larger companies. Over time, however, stocks have shown greater growth potential than other types of securities. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations. When you sell your shares, they may be worth more or less than what you paid for them. By themselves, the funds do not constitute a balanced investment plan.

THE SPECTRUM OF
FIDELITY FUNDS
BROAD CATEGORIES OF FIDELITY
FUNDS ARE PRESENTED HERE IN
ORDER OF ASCENDING RISK.
GENERALLY, INVESTORS SEEKING TO
MAXIMIZE RETURN MUST ASSUME
GREATER RISK. THE FUNDS IN THIS
PROSPECTUS ARE IN THE GROWTH
CATEGORY.
(SOLID BULLET) MONEY MARKET SEEKS
INCOME AND STABILITY BY
INVESTING IN HIGH-QUALITY,
SHORT-TERM INVESTMENTS.
(SOLID BULLET) INCOME SEEKS INCOME BY
INVESTING IN BONDS.
(SOLID BULLET) GROWTH AND INCOME SEEKS
LONG-TERM GROWTH AND INCOME
BY INVESTING IN STOCKS AND
BONDS.
(RIGHT ARROW) GROWTH SEEKS LONG-TERM
GROWTH BY INVESTING MAINLY IN
STOCKS.
(CHECKMARK)
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. In addition, you may be charged an annual index account fee if your account balance falls below $10,000. See "Transaction Details," page __, for an explanation of how and when these charges apply.
SALES CHARGE ON PURCHASES                               NONE
AND REINVESTED DISTRIBUTIONS

DEFERRED SALES CHARGE ON REDEMPTIONS                    NONE

PURCHASE FEE (AS A % OF OFFERING PRICE)

SPARTAN TOTAL MARKET INDEX                              0.50%

SPARTAN EXTENDED MARKET INDEX                           0.75%

SPARTAN INTERNATIONAL INDEX                             1.00%

ANNUAL INDEX ACCOUNT FEE (FOR ACCOUNTS UNDER $10,000)   $10.00

The purchase fee is paid to the fund, not Fidelity or BT, and is not a sales charge.
ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR and BT. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. A fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" page ).
The following figures are based on estimated expenses of each fund and are calculated as a percentage of average net assets of each fund.

SPARTAN TOTAL MARKET INDEX
MANAGEMENT FEE [(AFTER REIMBURSEMENT)]                  %

12B-1 FEE                                               NONE

OTHER EXPENSES [(AFTER REIMBURSEMENT)]                  %

TOTAL FUND OPERATING EXPENSES [(AFTER REIMBURSEMENT)]   %


SPARTAN EXTENDED MARKET INDEX
MANAGEMENT FEE [(AFTER REIMBURSEMENT)]                  %

12B-1 FEE                                               NONE

OTHER EXPENSES [(AFTER REIMBURSEMENT)]                  %

TOTAL FUND OPERATING EXPENSES [(AFTER REIMBURSEMENT)]   %


SPARTAN INTERNATIONAL INDEX
MANAGEMENT FEE [(AFTER REIMBURSEMENT)]                  %

12B-1 FEE                                               NONE

OTHER EXPENSES [(AFTER REIMBURSEMENT)]                  %

TOTAL FUND OPERATING EXPENSES [(AFTER REIMBURSEMENT)]   %

EXAMPLES: Let's say, hypothetically, that each fund's annual return is
5% and    that your shareholder transaction expenses     and each
fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:

SPARTAN TOTAL MARKET INDEX
1 YEAR    $

3 YEARS   $


SPARTAN EXTENDED MARKET INDEX
1 YEAR    $

3 YEARS   $


SPARTAN INTERNATIONAL INDEX
1 YEAR    $

3 YEARS   $

These examples illustrate the effect of expenses, but are not meant to
suggest actual or expected    expenses     or returns, all of which
may vary.

UNDERSTANDING
EXPENSES
Operating a mutual fund
involves a variety of expenses
for portfolio management,
shareholder statements, tax
reporting, and other services.
As an investor, you pay some
of these costs directly (for
example, each fund's index
account fee). Other costs are
paid from the fund's assets;
their effect is already factored
into any quoted share price or
return.
(checkmark)
FMR has voluntarily agreed to reimburse Spartan Total Market Index, Spartan Extended Market Index, and Spartan International Index, to the extent that total operating expenses (with the exceptions noted below) exceed 0.25%, 0.25% and 0.35%, respectively, of its average net assets
through December 31, 1999. If    these agreements     were not in
effect, the management fee, other expenses, and total operating expenses [based on estimated expenses would be/would have been] the following amounts: __%, __%, and __% for Spartan Total Market Index; __%, __%, and __% for Spartan Extended Market Index; and __%, __%, and
__% for Spartan International Index. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions and other transaction costs, or extraordinary expenses. In addition, sub-advisory fees paid by the fund associated with securities lending are not eligible for reimbursement.
FINANCIAL HIGHLIGHTS
   The financial highlights tables that follow have been audited by __________, independent accountants. The funds' financial highlights, financial statements, and reports of the auditors are included in each fund's Annual Report, and are incorporated by reference into (are legally a part of) the funds' SAI. Contact Fidelity for a free copy of an Annual Report or the SAI.
[FINANCIAL HIGHLIGHTS TO BE FILED BY SUBSEQUENT AMENDMENT.]]
PERFORMANCE
This section would normally show how the funds have performed over
time. Because    the funds     were less than six    months old
    when this prospectus was printed, their performance is not included. Twice a year, you will receive a report detailing each fund's recent strategies, performance, and holdings. For current performance or a free annual report, call 1-800-544-8888.

UNDERSTANDING
PERFORMANCE
Because these funds invest in
stocks, their performance is
related to that of the segments
of the stock market in which
they invest. Historically, stock
market performance has been
characterized by volatility in
the short run and growth in the
long run. Investing in foreign
markets means assuming
greater risks than investing in
the United States due to factors
like changes in a country's
financial markets, its local,
political, and economic
climate, and the value of its
currency.
(checkmark)
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year. STANDARD & POOR'S 500 INDEX (S&P 500(registered trademark)) is a widely recognized, unmanaged index of common stocks.
WILSHIRE 5000 is an unmanaged, market capitalization-weighted index of approximately ___ U.S. equity securities.
WILSHIRE 4500 is an unmanaged, market capitalization-weighted index of approximately ___ U.S. equity securities. The Wilshire 4500 includes all the stocks in the Wilshire 5000 except for stocks included in the S&P 500.
MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST
(EAFE) INDEX    (MSCI EAFE)     is an unmanaged, market
   capitalization weighted index that is designed to represent the performance of developed stock markets outside of the United States and Canada. As of February 28, 1998, the index included over __ equity securities of companies domiciled in __ countries.
The charts on the following page present calendar year performance of the Wilshire 5000, Wilshire 4500, and the MSCI EAFE. The charts illustrate the volatility of the returns of the Wilshire 5000,
Wilshire 4500 and the    MSCI     EAFE. The charts measure total
return based on the period's change in price, dividends paid on stocks in the index, and for the MSCI EAFE Index, the effect of reinvesting dividends after adjustments for dividend withholdings by foreign governments or tax credits.
Unlike each fund's returns, the total returns of each comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
   Other     illustrations of fund performance may show moving
averages over specified periods.

YEAR-BY-YEAR TOTAL RETURNS
Calendar years 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997
MSCI EAFE 28.27% 10.53% -23.45% 12.13% -12.17% 32.56% 7.78% 11.21%
6.05% ___%
Percentage (%)
Row: 1, Col: 1, Value: 28.27
Row: 2, Col: 1, Value: 10.53
Row: 3, Col: 1, Value: -23.45
Row: 4, Col: 1, Value: 12.13
Row: 5, Col: 1, Value: -12.17
Row: 6, Col: 1, Value: 32.56
Row: 7, Col: 1, Value: 7.78
Row: 8, Col: 1, Value: 11.21
Row: 9, Col: 1, Value: 6.05
Row: 10, Col: 1, Value: nil
 MSCI EAFE
YEAR-BY-YEAR TOTAL RETURNS
Calendar years 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997
Wilshire 4500 -20.54 23.94% -13.56% 43.45% 11.87% 14.57% -2.66% 33.48%
17.18% ___%
Percentage (%)
Row: 1, Col: 1, Value: 20.54
Row: 2, Col: 1, Value: 23.94
Row: 3, Col: 1, Value: -13.56
Row: 4, Col: 1, Value: 43.45
Row: 5, Col: 1, Value: 11.87
Row: 6, Col: 1, Value: 14.57
Row: 7, Col: 1, Value: -2.66
Row: 8, Col: 1, Value: 33.48
Row: 9, Col: 1, Value: 17.18
Row: 10, Col: 1, Value: nil
 Wilshire 4500
YEAR-BY-YEAR TOTAL RETURNS
Calendar years 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997
Wilshire 5000 17.94% 29.17% -6.18% 34.21% 8.97% 11.28% -0.06% 36.45%
21.21% ___%
Percentage (%)
Row: 1, Col: 1, Value: 17.94
Row: 2, Col: 1, Value: 29.17
Row: 3, Col: 1, Value: -6.18
Row: 4, Col: 1, Value: 34.21
Row: 5, Col: 1, Value: 8.970000000000001
Row: 6, Col: 1, Value: 11.28
Row: 7, Col: 1, Value: -0.06000000000000001
Row: 8, Col: 1, Value: 36.45
Row: 9, Col: 1, Value: 21.21
Row: 10, Col: 1, Value: nil
 Wilshire 5000
THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Each fund is a diversified fund of Fidelity Concord Street Trust, an open-end management investment company organized as a Massachusetts business trust on July 10, 1987.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity or BT.
THE FUNDS MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The funds are managed by FMR, which handles their business affairs. BT, the funds' sub-adviser, chooses the funds' investments. FMR supervises the sub-adviser and, in conjunction with the Board of Trustees, reviews the performance of its duties.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
Fidelity Service Company, Inc. (FSC) performs transfer agent servicing functions for each fund.
   FMR Corp. is the ultimate parent company of FMR.     Members of the
Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940
Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
BT AND ITS AFFILIATES
BT is the sub-adviser of each fund, and acts as each fund's custodian. BT, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006, is a wholly-owned subsidiary of Bankers Trust New York Corporation.
BT, subject to the supervision and direction of the Board of Trustees and FMR, makes investment decisions for each fund, places orders to buy, sell and lend the funds' investments and manages each fund in accordance with its investment objectives and policies. BT may utilize the expertise of any of its worldwide subsidiaries and affiliates to assist in its role as sub-adviser. BT places orders for portfolio transactions with broker-dealers and other firms of its choosing, which may include affiliates of BT or FMR.
BT investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
BT may use FMR and BT broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
As of ____, approximately ____% and ____% of each of [NAME OF FUND]'s and [NAME OF FUND]'s total outstanding shares, respectively, were held by [FMR/FMR and [an] FMR affiliate[s]/[an] FMR affiliate[s]/ BT/ a BT affiliate.]
As of ___, approximately ____% of [NAME OF FUND]'s total outstanding shares were held by [NAME OF SHAREHOLDER]; approximately ___% of [NAME OF FUND]'s total outstanding shares were held by [NAME OF SHAREHOLDER]; and approximately ___% of [NAME OF FUND]'s total outstanding shares were held by [NAME OF SHAREHOLDER].]
INVESTMENT PRINCIPLES AND RISKS
The values of the funds' domestic and foreign investments vary in response to many factors. Stock values fluctuate in response to the activities of individual companies, and general market and economic conditions. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations. Investments in small-capitalization stocks may involve greater risk than investing in medium and large-capitalization stocks, since they can be subject to more abrupt or erratic movements. Small-capitalization companies may have more limited product lines, markets or financial resources.
When you sell your shares of a fund, they may be worth more or less than what you paid for them.
SPARTAN TOTAL MARKET INDEX FUND seeks to provide investment results that correspond to the total return of a broad range of United States stocks.
To achieve this objective, Spartan Total Market Index attempts to match the total return of the Wilshire 5000. The Wilshire 5000 is a capitalization-weighted index of approximately ___ common stocks of companies headquartered in the United States.
The Wilshire 5000 comprises all stocks of companies headquartered in the United States for which market prices are readily available. The Wilshire 5000 includes all of the stocks in the S&P 500 except for a small number of foreign stocks that represent approximately __% of the S&P 500. The domestic S&P 500 stocks account for approximately __% of the capitalization of the Wilshire 5000.
SPARTAN EXTENDED MARKET INDEX FUND seeks to provide investment results that correspond to the total return of stocks of mid- to small-capitalization United States companies.
To achieve this objective, Spartan Extended Market Index attempts to match the total return of the Wilshire 4500. The Wilshire 4500 is a capitalization-weighted index of over __ common stocks of companies headquartered in the United States. The Wilshire 4500 includes all stocks in the Wilshire 5000 except for the stocks included in the S&P
500. Although some of the companies in the Wilshire 4500 have large market capitalizations, excluding the S&P 500 stocks makes the Wilshire 4500, on average, more representative of medium- to small-capitalization stocks.
SPARTAN INTERNATIONAL INDEX FUND seeks to provide investment results that correspond to the total return of foreign stock markets.
To achieve this objective, Spartan International Index attempts to
match the total return of the    MSCI     EAFE. The    MSCI     EAFE
is a capitalization-weighted index that currently includes stocks of
companies located in    15     European countries (Austria, Belgium,
Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands,
Norway,    Portugal,     Spain, Sweden, Switzerland, and the United
Kingdom), Australia, New Zealand, Hong Kong, Japan, Malaysia, and Singapore. The index returns, for periods after January 1, 1997, are adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.
The MSCI EAFE is designed to be representative of developed countries only, and does not include most emerging market stocks. It is also important to note that Japan, as the largest-capitalization country outside the U.S., currently represents approximately __% of the MSCI EAFE and has represented over 60% of the MSCI EAFE in the past.
EACH OF THE FUNDS invests in a mix of securities designed to match its index's performance. Under normal conditions each fund seeks to invest at least 80% of its assets in the stocks included in its index.
BT may use statistical sampling techniques to attempt to replicate the returns of the indices using a smaller number of securities. These statistical sampling techniques take into account such factors as capitalization, industry exposures, dividend yield, price/earnings ratio, price/book ratio, earnings growth and, for Spartan International Index Fund, country weightings and the effect of foreign taxes, and attempt to match the investment characteristics of the indices and the funds.
The funds may not track their indices perfectly. Differences between the index and a fund's portfolio may cause differences in performance. In addition, the funds' ability to replicate their indices' returns will depend to some extent on the size and frequency of cash flows into and out of the funds. Transactions by fund investors may have a greater impact on Spartan International Index because they are effected at 4:00 p.m. Eastern time, when most foreign markets are closed. As a result, the fund may not be able to place trades to reflect shareholder transactions until foreign markets re-open.
Even if the funds' investments match their indices exactly, their returns could differ on a day-to-day basis because of differences in how the funds and the indices are valued. The funds normally value all of their investments at 4:00 p.m. Eastern time. The indices are valued by their sponsors, who may use different closing prices, currency exchange rates or dividend reinvestment assumptions than the funds do. Each fund seeks to achieve a 98% or better correlation between its total return and the total return of its index. BT uses an indexing technique to structure the funds' portfolios similarly to their indices. FMR monitors correlation between the performance of the funds and their indices on a monthly basis. Correlation is measured by comparing the funds' monthly total returns to those of their indices over the most recent 36-month period. In the unlikely event that a fund cannot achieve a correlation of 98% or better, the Trustees will consider alternative arrangements.
The funds may use various techniques, such as stock index futures, to match the funds' performance to their indices.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies BT may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in a fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
BT may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 75% of total assets, each fund may not purchase more than 10% of the outstanding voting securities of a single issuer. This limitation does not apply to securities of other investment companies.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These
include risks relating to political,    regulatory,     or economic
conditions in foreign countries; fluctuations in foreign currencies;
withholding or other taxes;    trading, settlement, custodial, and
other     operational risks; and the potentially less stringent
investor protection and disclosure standards of foreign markets. All of these factors can make foreign investments, especially those in
   emerging markets,     more volatile and    potentially less
liquid     than U.S. investments.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
FOREIGN REPURCHASE AGREEMENTS may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, and purchasing indexed securities.
BT can use these practices in its efforts to track the returns of each fund's index. If BT judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by BT, under the supervision of the Board of Trustees and FMR, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: A fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities.
       WARRANTS    are instruments which entitle the holder to buy an
equity security at a specific price for a specific period of time. The price of a warrant tends to be more volatile than the price of its underlying security, and a warrant ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security.
OTHER INSTRUMENTS may include securities of other investment companies.
CASH MANAGEMENT. A fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. The funds may also invest in similar money market funds managed by BT or other investment managers. A major change in interest rates or a default on a money market fund's investments could cause its share price to change.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.
RESTRICTIONS: With respect to 75% of its total assets, each fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer. This limitation does not apply to U.S. Government securities or to securities of other investment companies.
A fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
BORROWING. Each fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. BT receives a portion of securities lending income as a sub-advisory fee. Securities lending could result in a loss or a delay in recovering a fund's securities. A fund may also lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of a fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
SPARTAN TOTAL MARKET INDEX FUND seeks to provide investment results that correspond to the total return of a broad range of United States stocks.
SPARTAN EXTENDED MARKET INDEX FUND seeks to provide investment results that correspond to the total return of stocks of mid-to small-capitalization United States companies.
SPARTAN INTERNATIONAL INDEX FUND seeks to provide investment results that correspond to the total return of foreign stock markets.
With respect to 75% of its total assets, each fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer and may not purchase more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities or to securities of other investment companies.
A fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets.
Loans, in the aggregate, may not exceed 33% of a fund's total assets.
BREAKDOWN OF         EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of a fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR and each fund pay sub-advisory fees to BT for managing each fund's investments, administering its securities lending program, and for custodial services. Each fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements can decrease a fund's expenses and boost its performance. MANAGEMENT AND SUB-ADVISORY FEES
Management and sub-advisory fees are calculated and paid every month to FMR and BT, respectively. Spartan Total Market Index, Spartan Extended Market Index, and Spartan International Index pay fees at the annual rates of 0.25%, 0.25%, and 0.40%, respectively, of their average net assets. These fees include management fees of 0.24%, 0.24%, and 0.34%, respectively, payable to FMR, and [estimated] sub-advisory fees of __%, __% and __% payable to BT (representing 40% of net income from securities lending).
FMR has voluntarily agreed to limit each fund's total operating expenses (excluding sub-advisory fees associated with securities lending, interest, taxes, brokerage commissions and other transaction costs or extraordinary expenses) to an annual rate of 0.25%, 0.25%, and 0.35% of average net assets for Spartan Total Market Index, Spartan Extended Market Index, and Spartan International Index, respectively. These agreements will continue until December 31, 1999. BT IS EACH FUND'S SUB-ADVISER under agreements with FMR and each fund. BT is paid a sub-advisory fee for providing investment management, securities lending and custodial services to each fund.
For investment management, securities lending and custodial services to Spartan Total Market Index and Spartan Extended Market Index, FMR pays BT fees at an annual rate of 0.0125% of the average net assets of each fund. In addition, each fund pays BT fees equal to 40% of net income from each fund's securities lending program. The remaining 60% of net income from each fund's securities lending program goes to each fund.
For investment management, securities lending and custodial services to Spartan International Index, FMR pays BT fees at an annual rate of 0.0650% of the average net assets of the fund, plus fees of up to $200,000 annually. In addition, the fund pays BT fees equal to 40% of net income from the fund's securities lending program. The remaining 60% of net income from the fund's securities lending program goes to the fund.
OTHER EXPENSES
While the management and sub-advisory fees are significant components of the funds' annual operating costs, the funds have other expenses as well.
The funds contract with FSC to perform    transfer agency, dividend
disbursing, shareholder servicing, and     accounting functions. These
services include processing shareholder transactions, valuing each
fund's investments,    and calculating each fund's share price and
dividends.
   Each fund     also pays other expenses, such as legal and audit
fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity.
To offset shareholder service costs, FSC also collects each fund's annual index account fee of $10.00 per account.
   Each fund     has adopted a DISTRIBUTION AND SERVICE PLAN.
   Each     plan recognizes that FMR may use its management fee
revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for,
the fund's     shares. Currently, the Board of Trustees of each fund
has authorized such payments.
   For the fiscal year ended February 28, 1998, the annualized portfolio turnover rates for Spartan Total Market Index, Spartan Extended Market Index, and Spartan International Index were __%, __%
and __%, respectively.     These rates vary from year to year. [IF
RATE IS 100% OR MORE: High turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.]
(null)Doing Business with Fidelity
Fidelity Investments was established in 1946 to manage one of
America's first
mutual funds. Today, Fidelity is the largest mutual fund company in the country,
and is known as an innovative provider of high-quality financial services to
individuals and institutions.
In addition to its mutual fund business, the company operates one of
America's
leading discount brokerage firms, FBSI. Fidelity is also a leader in providing
tax-sheltered retirement plans for individuals investing on their own or through
their employer.
Fidelity is committed to providing investors with practical
information to
make investment decisions. Based in Boston, Fidelity provides customers with
complete service 24 hours a day, 365 days a year, through a network of telephone
service centers around the country.
To reach Fidelity for general information, call these numbers:
S For mutual funds, 1-800-544-8888
S For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has
over 80 walk-in Investor Centers across the country.
(null)Types of Accounts
You may set up an account directly in a fund or, if you own or intend to purchase
individual securities as part of your total investment portfolio, you may consider
investing in a fund through a brokerage account.
You may purchase or sell shares of the funds through an investment professional,
including a broker, who may charge you a transaction fee for this service.
If you invest through FBSI, another financial institution, or an investment
professional, read their program materials for any special provisions, additional
service features or fees that may apply to your investment in a fund.
Certain
features of the fund, such as the minimum initial or subsequent investment
amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed
in the table that follows.
The account guidelines that follow may not apply to certain retirement accounts.
If you are investing through a retirement account or if your employer offers
the funds through a retirement program, you may be subject to additional fees.
For more information, please refer to your program materials, contact your
employer, or call your retirement benefits number or Fidelity directly, as
appropriate.
Fidelity Facts
Fidelity offers the broadest
selection of mutual funds
in the world.
w Number of Fidelity mutual funds: over ___
w Assets in Fidelity mutual funds: over $___ billion
w Number of shareholder accounts: over __ million
w Number of investment analysts and portfolio managers: over ___
3

Ways to Set Up Your Account
Individual or Joint Tenant
For your general investment needs
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
Retirement
For tax-advantaged retirement savings
 Retirement plans provide individuals with tax-advantaged ways to save for retirement, either with tax-deductible contributions or tax-free growth.
Retirement accounts require special applications and typically have lower minimums.
w Traditional Individual Retirement Accounts (IRAs) allow individuals under age 70 with compensation to contribute up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax
year, provided no more than $2,000 is contributed on behalf of either spouse.
(These limits are aggregate for Traditional and Roth IRAs.)
Contributions may
be tax deductible, subject to certain income limits.
w Roth IRAs allow individuals to make non-deductible contributions of up to $2,000
per tax year. Married couples can contribute up to $4,000 per tax year, provided
no more than $2,000 is contributed on behalf of either spouse. (These limits
are aggregate for Traditional and Roth IRAs.) Eligibility is subject to certain
income limits. Qualified distributions are tax-free.
w Roth Conversion IRAs allow individuals with assets held in a Traditional IRA or Rollover
IRA to convert those assets to a Roth Conversion IRA. Eligibility is subject
to certain income limits. Qualified distributions are tax-free.
w Rollover IRAs help retain special tax advantages for certain eligible rollover distributions from employer-sponsored retirement plans.
w Profit Sharing or Money Purchase Pension Plans (Keoghs) allow self-employed individuals or small business owners to make tax-deductible contributions for themselves and any eligible employees.
w Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employment income
(and their eligible employees) with many of the same advantages as a
Keogh,
but with fewer administrative requirements.
w Salary Reduction SEP-IRAs (SARSEPs) allow employees of businesses with 25 or fewer employees to contribute a percentage of their wages on a tax-deferred basis. These plans must have
been established by the employer prior to January 1, 1997.
w SIMPLE IRAs provide small business owners and those with
self-employment
income (and their eligible employees) with many of the advantages of a
401(k)
plan, but with fewer administrative requirements.
w 403(b) Custodial Accounts are available to employees of 501(c)(3) tax-exempt institutions, including schools, hospitals, and other charitable organizations.
w 401(k) Plans allow employees of organizations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established
by the trustee of the plan.
w Deferred Compensation Plans (457 Plans) are available to employees of most state and local governments and their agencies and to employees of tax-exempt institutions.
Gifts or Transfers to a Minor (UGMA, UTMA)
To invest for a child's education or other future needs
These custodial accounts provide a way to give money to a child and obtain
tax benefits. An individual can give up to $10,000 a year per child without
paying federal gift tax. Depending on state laws, you can set up a custodial
account under the Uniform Gifts to Minors Act (UGMA) or the Uniform
Transfers
to Minors Act (UTMA).
Trust
For money being invested by a trust
The trust must be established before an account can be opened. Business or Organization
For investment needs of corporations, associations, partnerships, or other
groups
Requires a special application.
(null)How to Buy Shares
The price to buy one share of each fund is the fund's offering price.
Each
fund's shares are sold without a sales charge, but each fund charges a purchase
fee. Spartan Total Market Index, Spartan Extended Market Index, and
Spartan
International Index charge purchase fees of 0.50%, 0.75%, and 1.00%, respectively,
of the offering price.
Your shares will be purchased at the next offering price or NAV, as applicable,
calculated after your investment is received in proper form. Each fund's offering
price and NAV are normally calculated each business day at 4:00 p.m.
Eastern
time.
Each fund reserves the right to reject any specific purchase order, including
certain purchases by exchange. See "Exchange Restrictions" on page __.
Purchase
orders may be refused if, in FMR's opinion, they would disrupt management of
a fund.
If you are new to Fidelity, complete and sign an account application and mail it along with your check.
You may also open your account in person or by wire as described on page .
If there is no application accompanying this prospectus, call
1-800-544-8888.
If you already have money invested in a Fidelity fund, you can:
S Mail in an application with a check, or
S Open your account by exchanging from another Fidelity fund.
If you are investing through a tax-advantaged retirement plan, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call
1-800-544-8888
for more information and a retirement application.
If you buy shares by check or Fidelity Money LineR, and then sell those shares
by any method other than by exchange to another Fidelity fund, the payment
may be delayed for up to seven business days to ensure that your previous investment has cleared.
Minimum Investments
To Open an Account  $15,000
For certain Fidelity retirement accounts  $15,000
To Add to an Account  $1,000
For certain Fidelity retirement accounts $1,000
Through regular investment plans* $500
Minimum Balance $10,000
For certain Fidelity retirement accounts $10,000
*For more information about regular investment plans, please refer to "Investor
Services," page __.
These minimums do not apply to assets held in employee benefit plans
(including
Fidelity-sponsored 403(b) arrangements but otherwise as defined in the Employee
Retirement Income Security Act of 1974, excluding SIMPLE IRAs, SEP
IRAs and
The Fidelity Retirement Plan) having more than 50 eligible employees or a minimum of $1,000,000 in plan assets that have at least some portion of their assets invested in mutual funds advised by FMR and which are marketed and distributed directly to plan sponsors and participants without any assistance or intervention from any intermediary distribution channel. In addition, these minimums do not apply to assets held in a Fidelity Traditional IRA or Fidelity Rollover
IRA purchased with the proceeds of a distribution or transfer from an employee benefit plan as described above, provided that at the time of the distribution or transfer the employee benefit plan satisfies the requirements described above.
These minimums may vary for investments through Fidelity Portfolio
Advisory
Services. Refer to the program materials for details.
 (null)
To Open an Account
To Add to an Account
Spartan Total Market Index, Spartan Extended Market Index and Spartan International
Index charge purchase fees of 0.50%, 0.75%, and 1.00%, respectively, of the offering price.
Phone
1-800-544-7777

S Exchange from another Fidelity fund account with the same registration, including name, address, and taxpayer ID number.
S Exchange from another Fidelity fund account with the same registration, including name, address, and taxpayer ID number.
S Use Fidelity Money Line to transfer from your bank account. Call before your first use to verify that this service is in place on your account. Maximum
Money Line: up to $100,000.
Mail

S Complete and sign the application. Make your check payable to the complete name of the fund. Mail to the address indicated on the application. S Make your check payable to the complete name of the fund. Indicate your fund account number on your check and mail to the address printed on your account statement.
S Exchange by mail: call 1-800-544-6666 for instructions.
In Person

S Bring your application and check to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you.
S Bring your check to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you.
Wire

S Call 1-800-544-7777 to set up your account and to arrange a wire transaction.
Not available for retirement accounts.
S Wire within 24 hours to:
Bankers Trust Company,
Bank Routing #021001033,
Account #00163053.
Specify the complete name of the fund and include your new account number and your name.
S Not available for retirement accounts.
S Wire to:
Bankers Trust Company,
Bank Routing #021001033,
Account #00163053.
Specify the complete name of the fund and include your account number and your name.
Automatically

S Not available.
S Use Fidelity Automatic Account Builder. Sign up for this service when opening your account, or call 1-800-544-6666 to add it.
TDD - Service for the Deaf and Hearing-Impaired: 1-800-544-0118
(null)How to Sell Shares
You can arrange to take money out of your fund account at any time by selling
(redeeming) some or all of your shares.
The price to sell one share of each fund is the fund's NAV.
Your shares will be sold at the next NAV calculated after your order is received in proper form. Each fund's NAV is normally calculated each business day at
4:00 p.m. Eastern time.
To sell shares in a non-retirement account, you may use any of the methods described on these two pages.
To sell shares in a Fidelity retirement account, your request must be made in writing, except for exchanges to other Fidelity funds, which can be requested by phone or in writing. Call 1-800-544-6666 for a retirement distribution form.
If you are selling some but not all of your shares, leave at least $10,000 worth of shares in the account to keep it open (except accounts not subject to the investment minimums).
To sell shares by bank wire or Fidelity Money Line, you will need to sign up for these services in advance.
Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
S You wish to redeem more than $100,000 worth of shares, S Your account registration has changed within the last 30 days, S The check is being mailed to a different address than the one on your account
(record address),
S The check is being made payable to someone other than the account owner, or
S The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker
(including
Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association.
A notary public cannot provide a signature guarantee.
Selling Shares in Writing
Write a "letter of instruction" with:
S Your name,
S The fund's name,
S Your fund account number,
S The dollar amount or number of shares to be redeemed, and S Any other applicable requirements listed in the table that follows. Unless otherwise instructed, Fidelity will send a check to the record address.
Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
(null)
Account Type
Special Requirements
Phone
1-800-544-7777

All account types except retirement
All account types
S Maximum check request: $100,000.
S For Money Line transfers to your bank account; minimum: $10;
maximum: up to
$100,000.
S You may exchange to other Fidelity funds if both accounts are registered with the same name(s), address, and taxpayer ID number.
Mail or in Person


Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA
Retirement account
Trust

Business or Organization

Executor, Administrator, Conservator, Guardian
S The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.
S The account owner should complete a retirement distribution form. Call 1-800-544-6666 to request one.
S The trustee must sign the letter indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.
S At least one person authorized by corporate resolution to act on the account must sign the letter.
S Include a corporate resolution with corporate seal or a signature guarantee.
S Call 1-800-544-6666 for instructions.
Wire

All account types except retirement
S You must sign up for the wire feature before using it. To verify that it is
in place, call 1-800-544-6666. Minimum wire: $5,000.
S Your wire redemption request must be received in proper form by
Fidelity before
4:00 p.m. Eastern time for money to be wired on the next business day. TDD - Service for the Deaf and Hearing-Impaired: 1-800-544-0118
(null)Investor Services
Fidelity provides a variety of services to help you manage your account.
Information Services
Fidelity's telephone representatives are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
24-Hour Service
Account Assistance
1-800-544-6666
Account Transactions
1-800-544-7777
Product Information
1-800-544-8888
Retirement Account Assistance
1-800-544-4774
TouchTone XpressSM
1-800-544-5555
 Automated service
3

Statements and reports that Fidelity sends to you include the following:
S Confirmation statements (after every transaction, except
reinvestments, that
affects your account balance or your account registration)
S Account statements (quarterly)
S Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses
will be mailed to your household, even if you have more than one account in
the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information.
Transaction Services
Exchange privilege. You may sell your fund shares and buy shares of other Fidelity funds by telephone or in writing.
Note that exchanges out of a fund are limited to four per calendar year, and
that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a
shareholder's exchange
privilege may be suspended or revoked, see page 140.
Systematic withdrawal plans let you set up periodic redemptions from your account.
Fidelity Money Liner enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your
call.
Regular Investment Plans
One easy way to pursue your financial goals is to invest money regularly. Fidelity
offers convenient services that let you transfer money into your fund account,
or between fund accounts, automatically. While regular investment plans do
not guarantee a profit and will not protect you against loss in a declining
market, they can be an excellent way to invest for retirement, a home, educational
expenses, and other long-term financial goals. Certain restrictions apply for
retirement accounts. Call 1-800-544-6666 for more information.
Regular Investment Plans
Fidelity Automatic Account BuilderSM
To move money from your bank account to a Fidelity fund
Minimum
$500
Frequency
Monthly or quarterly
Setting up or changing
S For a new account, complete the appropriate section on the fund application.
S For existing accounts, call 1-800-544-6666 for an application.
S To change the amount or frequency of your investment, call
1-800-544-6666 at
least three business days prior to your next scheduled investment date.
Direct Deposit
To send all or a portion of your paycheck or government check to a
Fidelity
fundA
Minimum
$500
Frequency
Every pay period
Setting up or changing
S Check the appropriate box on the fund application, or call
1-800-544-6666 for
an authorization form.
S Changes require a new authorization form.
Fidelity Automatic Exchange Service
To move money from a Fidelity money market fund to another Fidelity fund
Minimum
$500
Frequency
Monthly, bimonthly, quarterly, or annually
Setting up or changing
S To establish, call 1-800-544-6666 after both accounts are opened.
S To change the amount or frequency of your investment, call
1-800-544-6666.
A Because their share prices fluctuate, these funds may not be appropriate choices for direct deposit of your entire check.

SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net income and capital gains to shareholders each year. Normally, dividends and capital gains are distributed in April and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. Each fund offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
When a fund deducts a distribution from its NAV, the reinvestment price is the fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.
TAXES
UNDERSTANDING
DISTRIBUTIONS
As a fund shareholder, you are
entitled to your share of the
fund's net income and gains
on its investments. The fund
passes its earnings along to its
investors as DISTRIBUTIONS.
Each fund earns dividends
from stocks and interest from
bond, money market, and
other investments. These are
passed along as DIVIDEND
DISTRIBUTIONS. The fund realizes
capital gains whenever it sells
securities for a higher price
than it paid for them. These
are passed along as CAPITAL
GAIN DISTRIBUTIONS.
(checkmark)
As with any investment, you should consider how your investment in a
fund will be taxed. If your account is not a tax-   advantaged
re    tirement account, you should be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, each fund's income and short-term capital gains are distributed as dividends and taxed as ordinary
income;     capital gain distributions are taxed as long-term capital
gains. Every January, Fidelity will send you and the IRS a statement
showing the tax characterization of    distributions     paid to you
in the previous year.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when a fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
CURRENCY CONSIDERATIONS. If a fund's dividends exceed its taxable income in any year, which is sometimes the result of currency-related losses, all or a portion of the fund's dividends may be treated as a return of capital to shareholders for tax purposes. To minimize the risk of a return of capital, the funds may adjust their dividends to take currency fluctuations into account, which may cause the dividends to vary. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. The statement you receive in January will specify if any distributions included a return of capital.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on a fund and its investments, and these taxes generally will reduce a fund's distributions. However, if you meet certain holding period requirements with respect to your fund shares, an offsetting tax credit may be available to you. If you do not meet such holding period requirements, you may still be entitled to a deduction for certain foreign taxes. In either case, your tax statement will show more taxable income or capital gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments.
TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open.    FSC     normally calculates each fund's    NAV and
offering price, as applicable,     as of the close of business of the
NYSE, normally 4:00 p.m. Eastern time.
EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
Each fund's assets are valued primarily on the basis of market quotations. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.
   THE OFFERING PRICE     of each fund is its NAV adjusted to reflect
the purchase fee.
A PURCHASE FEE of 0.50% for Spartan Total Market Index, 0.75% for Spartan Extended Market Index, and 1.00% for Spartan International Index will be charged. The purchase fee is applied as a percentage of the offering price. As an approximate percentage of the net amount invested (after purchase fee), the fees are 0.50% for Spartan Total Market Index, 0.76% for Spartan Extended Market Index, and 1.01% for Spartan International Index. This fee is not a sales charge, and is paid to the fund rather than Fidelity or BT. The purchase fee is designed to help defray the transaction costs, such as brokerage commissions and currency exchange costs, incurred by the funds in purchasing securities.
The purchase fee is charged on exchanges into each fund.    The
purchase fee does not apply to shares that are acquired through reinvestment of dividends or distributions, or to shares purchased in kind.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE    OR
ELECTRONICALLY    . Fidelity will not be responsible for any losses
resulting from unauthorized transactions if it follows reasonable
   security     procedures designed to verify the identity of the
investor    . Fidelity will request personalized security codes or
other information, and may also record calls.    For transactions
conducted through the Internet, Fidelity recommends the use of an
Internet browser with 128-bit encryption.     You should verify the
accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
EACH FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time .
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased
at the next offering price    or NAV, as applicable,     calculated
after your investment is received    in proper form.     Note the
following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or its transfer agent has incurred.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at
the next NAV calculated after your order is received    in proper
form    . Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you. (small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. EACH FUND CHARGES AN ANNUAL INDEX ACCOUNT FEE of $10.00 per account to offset shareholder service costs if your account balance falls below $10,000 at the time of the December distribution. The index account fee does not apply to assets held in employee benefit plans (including Fidelity-sponsored 403(b) arrangements but otherwise as defined in the Employee Retirement Income Security Act of 1974, excluding SIMPLE IRAs, SEP IRAs and The Fidelity Retirement Plan) having more than 50 eligible employees or a minimum of $1,000,000 in plan assets that have at least some portion of their assets invested in mutual funds advised by FMR and which are marketed and distributed directly to plan sponsors and participants without any assistance or intervention from any intermediary distribution channel. In addition, this fee does not
apply to assets held in a Fidelity    Traditiona    l IRA or Fidelity
Rollover IRA purchased with proceeds of a distribution or transfer from an employee benefit plan as described above, provided that at the time of the distribution or transfer the employee benefit plan satisfies the requirements described above.
FSC deducts $10.00 from each account at the time the December distribution is credited to each account. If the amount of the distribution is not sufficient to pay the fee, the index account fee may be deducted directly from your account balance.
IF YOUR ACCOUNT BALANCE FALLS BELOW $10,000, you will be given 30 days' notice to reestablish the minimum balance (except accounts not subject to the investment minimums). If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the funds without reimbursement from the funds. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose
   administrative fees     of up to 1.00% and    trading fees     of
up to 1.50% of the    amount exchanged.     Check each fund's
prospectus for details.
APPENDIX
The Wilshire 5000 and the Wilshire 4500 are compiled by Wilshire Associates Incorporated, which is neither an affiliate nor a sponsor of Spartan Total Market Index or Spartan Extended Market Index. Spartan International Index Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley & Co. Incorporated (Morgan Stanley). Morgan Stanley makes no representation warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing securities generally or in the fund particularly or the ability of the EAFE(registered trademark) Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the EAFE Index. Morgan Stanley has no obligation to take the needs of the issuer of the fund or the owners of the fund into consideration in determining, composing or calculating the EAFE Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund to be issued or in the determination or calculation of the equation by which the fund is redeemable for cash. Morgan Stanley has no obligation or liability to owners of the fund in connection with the administration, marketing or trading the fund.
ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSIONS IN OR FOR USE IN THE CALCULATION OF THE INDEX FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, MORGAN STANLEY DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. MORGAN STANLEY MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. MORGAN STANLEY MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Inclusion of a stock in an index does not imply that it is a good investment.
From Filler pages

FIDELITY CONCORD STREET TRUST

SPARTAN TOTAL MARKET INDEX FUND
SPARTAN EXTENDED MARKET INDEX FUND
SPARTAN INTERNATIONAL INDEX FUND

CROSS REFERENCE SHEET
FORM N-1A

ITEM NUMBER         STATEMENT OF ADDITIONAL INFORMATION


10, 11           ............................     COVER PAGE

12               ............................     DESCRIPTION OF THE TRUST

13       A - C   ............................     INVESTMENT POLICIES AND LIMITATIONS

         D       ............................     *

14       A - C   ............................     TRUSTEES AND OFFICERS

15       A, B    ............................     *

         C       ............................     TRUSTEES AND OFFICERS

16       A       I............................    FMR; PORTFOLIO TRANSACTIONS

                 II............................   TRUSTEES AND OFFICERS

                 III...........................   MANAGEMENT CONTRACTS

         B       ............................     MANAGEMENT CONTRACTS

         C, D    ............................     CONTRACTS WITH FMR AFFILIATES; CONTRACTS WITH BT
                                                  AFFILIATES

         E       ............................     *

         F       ............................     DISTRIBUTION AND SERVICE PLANS

         G       ............................     *

         H       ............................     DESCRIPTION OF THE TRUST

         I       ............................     CONTRACTS WITH FMR AFFILIATES

17       A       ............................     PORTFOLIO TRANSACTIONS

         B       ............................     *

         C       ............................     PORTFOLIO TRANSACTIONS

         D, E    ............................     *

18       A       ............................     DESCRIPTION OF THE TRUST

         B       ............................     *

19       A       ............................     ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION
                                                  INFORMATION

         B       ............................     ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION
                                                  INFORMATION; VALUATION

         C       ............................     *

20               ............................     DISTRIBUTIONS AND TAXES

21       A, B    ............................     CONTRACTS WITH FMR AFFILIATES

         C       ............................     *

22               ............................     *

23               ............................     FINANCIAL STATEMENTS


* Not Applicable
SPARTAN TOTAL MARKET INDEX FUND,
SPARTAN EXTENDED MARKET INDEX FUND, AND
SPARTAN INTERNATIONAL INDEX FUND
FUNDS OF FIDELITY CONCORD STREET TRUST
STATEMENT OF ADDITIONAL INFORMATION
   APRIL 18, 1998
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the funds' current Prospectus
   (dated April 18, 1998)    . Please retain this document for future
reference.    The funds' Annual Reports are separate documents
supplied with this SAI    . To obtain a free additional copy of the
Prospectus    or an Annual Report    , please call Fidelity at
1-800-544-8888.

TABLE OF CONTENTS                                                               PAGE



INVESTMENT POLICIES AND LIMITATIONS

SPECIAL CONSIDERATIONS REGARDING EUROPE

SPECIAL CONSIDERATIONS REGARDING JAPAN, THE PACIFIC BASIN, AND SOUTHEAST ASIA

PORTFOLIO TRANSACTIONS

VALUATION

PERFORMANCE

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

DISTRIBUTIONS AND TAXES

FMR

BT

TRUSTEES AND OFFICERS

MANAGEMENT CONTRACTS

DISTRIBUTION AND SERVICE PLANS

CONTRACTS WITH FMR AFFILIATES

CONTRACTS WITH BT AFFILIATES

DESCRIPTION OF THE TRUST

   FINANCIAL STATEMENTS

APPENDIX


INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISER
Bankers Trust Company (BT)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Service Company, Inc. (FSC)
       SIF   -ptb-    0498
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting
securities" (as defined in the Investment Company Act of 1940    (the
1940 Act))     of the fund. However, except for the fundamental
investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
INVESTMENT LIMITATIONS OF SPARTAN TOTAL MARKET INDEX FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed that amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitations does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company, with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:
(i) The fund does not currently intend to sell securities short, unless it owns, or has the right to obtain, securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser. (This limitation does not apply to purchase of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
    With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
For purposes of the fund's limitation on concentration in a single industry, the fund may use the industry categorizations as defined by BARRA, Inc.
INVESTMENT LIMITATIONS OF SPARTAN EXTENDED MARKET INDEX FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed that amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitations does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company, with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:
(i) The fund does not currently intend to sell securities short, unless it owns, or has the right to obtain, securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser. (This limitation does not apply to purchase of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
    With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
For purposes of the fund's limitation on concentration in a single industry, the fund may use the industry categorizations as defined by BARRA, Inc.
INVESTMENT LIMITATIONS OF SPARTAN INTERNATIONAL INDEX FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed that amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitations does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company, with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:
(i) The fund does not currently intend to sell securities short, unless it owns, or has the right to obtain, securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser. (This limitation does not apply to purchase of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
 W   ith respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
For purposes of the fund's limitation on concentration in a single industry, the fund may use the industry categorizations as defined by BARRA, Inc.
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies BT may employ in pursuit of a fund's investment objective, and a summary of related risks. BT may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be,
"affiliated persons" of the fund under the    1940 Act    . These
transactions may    involve     repurchase agreements with custodian
banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities;
   U.S. Government     securities with affiliated financial
institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission
(SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
       CONVERTIBLE SECURITIES    are bonds, debentures, notes,
preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
   Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve    risks relating to     local political,
economic,    regulatory,     or social instability, military action or
unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that BT will be able to anticipate these potential events or counter their
effects.    In addition, the value of securities denominated in
foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
   It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.
   Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate
actions. ADRs are    alternative    s to directly purchasing the
underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
   The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A fund may use currency forward contracts for any purpose consistent with its investment objective.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by BT.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, a fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
Successful use of currency management strategies will depend on BT's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as BT anticipates. For example, if a currency's value rose at a time when BT had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If BT hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if BT increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that BT's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times. FOREIGN REPURCHASE AGREEMENTS. Foreign repurchase agreements may include agreements to purchase and sell foreign securities in exchange for fixed U.S. dollar amounts, or in exchange for specified amounts of foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.
FUNDS'    RIGHTS AS SHAREHOLDERS    . The funds do not intend to
direct or administer the day-to-day operations of any company.
A     fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management,
the    Board of Directors    , and shareholders of a company when BT
determines that such matters could have a significant effect on the
value of the fund's investment in the company. The activities    in
which     a fund may engage, either individually or in conjunction
with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or
supporting or opposing    third-party     takeover efforts. This area
of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. BT will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following    paragraphs     pertain to
futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The funds will
comply with guidelines established by the    SEC     with respect to
coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS    involve purchasing     and    writing
options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of
the overall position. For example,    purchasing     a put option and
   writing     a call option on the same underlying instrument
   would     construct a combined position whose risk and return
characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's
current or anticipated investments exactly.    A     fund may invest
in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in
which    the fund     typically    invests,     which involves a risk
that the options or futures position will not track the performance of
   the     fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS.    In purchasing     a futures contract,    the
buyer     agrees to purchase a specified underlying instrument at a
specified future date.    In selling     a futures contract,    the
seller     agrees to sell a specified underlying instrument at    a
specified     future date. The price at which the purchase and sale
will take place is fixed when the    buyer     and    seller enter
into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
   The funds may invest in futures on stock indexes other than the
indexes they seek to track    .
   For example, Spartan Total Market Index and Spartan Extended Market Index may invest in futures on such indexes as the S&P 500, the Russell 2000 Index, or the S&P MidCap Index.
   Spartan International Index may invest in futures based on such indexes as the CAC 40 (France), DAX 30 (Germany), EuroTop 100 (Europe), IBEX (Spain), FTSE 100 (United Kingdom), All Ordinary (Australia), Hang Seng (Hong Kong), and Nikkei 225, Nikkei 300 and TOPIX (Japan).
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
Although futures exchanges generally operate similarly in the
   United States     and abroad, foreign futures exchanges may follow
different trading, settlement and margin procedures than U.S.
exchanges do. Futures contracts traded outside the    United
States     may involve greater risk of loss than U.S.-traded
contracts, including potentially greater risks of losses due to insolvency of a futures broker, exchange member or other party that may owe initial or variation margin to a fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each fund intends to file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. The funds intend to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.
BT also intends to follow certain other limitations on the funds' futures and option activities. Each fund will not purchase any option if, as a result, more than 5% of its total assets would be invested in
option premiums. Under normal conditions,    each     fund will not
enter into any futures contract or option if, as a result, the sum of
(i) the current value of assets hedged in the case of strategies involving the sale of securities, and (ii) the current value of the indices or other instruments underlying the fund's other futures or options positions, would exceed 35% of the fund's total assets. These limitations do not apply to options attached to, or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed
above.    A fund     may purchase and sell currency futures and may
purchase and write currency options to increase or decrease    its
exposure to different foreign currencies.    Currency options     may
also    be purchased or written     in conjunction with each other or
with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this
type of arrangement allows the    purchaser or write    r greater
flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option,    the
purchase    r obtains the right (but not the obligation) to sell the
option's underlying instrument at a fixed strike price. In return for
this right, the    purchaser     pays the current market price for the
option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of
securities prices, and futures contracts. The    purchaser     may
terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised,
the    purchaser     completes the sale of the underlying instrument
at the strike price. A    purchaser     may also terminate a put
option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. The    writer     of a put    or
call     option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the
   writer     assumes the obligation to pay the strike price for the
option's underlying instrument if the other party to the option
chooses to exercise it.    The writer     may seek to terminate
a     position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary
market is not liquid for a put option, however, the    writer     must
continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set
aside assets to cover its position.    When writing an option on a
futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates    the writer     to sell or deliver
the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees and FMR, BT determines the liquidity of a fund's investments and, through reports from FMR and/or BT, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, BT may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by    BT     to be illiquid include
repurchase agreements not entitling the holder to    repayment     of
principal and    payment of     interest within seven days and
over-the-counter options. Also, BT may determine some restricted securities, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees.
INDEXED SECURITIES. Indexed securities include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of the S&P 500, the Wilshire 5000, the
Wilshire 4500, the    MSCI     EAFE or comparable stock indices.
Indexed securities can be affected by    stock prices as well     as
changes in interest rates and the creditworthiness of their issuers and may not track the indices as accurately as direct investments in the indices.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive
order issued by the SEC,    a     fund    may     lend money to, and
borrow money from, other funds advised by FMR or its affiliates. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or
lower than the cost of bank loans.     Interfund loans and borrowings
normally extend overnight, but can have a maximum duration of seven
days. Loans may be called on one day's notice.     A fund may have to
borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
OTHER INVESTMENT COMPANIES.    A     fund may purchase the shares of
other investment companies.
       REAL ESTATE INVESTMENT TRUSTS.    Equity real estate investment
trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security.
   As protection against     the risk that the original seller will
not fulfill its obligation, the securities are held in    a
separate     account  at a bank, marked-to-market daily, and
maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in
connection with bankruptcy proceedings),    the funds will     engage
in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by BT or, under certain circumstances, by FMR or an FMR affiliate.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a
fund sells a    security     to another party, such as a bank or
broker-dealer, in return for cash and agrees to repurchase    that
security     at    an agreed-upon     price and time. While a reverse
repurchase agreement is outstanding,    a     fund will maintain
appropriate liquid assets in a segregated custodial account to cover
its obligation under the agreement.    The funds     will enter into
reverse repurchase agreements with parties whose creditworthiness has
been    reviewed and     found satisfactory by BT or, under certain
circumstances, by FMR or an FMR affiliate. Such transactions may
increase fluctuations in the market value of    fund     assets and
may be viewed as a form of leverage.
SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York
Stock Exchange and a subsidiary of FMR Corp.    The funds     will not
lend securities to BT or its affiliates. BT receives a portion of securities lending income earned by each fund.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by BT, or, under certain
circumstances, FMR or an    FMR affiliate    , to be of good standing.
Furthermore, they will only be made if, in BT's judgment, the consideration to be earned from such loans would justify the risk.
BT understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.
Cash received through loan transactions may be invested in    other
eligible securities    . Investing this cash subjects that investment,
as well as the security loaned, to market forces (i.e., capital appreciation or depreciation). If a fund cannot recover the loaned securities on termination, a fund may sell the collateral and purchase a replacement investment in the market.
SHORT SALES "AGAINST THE BOX."    A fund may sell securities short
when it owns or has the right to obtain securities equivalent in kind
or amount to the securities sold short.     Such short sales are known
as short sales "against the box." If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
 SWAP AGREEMENTS. Under a typical equity swap agreement, a
counterparty such as a bank or broker-dealer agrees to pay    the
fund a return equal to the dividend payments and increase in value, if any, of an index or group of stocks, and the fund agrees in return to pay a fixed or floating rate of interest, plus any declines in value of the index. Swap agreements can also have features providing for
maximum or minimum exposure to    a     designated index.    In order
to track the return of its designated index effectively, the funds would generally have to own other assets returning approximately the same amount as the interest rate payable by the fund under the swap agreement.
   The most significant factor in the performance of swap agreements is the change in value of the specific index or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses and impairing the fund's correlation with the its applicable index. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
   A fund     will maintain appropriate liquid assets in a segregated
custodial account to cover    its current     obligations under swap
agreements. If    a fund     enters into a swap agreement on a net
basis,    it     will segregate assets with a daily value at least
equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to
receive under the    agreement    . If a fund enters into a swap
agreement on other than a net basis, it will segregate assets with a
value equal to the full amount of the    fund's     accrued
obligations under the agreement.
       WARRANTS.    Warrants are instruments which entitle the holder
to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends or voting rights with
respect to the underlying    security     and do not represent any
rights in the assets    of     the issuing company.    A     warrant
ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.
   SPECIAL CONSIDERATIONS REGARDING EUROPE
   Europe can be divided into 2 categories of market development: the developed economies of Western Europe1, and the transition economies of Eastern Europe2. As a whole, Europe witnessed a slowdown in growth in 1996, down to 1.7% from its 1995 level of 2.5%. Inflation decreased to 4.6%, down from 5.1% in 1995. The weak growth performance in Germany had an effect on the region as a whole, largely due to the role Germany plays as a primary trading partner to most European countries.
   In the west, GDP growth averaged 2.5%, unemployment 9.2% and inflation 6.8%3. Twelve of the countries enjoy both positive trade balances and positive current accounts balances, while seven do not. Likewise, in the east growth averaged 3.1%, while inflation averaged 26%4. All countries save Bulgaria saw trade and current accounts deficits.
   Stock market performance in the western countries was strong. Over 9100 firms, both foreign and domestic, are listed on the exchanges throughout the region. Total market capitalization in the west was over $9 trillion in 1996. Market capitalization totals grew over their 1995 levels on an average of 31%, with notable performances by Turkey and Greece, both growing by almost 50%. Trading value turnover increased in all countries save Austria and Ireland, and the average increase across the region was 29%.
   The European Union (EU) consists of 15 countries of western Europe:
Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden and the UK. The 6 founding countries first formed an economic community in the 1950's to bring down trade barriers such as taxes and quotas, to eliminate technical restrictions such as special standards and regulations for foreigners, and coordinate various industrial policies, such as agriculture. The group has admitted new members in the 1970's and most recently in 1995 when Austria, Finland and Sweden joined. By that time the community had changed its legal status to the European Union (EU) and reaffirmed their goal of creating a single, unified market that would, at 372.6 million people, be the largest in the developed world. The notion is to create a union through which goods, people, and capital could move freely. A second component of the EU is the creation of a single currency to replace each of the member countries' domestic currencies. In preparation for the creation of this currency, to be called the Euro, the Exchange Rate Mechanism
(ERM) was established to keep the various national currencies with a pre-specified value relative to each other. In 1999 there is planned the establishment of the Economic and Monetary Union (EMU), as set forth by the Maastricht Treaty. At this point the Euro will be
introduced and those countries which both qualify and     desire to
join will join. Beyond 1999 there will be opportu   nities for new
countries to join the EMU.
   The year 1997 is significant for members of the EU as it is the initial reference year for evaluating debt levels and deficits within the criteria set forth by the Maastricht treaty. Specifically, the Maastricht criteria includes, amongst other indicators, an inflation rate below 3.3%, a public debt below 60% of GDP, and a deficit of 3% or less of GDP. Failure to meet the Maastricht levels could delay the realization of EMU by 1999. Many political battles are currently being waged over the issue of how much debt and deficit reducing policies should be undertaken. Pressure to increase fiscal spending is strong, particularly given the slow growth and high unemployment. Indeed, unemployment rates, which range from 3.2% in Luxembourg to 22% in Spain and which average 9.9%, are currently seen as the biggest threats to EMU.
   In 1996, the EU averaged a 6.85% inflation rate, a 75.98% government debt, and a 3.62% budget deficit. Only three countries meet the necessary debt levels, four countries meet the required deficit levels, and only 1 meets both (Luxembourg). Broadly speaking, the success of left of center parties in recent elections in various countries is a signal that citizens and at least some politicians are now more hesitant to move rapidly toward EMU.
   Many foreign and domestic firms are establishing themselves or increasing their activity in Europe in anticipation of the unified single market. Clear, confident signals of what a diverse, multi-industrial, unified market under a single currency could look like have been the impetus for increases in market activity, corporate development and mergers and acquisitions. A successful EMU could prove be an engine for sustained growth.
   Nevertheless, much discussion of liberalizing the Maastricht criteria is coming about as 1999 approaches and the prospects of achieving a successful implementation of the EMU is seen by many as slim. Should this happen, the political ramifications and the strength of the EMU would become unpredictable, as many politicians have staked their credibility on meeting the EMU deadline.
   1. Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, Turkey, United Kingdom.
   2. Albania, Bulgaria, Croatia, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Poland, Romania, Slovakia and Slovenia.
   3. This average inflation rate includes the exceptionally high rate in Turkey (86.0%). Without this outlier, inflation across the region averaged 2.4%.
   4. This average inflation rate includes the exceptionally high rate in Bulgaria (125.0%). Without this outlier, inflation across the region averaged 17.0%.
   In the meantime, the expansion of the EU to include other countries in western and Eastern Europe serves as a strong political impetus for many governments to employ tight fiscal and monetary policies. Particularly for the eastern European countries, aspirations to join the EU are likely to push governments to act decisively. At the same time, there could become an increasingly obvious gap between rich and poor both within the aspiring countries and also between those countries who are close to meeting membership criteria and those who are not. Realigning traditional alliances could result in altering trading relationships and potentially provoking divisive socio-economic splits.
   The economies of the east are embarking on the transition from communism at different paces with appropriately different characteristics. War torn Croatia's economy crossed firmly into positive growth levels for the first time since it split from Yugoslavia while the rapidly developing Polish and Czech economies continued their strong advance, responded to rising levels of investment, domestic consumption, exchange rate stability, and export growth. To be sure, one country's recipe for success is unique from all other countries. Inflation and unemployment levels differ widely, and the search for a `transition strategy' remains confined to the dictates of local conditions.
   In some countries, such as Albania and Romania, political events and policy failures severely hindered economic recovery. In others, such as Serbia, extreme political events prevent the gathering of accurate macroeconomic data. Politically, what separates these countries from the rest is not that they have relied on the leadership of former communists, but that these politicians have continued to reject the libertarian economic principles that their counterparts in other eastern countries have been implementing. Part of this rejection includes the failure to establish an effective and legitimate legal infrastructure. This position isolates these countries from both the west and their multinational organizations.
   For the more developed eastern economies, partnership with western institutions such as the EU and NATO serve as incentives to balance the demands of the citizens with fiscal austerity. As relationships develop and confidence rises, investment in these economies increases. In the east established stock markets now exist in Bulgaria, Croatia, Czech Republic, Hungary, Poland, Slovenia and Slovakia. Over 330 firms are listed on the various exchanges, and in 1996 total market capitalization was $38.3 billion. This represents an average increase of 193% over 1995. Trading value turnover in 1996 went up 287% on average.
   Strong sectors for these economies are mostly industrial such as automotives and machinery. Also strong are manufacturing sectors, chemicals and pharmaceuticals. Service industries are not extensively developed, but financial services are increasing. Natural resources, particularly oil and minerals, are weak.
   As this region continues to develop, it is possible that the massive drops in output that followed the collapse of the Soviet Union are well behind and that for many economies a significant corner has been turned toward positive growth. Economies, which work to tie their future to an integrated, global economy, are likely to continue to receive the aid and investment from the west that has helped bring them along so far. Still, the key component of a successful transition for all of these countries is political commitment to support the civil institutions that will ultimately replace the monolithic welfare state. With 113 million people, diverse industry and an well-educated work force, Eastern Europe is a promising market.

REAL GDP ANNUAL RATE OF GROWTH (ANNUAL % CHANGE)
199_
   Denmark              __%

   France               __%

   Germany              __%

   Italy                __%

   Netherlands          __%

   Spain                __%

   Switzerland          __%

   United Kingdom       __%


   Source: The Economist. The LGT Guide to World Equity Markets
1997.

   For national stock market index performance, please see the section on Performance beginning on page __.
   SPECIAL CONSIDERATIONS REGARDING JAPAN, THE PACIFIC BASIN, AND
SOUTHEAST ASIA
   Asia has undergone an impressive economic transformation in the past decade. Many developing economies, utilizing massive foreign investments, established themselves as inexpensive producers of manufactured and re-manufactured consumer goods for export. As household incomes rose, birth was given to rising middle classes, stimulating domestic consumption. More recently, large projects in infrastructure and energy resource development have been undertaken, again utilizing cheap labor, foreign investment, and a business friendly regulatory environment. During the course of development, governments, which are democratic, at least in a formal sense, fought to maintain the stability and control necessary to attract investment and provide labor. Subsequently, Asian countries today are coming under increasing, if inconsistent, pressure from western governments regarding human rights practices.
   GDP growth in Asia increased in 1996 to 4.9% over its 1995 level of 3.2%. It is the fastest growing region of the world, with China leading the way at 9.1%. Of the 20 fastest growing economies in the world, half of them are in Asia. Inflation in 1996 was reduced to 2.6%, down from 3.0% the previous year. Nevertheless it is a significant concern given the areas high levels of domestic consumption and capital inflows.
   Manufacturing exports declined significantly in 1996, due to drops in demand, increased competition, and also strong US dollar performance. This is particularly true of electronics, a critical industry for several Asian economies. Declines in exports reveal how much of the recent growth in these countries is dependent on their trading partners. Many Asian exports are priced in dollars, while the majority of its imports are paid for in local currencies. A stable exchange rate between the dollar and other Asian currencies is important to Asian trade balances.
   Despite the impressive economic growth experienced by Asia's emerging economies, currency and economic concerns have recently roiled these markets. Over the summer of 1997, a plunge in Thailand's currency set off a wave of currency depreciations throughout South and Southeast Asia. The Thai crisis was brought on by the country's failure to take steps to curb its current-account deficit, reduce short-term foreign borrowing and strengthen its troubled banking industry, which was burdened by speculative property loans. Most of the area's stock markets tumbled in reaction to these events. Investors were heavy sellers as they became increasingly concerned that other countries in the region, faced with similar problems, would have to allow their currencies to weaken further or take steps that would chock off economic growth and erode company profits. For U.S. investors, the impact of the market declines were further exacerbated by the effect of the decline in the value of their local currencies versus the U.S. dollar.
   The same kinds of concerns that affected Thailand and other Southeast Asian countries subsequently spread to North Asia. To widely varying degrees, Taiwan, South Korea, and Hong Kong all faced related currency and/or equity market declines. Of these, the South Korean situation was the most severe. Revelations of this country's poor lending practices and high levels of corporate indebtedness led to steep, extended declines in the value of the won, high interest rates, and tumbling equity markets. Due to continued weakness in the Japanese economy combined with the reliance of Asian economies on intra-Asian trade and capital flows, many experts believed that the entire region's economic growth would slow in the near term.
   JAPAN. A country of 126 million with a labor force of 64 million people, Japan is renowned as the preeminent economic miracle of the post war era. Fueled by public investment, protectionist trade policies, and innovative management styles, the Japanese economy has transformed itself since the war into the world's second largest economy. An island nation with limited natural resources, Japan has developed a strong heavy industrial sector and is highly dependent on international trade. Strong domestic industries are automotive, electronics, and metals. Needed imports revolve around raw materials such as oil, forest products, and iron ore. Subsequently, Japan is sensitive to fluctuations in commodity prices. With only 19% of its land suitable for cultivation, the agricultural industry is small and largely protected. While the U.S. is Japan's largest single trading partner, close to half of Japan's trade is conducted with developing nations, almost all of which are in southeast Asia. Investment patterns generally mirror these trade relationships. Japan has over $100 billion of direct investment in the United States.
   The Tokyo Stock Exchange (TSE) is the largest of eight exchanges in Japan. The exchanges divide the market for domestic stocks into two sections, with larger companies assigned to the first section and newly listed or smaller companies assigned to the second. In 1996, 1,833 firms were listed on the TSE, 96% of which were domestic. Some believe that the TSE has a tendency to be strongly influenced by the performance of a small circle of large cap firms that dominate the market. The two key indexes are the Tokyo Stock Price Index (TOPIX) and the Nikkei. In 1996, TSE performance was lackluster, with the TOPIX down about 7%.
   CHINA AND HONG KONG. China is one of the world's last remaining communist systems, and the only one that appears poised to endure due to its measured embrace of capitalist institutions. It is the world's most populous nation, with 1.3 billion people creating a work force of 630 million. Today's Chinese economy, roughly separated between the largely agricultural interior provinces and the more industrialized coastal and southern provinces, has its roots in the reforms of the recently deceased communist leader Deng Xiaoping. Originally an orthodox communist system, China undertook economic reforms in 1978 by providing broad autonomy to certain industries and establishing special economic zones (SEZ's) to attract foreign investment (FDI). Attracted to low labor costs and favorable government policies, investment flowed from many sources, with Hong Kong, Taiwan, and the United States leading the way. Most of the investment, totaling $37 billion by the end of 1995, has located in the southern provinces, establishing manufacturing facilities to process goods for re-export.

   The result has been a steadily high level of real GDP growth, averaging 11.35% per year so far this decade. With this growth has come a doubling of total consumption, a tripling of real incomes for many workers, and a reduction in the number of people living in absolute poverty from 270 to 100 million. Today there is a market of more that 80 million who are now able to afford middle class western goods.
   China has two stock exchanges that are set up to accommodate foreign investment, in Shenzhen and in Shanghai. In both cases, foreign trading is limited to a special class of shares (Class B) which was created for that purpose. Only foreign investors may own Class B shares, but the government must approve sales of Class B shares among foreign investors. As of December 1996, there were 42 companies with Class B shares on the two exchanges, for a total Class B market capitalization of U.S. $4.7 billion.
   AUSTRALIA. Australia is a 3 million sq. mile continent (about the size of the 48 continental United States) with a predominantly European ethnic population of 18.2 million people. A member of the British Commonwealth, its government is a democratic, federal-state system.
   The country has a western style capitalist economy with a work force of 9.2 million that is concentrated in services, mining, and agriculture. Australia's natural resources are bauxite, coal, iron ore, copper, tin, silver, uranium, nickel, tungsten, mineral sands, lead, zinc, diamonds, natural gas, and oil. Primary trading partners are the US, Japan, South Korea, New Zealand, UK and Germany. Imports revolve around machinery and high technology equipment, while exports are heavy in the agricultural and mineral products, making them sensitive to world commodity prices.
   Historically, Australia's strong points were its agricultural and mining sectors. While this is still true to a large extent, the government managed to boost its manufacturing sector by undertaking protective measures in the 1970's and early 1980's. These have subsequently been liberalized in an effort to kindle growth in the industrial sector. Today's economy is more diverse, as manufactures' share of total exports is increasing. Part of the government's effort to make manufacturing more competitive was a floating of the Australian dollar in 1984, precipitating an initial depreciation, and a campaign to reduce taxes. Such reforms have attracted foreign investment, particularly in the transport and manufacturing sectors. Restrictions do exist on investment in certain areas as media, mining and some real estate. In 1995, cumulative US investment in Australia totaled more than $65 billion and accounted for 21% of total foreign investment.
   GDP growth reached 3.6% in 1996; a steady increase over the days of the early 1990's which saw a recession. The recession was followed in 1992 by a jump in growth (from 0.4-2.8%), but this initial boost seems to have leveled off. The election of a new Liberal/National coalition government after 13 years of Labor rule has brought with it new efforts to cut public spending and eliminate the projected $6 billion. budget deficit. This step, coupled with a steady unemployment rate (8%), could slow down the recent ascent in growth.
   Australia is fully integrated into the world economy, participating in GATT and also more regional trade associations such as the Asia and the Pacific Economic Cooperation (APEC) forum. Future growth could result from their movement towards regional economic liberalization, but a countervailing force is the reality that some export markets in Europe could be lost to continued European economic integration.
   INDONESIA. Indonesia is a country that encompasses over 17,000 islands on which live 195 million people. It is a mixed economy that balances free enterprise with significant government intervention. Deregulation policies, diversification of strong domestic sectors, and investment in infrastructure projects have all contributed to high levels of growth since the late 1980's. Indonesia's economy grew at 7.1% in 1996, the exact average if its performance for the current decade. Growth in the 1990's has been fairly steady, hovering between 6.5-7.5% for the most part, peaking at 8.1% in 1995. Moderate growth in investment, including public investment, and also in import growth, helped to slowdown GDP growth. Growth has been accompanied by moderately high levels of inflation, ranging from the recent high of 9.7% in 1993 to a low of 7.1%, as witnessed last year.
   Indonesia is currently undergoing a diversification of the core of its economy. No longer strictly revolving around oil and textiles, it now gaining strength in high technology manufactures, such as electronics. Indonesia consistently runs a positive trade balance. Strong export performers are oil, gas, and textiles and apparel. Oil, once responsible for 80% of export revenues, now accounts for only 25%, an indication of how far other (mostly manufacturing and apparel) sectors have developed. Main imports are raw materials and capital goods.
   In 1994 the country underwent deregulation measures which further boosted investment. By 1996, FDI levels dropped from the record high in 1995, and the trend was away from large projects including infrastructure to smaller more manageable projects. Many consider this a reflection of a desire to avoid the notoriously nepotism ridden bureaucracy.
   The Indonesian government is strongly authoritarian. Treatment of political opponents, workers and ethnic minorities has put Indonesia in the world spotlight with criticism of its human rights practices. One source of outspoken popular discontent is the glaring discrepancy in income distribution, particularly across ethnic lines. World attention to the problems in Indonesia has given support to the various causes, but it does not seem to have had much impact on the government. Efforts to impose sanctions on the country by both federal and state level politicians in the US have so far proven unsuccessful, but are likely to continue to persist.
   Politically, the ruling party, Golkar, faces frequent challenges from unofficially sanctioned opposition parties, but these efforts are effectively marginalized. The key political question in Indonesia is who will replace the aging ruler, President Suharto who, at 76, has been the county's only leader for over 30 years. His long tenure and the country's nascent democratic institutions leave the question of proper succession open. During his career he has amassed support from a directly appointed insider bureaucracy of political and business elites which features immediate members of his family. As well, he has relied strongly upon the army to provide the force necessary to contain social unrest. Which amongst these two institutions will emerge to replace Suharto is far from clear, and the surrounding intrigue could lead to some instability. As economic policies have been crafted to benefit Suharto's supporters in the business community, any deviation from Suharto's position would likely impact the economy. Additionally, a key ingredient to Indonesia's success has been their ability to contain social unrest. Maintaining this control, especially in the face of recently escalated tensions and political uncertainty, is an important anchor for economic performance. Proof of this is the Jakarta Stock Exchange's volatile reaction to riots in July 1995.
   MALAYSIA. 1996 saw Malaysia's GDP growth slow to 8.3%, down from over 9% in 1994 and 1995. Inflation has been kept relatively low at 3.8%. Performance in 1996 avoided the economy's potential overheating as export growth, investment, and consumption all slowed. This helped to bring the current account deficit down by $1.7 billion to settle at approximately 6.0% of GDP.
   A large part of Malaysia's recent growth is due to its manufacturing industries, particularly electronics and especially semiconductors. This has led to an increased reliance on imports; thus the economy is sensitive to shifts in foreign production and demand. This is particularly true regarding its main trading partners: the US, Japan, and Singapore. Such shifts were partly responsible for the slowdown in 1996. In addition, monetary policies to stem the threat of overheating were evident, but the country still needs massive public and private investment to finance several large infrastructure projects. Government industrial policy seeks investment to create more value added high technology manufacturing and service sectors in order to decrease the emphasis on low skilled manufacturing. Already US investors have invested over $9 billion, and most of this is in electronics and energy projects.
   Unemployment remains extremely low (2.6%) and labor for completing the various projects is becoming costly, especially as industry has to go abroad to search for higher skilled workers. Wages have soared so high that Malaysia no longer qualifies for the special trading benefits that the US and the EU bestow upon developing nations. This could hurt exports. A further catch is that rapidly increasing wages could cause inflationary pressures, yet a shortage of labor could threaten development.
   The political situation in Malaysia is stable and could possibly remain so up to and including the next election in the year 2000.
   SINGAPORE. Since achieving independence from the British in 1965, Singapore has repeatedly elected the People's Action Party (PAP) as their government. It is a party that is so consistent it has only offered up two prime ministers in this 32-year period. Elections in January 1997 returned the PAP to power, signaling satisfaction with their policy of close coordination with the private sector to stimulate investment. Typical policies include selective tax incentives, subsidies for R&D, and joint ventures with private firms. While the combination of consistent leadership and interventionist policies is sometimes seen as impeding civil liberties and laissez-faire economics, it has produced an attractive investment environment.
   The Singapore economy is almost devoid of agriculture and natural resources, not surprising given the island nation's geographic size. Its strongest sector is manufacturing, particularly of electronics, machinery and petroleum and chemical products. They produce 45% of the world's computer disk drives. Major trading partners are Japan, Malaysia and the US.
   The economic situation in Singapore registered a passable year in 1996. The regional trend toward slowed electronics exports made clear the country's strong reliance on this sector. GDP growth dropped from 8.8% to 6.5%, while inflation remained low (1.4%) and the current account balance maintained its large surplus. Property values have gone up recently, partially in response to uncertainty surrounding Hong Kong. Interest rates are consistently low, and wages high, leaving some at a loss to explain the repeatedly low inflation rate.
   SOUTH ASIA. Although India's economy has grown at an average rate of 7% over the past three years, growth has slowed to about 6% during 1997. Economic growth, which had been fueled by strong industrial and export sectors, slowed along with growth in these sectors. It is uncertain whether India will be able to sustain the high growth rates it experienced through 1996. Subsidies amount to almost 15% of GDP, while agriculture accounts for about 25%. In 1997, annual inflation has been approximately 3.8% down from about 6.6% the previous year. During 1997, the current account deficit has been roughly 1.2% of GDP, down from 1.5% in 1996. The exchange rate has been gradually devalued in the 1980's and 1990's, and could be devalued further. Beginning in 1992, industry, financial markets, and the country's trade have been gradually liberalized. Fifty-five percent of India's population is illiterate, roughly half live in poverty, and unemployment remains high.
   Since the dissolution of the Narasimha Rao government in early 1996, India has experienced several weak, coalition governments that have been unable to consolidate their position for an extended period. Partially as a result, economic reforms have proceeded slowly through gradually. Future changes in government could weaken or set back the reform process.
   India does not enjoy trouble-free relations with its neighbors. India and Pakistan have fought two wars since their independence in 1947 and have yet to resolve a continuing dispute over the status of the norther Indian state of Kashmir. Various Kashmiri separatist groups, Indian, and Pakistani military have been involved in armed conflict within the state. Neither India nor Pakistan have signed the Comprehensive Nuclear Test Ban Treaty, which prohibits nuclear weapons testing. A border dispute with China and questions over the involvement of elements within India in the internal affairs of Sri Lanka also affect India's relations with these countries.
   The other, smaller South Asian countries of Pakistan, Bangladesh, and Sri Lanka share with India the challenges of reducing poverty and illiteracy and improving infrastructure and economic growth. While each of these countries has taken steps to liberalize their economies, their economies are far from mature, as are their legal and regulatory systems. In addition, because they have small and relatively less diversified economies and public markets, they are susceptible to external economic shocks, which may result in currency declines. Sri Lanka has been plagued by internal challenges to its security, while Pakistan has faced significant political infighting and instability. Bangladesh's largely agricultural economy is heavily dependent on the severity of the monsoons.
   SOUTH KOREA. South Korea is one of the more spectacular economic stories of the post war period. Coming out of a civil war in the mid-1950's the country found itself with a destroyed economy and boundaries that excluded most of the peninsula's mineral and industrial resources. It proceeded over the next 40 years to create a society that includes a highly skilled and educated labor force and an economy that exploited the large amounts of foreign aid given to it by the US and other countries. Exports of labor intensive products such as textile initially drove the economy, to be replaced later by heavy industries such as automobiles.
   Hostile relations with North Korea dictate large expenditures on the military, and political uncertainty and potential famine in the north has put the south on high alert. Any kind of significant military effort could have multiple effects, both positive and negative, on the economy. South Korea's lack of natural resources put a premium on imported energy products, making the economy very sensitive to oil prices.
   Since 1991, GDP growth has fluctuated widely between 5% and 9%, settling down at 6.8% last year. Currently the labor market is in need of restructuring, and its rigidity has hurt performance. Relations between labor and the large conglomerates, or Chaebols, could prove to be a significant influence on future growth. Inflation in the same period has been consistently dropping, save a brief rise in 1994, and finished the year at 4.5%. The country consistently runs trade deficits, and the current account deficit widened sharply in 1996, more than doubling to $19.3 billion. South Korea's strong domestic sectors are electronics, textiles and industrial machinery. Exports revolve around electronics, textiles, automobiles, steel and footwear, while imports focus on oil, food, chemicals and metals.
   The stock market (Korea Stock Exchange) is currently undergoing liberalization to include more foreign participation, which was only first allowed in 1992, but the bond market remains off limits until 1999. Liberalization is in response to the KSE 1996 performance, which was down 18%. While the number of listed companies increased by 39 in 1996, total market capitalization fell 24% from its 1995 level.
   THAILAND. The political situation in Thailand is tenuous. Democracy has a short history in the country, and power is alternatively obtained by the military, a non-elected bureaucratic elite, and democratically elected officials. The frequent transfers of power have generally gone without divisive, bloody conflicts, but there are bitter differences between the military and the political parties. Free elections in 1992 and again in 1995 have produced non-military democratic leaders from different parties, a healthy sign of party competition. While democratic institutions are stabilizing, the current government is under increasing pressure due to recent poor economic performance.
   The Thai economy has witnessed a fundamental transition in recent years. Traditionally it was a strong producer of textiles, minerals and agricultural products, but more recently it has tried to build high tech export industries. This proved particularly fortuitous in the mid 1990's when flooding wiped out much of their traditional exports, but the newer industries remained strong, keeping the growth rate above 8%. (This level had been achieved through the 1990's, giving the economy a name as one of the fastest growing in the region.) The government has also taken steps toward reducing the influence of central planning, opening its market to foreigners and abandoning five-year plans. This restructuring is still underway, and the change can cause difficulty at times.
   GDP growth slowed a bit last year to 7.2%, down from 8.6% in 1995. The current account deficit was 7.9% of GDP, and inflation was 5.8%, both considered high but steady and controllable results in line with recent years' performance. One cause for the slowdown was a decline in export growth as its manufacturing industry faces stiff competition from low priced competitors and its agriculture suffers drops in production. In 1996, Thailand's currency, the baht, was linked to a US dollar dominated basket, and monetary policy had remained tight to keep that link strong and avoid inflationary pressures.
   The situation changed in early 1997, however, with the revelation of many bad bank loans and a bubbling of property prices due to over-investment. Many companies, faced with slowing exports, stopped servicing their debts. Many other firms have stayed alive only with infusions of public cash, and the government has been slow to let many property laden financial firms fail. The stock market has reacted strongly, dropping to new lows for the decade. Reluctant to float the baht, indeed promising that it wouldn't, the government relented in early July hoping to revive export and stock market growth. The subsequent devaluation (approximately 20% against the dollar in the first month) led to the need for a $16 billion loan coordinated by the IMF to shore up foreign reserves. Most of the loan came from neighboring countries led by Japan, indicating their desire to both protect their own investments in Thailand, and also mitigate the effect of the devaluation on their home currencies
   The total impact of the entire situation is negative, particularly on inflation, unemployment and foreign debt. Significant turnover and a major gamble on the currency has put the government in a precarious position, especially given the fact that it is a six party coalition. Dissatisfaction amongst the military, always a political factor, is high.
   EMERGING MARKETS: ASIA
   MARKET CAPITALIZATION IN U.S. DOLLARS
DECEMBER 1996
                     $ Billions

   India

   Indonesia

   Korea

   Malaysia

   Pakistan

   Philippines

   Singapore

   Taiwan

   Thailand

   Source: The Economist. The LGT Guide to World Equity Markets
1998.
   REAL GDP ANNUAL RATE OF GROWTH
(ANNUAL % CHANGE)
1996
   China

   Hong Kong

   India

   Indonesia

   Japan

   Korea

   Malaysia

   Philippines

   Singapore

   Taiwan

   Thailand

   Source: The Economist. The LGT Guide to World Equity Markets
1998.

   For national stock market index performance, please see the section on Performance beginning on page __.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by BT pursuant to authority contained in the management contract and sub-advisory agreement. BT is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, BT considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions. Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
The funds may execute portfolio transactions with broker-dealers
   who     provide research and execution services to the funds or
other accounts over which FMR or BT or their affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by BT (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by BT's investment staff based primarily upon the quality of execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the funds may be useful to BT in rendering investment management services to the funds or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other BT clients may be useful to BT in carrying out its obligations to the funds. The receipt of such research has not reduced BT's normal independent research activities; however, it enables BT to avoid the additional expenses that could be incurred if BT tried to develop comparable information through its own efforts. Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause each fund to pay such higher commissions, BT must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or BT's overall responsibilities to the funds and its other clients. In reaching this determination, BT will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
BT is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. BT may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (FBS), indirect subsidiaries of FMR Corp., and BT Brokerage Corporation, BT Alex-Brown Incorporated or BT Futures Corporation, indirect subsidiaries of Bankers Trust New York Corporation, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
Each fund's Trustees periodically review BT's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the funds and review the commissions paid by each fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
   For the fiscal period ended     February 28   , 1998, the portfolio
turnover rates were ___%, ___%, and ___%, respectively for Spartan
Total Market Index, Spartan Extended Market Index, and     Spartan
International Index   .     [EQUITY OR BOND FUNDS WITH A PORTFOLIO
TURNOVER RATE OVER 100%:    Because a high turnover rate increases
transaction costs and may increase taxable gains, FMR carefully weighs the anticipated benefits of short-term investing against these
consequences.]     [EQUITY OR BOND FUNDS WITH A SUBSTANTIAL (SEE YOUR
SPM TO DETERMINE) VARIANCE IN PORTFOLIO TURNOVER RATES:    An
increased turnover rate is due to a greater volume of shareholder purchase orders, short-term interest rate volatility and other special market conditions.]
   For the fiscal year ended February, 1998, Spartan Total Market
Index,     Spartan Extended Market Index   , and     Spartan
International Index    paid brokerage commissions of $________,
$_________, and $______, respectively. Each fund pays both commissions and spreads in connection with the placement of portfolio transactions. NFSC is paid on a commission basis. During the fiscal
year ended February 1998, Spartan Total Market Index,     Spartan
Extended Market Index   , and     Spartan International Index    paid
brokerage commissions of $________, $_________, and $______, respectively, to NFSC. During the fiscal year ended February 1998, this amounted to approximately _%, __%, and _%, respectively, of the aggregate brokerage commissions paid by each fund involving approximately _%, __%, and _%, respectively, of the aggregate dollar amount of transactions for which the funds paid brokerage commissions.
    [IF APPROPRIATE:    The difference between the percentage of
brokerage commissions paid to and the percentage of the dollar amount of transactions effected through NFSC is a result of the low commission rates charged by NFSC.] [FOR FUNDS THAT PAID NO BROKERAGE
COMMISSIONS: For the fiscal years ended February 1998, Spartan Total
Market Index,     Spartan Extended Market Index   , and     Spartan
International Index    paid no brokerage commissions.]
       [USE ONLY IF FEES WERE PAID TO THESE AFFILIATES:During the fiscal year ended February 1998,Spartan International Index paid brokerage commissions of $_____ and $_____ , respectively, and Spartan Extended Market Index paid brokerage commissions of $_____ and $_____, respectively, to FBS. During the fiscal year ended February 1998, Spartan International Index paid brokerage commissions of $_____ and Spartan Extended Market Index paid brokerage commissions of
$_____ to FBSL.    During the fiscal year ended February 1998, this
amounted to approximately __% and __% , respectively, of the aggregate brokerage commissions paid by each fund involving approximately __% and __%, respectively, of the aggregate dollar amount of transactions for which each fund paid brokerage commissions. [IF THE PERCENTAGE OF COMMISSIONS PAID TO FBS IS MATERIALLY LOWER THAN THE PERCENTAGE OF DOLLAR AMOUNT OF TRANSACTIONS EFFECTED THROUGH FBS: The difference between the percentage of brokerage commissions paid to and the percentage of the dollar amount of transactions effected through FBS is a result of the low commission rates charged by FBS.]]
   During the fiscal year ended February 1998, the     Spartan
International Index    paid $__ in commissions to brokerage firms that
provided research services involving approximately $___of transactions; during the fiscal year ended February 1998, the
    Spartan Extended Market Index    paid $__ in commissions to
brokerage firms that provided research services involving approximately $___of transactions. The provision of research services was not necessarily a factor in the placement of all this business with such firms. [IF APPLICABLE:During the fiscal year ended February 1998, the fund(s) paid no fees to brokerage firms that provided research services.]
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR, investment decisions for each fund are made by BT and are independent from those of other funds managed by FMR or BT or accounts managed by FMR or BT affiliates. It sometimes happens that the same security is held in the portfolio of
more than one BT-managed    fund     or    account    . Simultaneous
transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment manager and BT as sub-adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
Fidelity Service Company, Inc. (FSC) normally determines each fund's net asset value per share (NAV) as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing each fund's NAV.
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs.
Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
PERFORMANCE
The funds may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Each fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. Average annual total returns covering periods of less than one year are calculated by determining a fund's total return for the period, extending that return for a full year (assuming that return remains constant over the year), and quoting the result as an annual return. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, a fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or
after-tax basis and may be quoted with or without taking    each
fund's purchase fee into account.    Excluding a fund's purchase fee
from a total return calculation produces a higher total return
figure.     Total returns, yields, and other performance information
may be quoted numerically or in a table, graph, or similar
illustration.
NET ASSET VALUE. Charts and graphs using a fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.
MOVING AVERAGES. A fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average. On February 27, 1998, the 13-week moving average was $________, $_______, and $________, respectively, for Spartan Total Market Index, Spartan Extended Market Index, and Spartan International Index.
   Each fund may compare its total return to the record of the Standard & Poor's 500 Index (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The S&P 500 and DJIA comparisons would show how each fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively. Each fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.
INDEX RESULTS. The following table shows the record of the S&P 500, the Wilshire 5000, the Wilshire 4500 and the EAFE over the ten years
ended February 28,    1998    . The funds may not always hold the same
securities as their indices. BT may use statistical sampling techniques to attempt to replicate the returns of the indices using a smaller number of securities. Index values are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.
          S&P 500   Wilshire 5000   Wilshire 4500   EAFE

1998

1997

1996

1995

1994

1993

1992

1991

1990

1989



NATIONAL STOCK MARKET PERFORMANCE. Certain national stock markets have outperformed the U.S. stock market. The first table below represents the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indices for the twelve months ended October 31, 199_. The second table shows the same performance as measured in local currency. Each table measures total return based on the period's change in price, dividends paid on stocks in the index, and the effect of reinvesting dividends net of any applicable foreign taxes. These are unmanaged indices composed of a sampling of selected companies representing an approximation of the market structure of the designated country.
STOCK MARKET PERFORMANCE (CUMULATIVE TOTAL RETURNS)
MEASURED IN U.S. DOLLARS
Australia    %   Japan                 %

Austria          Netherlands

Belgium          Norway

Canada           Singapore/Malaysia

Denmark          Spain

France           Sweden

Germany          Switzerland

Hong Kong        United Kingdom

Italy            United States

STOCK MARKET PERFORMANCE (CUMULATIVE TOTAL RETURNS)
MEASURED IN LOCAL CURRENCY
Australia    %   Japan                 %

Austria          Netherlands

Belgium          Norway

Canada           Singapore/Malaysia

Denmark          Spain

France           Sweden

Germany          Switzerland

Hong Kong        United Kingdom

Italy            United States

The following table shows the average annualized stock market returns measured in U.S. dollars as of October 31, 199_.
STOCK MARKET PERFORMANCE
 Five Years Ended Ten Years Ended
 October 31, 199_ October 31, 199_
      Germany

      Hong Kong

      Japan

      Spain

      United Kingdom

      United States

PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do
not take sales charges or    trading     fees into consideration, and
are prepared without regard to tax consequences. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
A fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike a fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
Spartan Total Market Index, Spartan Extended Market Index, and Spartan International Index may compare their performance to that of their respective indices (the Wilshire 5000 for Spartan Total Market Index, the Wilshire 4500 for Spartan Extended Market Index, and the EAFE for Spartan International Index) and the Standard & Poor's 500 Index. The index returns for the EAFE for the periods after January 1, 1997, may be adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts. The performance of these indices over any period since their inception may be quoted in fund advertising.
A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. A fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.
MOMENTUM INDICATORS indicate a fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
A fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of February 28,    1998    , FMR advised over $__ billion in
tax-free fund assets, $__ billion in money market fund assets, $___ billion in equity fund assets, $__ billion in international fund assets, and $___ billion in Spartan fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
Each fund is open for business and its net asset value per share (NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for
1998: New Year's Day,    Martin Luther King's Birthday,
Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, the funds will not process wire purchases and redemptions on days when the Federal Reserve Wire System is closed.
FSC normally determines each fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the Investment Company Act of 1940 (the 1940 Act), each fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if
(i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
Each fund, in its discretion, may determine to issue its shares "in kind" in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. A fund will accept for in kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, a fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle. Purchases of shares of a fund through an in-kind exchange are not subject to the fund's purchase fee.
DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. A portion of each of Spartan Total Market Index Fund and Spartan Extended Market Index Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that each fund's income is derived from qualifying dividends. Because each fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the fund that qualifies for the deduction generally will be less than 100%. Each fund will notify corporate shareholders annually of the percentage of fund dividends that qualifies for the dividends-received deduction. A portion of each fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income, and therefore will increase (decrease) dividend distributions. Short-term capital gains are distributed as dividend income. Each fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.
Because Spartan International Index fund invests significantly in foreign securities, corporate shareholders should not expect fund dividends to qualify for the dividends-received deduction. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. The fund will notify corporate shareholders annually of the percentage of fund dividends that qualify for the dividends-received deduction. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income, and therefore will increase (decrease) dividend distributions. The fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions for the prior year.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by
   each     fund on the sale of securities and distributed to
shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of a fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by each fund are taxable to shareholders as dividends, not as capital gains.
[FOR FUNDS DECLARING A CAPITAL GAIN DIVIDEND: As of February 28,
1998    , the fund hereby designates approximately $_______ as a
capital gain dividend for the purpose of the dividend-paid deduction.] FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid and thereby allow shareholders to take a credit or deduction on their individual tax returns.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.
If a fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on a fund with respect to deferred taxes arising from such distributions or gains. Generally, each fund will elect to mark-to-market any PFIC shares. Unrealized gains will be recognized as income for tax purposes and must be distributed to shareholders as dividends.
Each fund is treated as a separate entity from the other funds of Fidelity Concord Street Trust for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
BT
BT, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006, is a wholly owned subsidiary of Bankers Trust New York Corporation, whose principal offices are also at 130 Liberty Street, New York, New York 10006. BT was founded in 1903. As of December 31, 1996 Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of approximately $120 billion. BT is a worldwide merchant bank that conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. Investment management is a core business of BT with approximately $227 billion in assets under management globally. Of that total, approximately $82 billion are in U.S. equity index assets. When bond and international funds are included, BT manages over $94 billion in total index assets. This makes BT one of the nation's leading managers in index funds.
BT has been advised by counsel that BT currently may perform the services for each fund described herein without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretation of relevant federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law.
BT investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds
advised by FMR. The business address of each Trustee,    Member     of
the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (67), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a
Director of    Fidelity Investments Money Management, Inc.,
Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
J. GARY BURKHEAD (56), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997)
and President of    Fidelity Personal Investments and Brokerage Group
(1997) . Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (65), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (66), Trustee (1992). Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (54), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is currently a Trustee for the Forum For International Policy, a Board Member for the Virginia Neurological Institute, and a Senior Advisor of the Harvard Journal of World Affairs. In addition, Mr. Gates also serves as a member of the corporate board for LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products).
E. BRADLEY JONES (70), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (65), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (55), Trustee, is Vice Chairman and Director of FMR
(1992). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (64), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (68), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (64), Trustee (1993) is Chairman of the Board, President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals,
1993), Imation Corp. (imaging and information storage, 1997), and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way
(1993) and is a member of the University of Alabama President's
Cabinet.
*ROBERT C. POZEN (51), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a
Director of    Fidelity Investments Money Management, Inc. (1997)    ,
Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (69), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).
   ERIC D. ROITER (49), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
RICHARD A. SILVER (51), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
JOHN H. COSTELLO (51), Assistant Treasurer, is an employee of FMR. LEONARD M. RUSH (52), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended February 28, 1998. COMPENSATION TABLE


Trustees                        Aggregate            Aggregate            Aggregate              Total
and                             Compensation         Compensation         Compensation           Compensation
Members of the Advisory Board   from                 from                 from                   from the
                                Spartan Total        Spartan Extended     Spartan                Fund Complex*
                                Market Index [B,]C   Market Index [B,]D   International Index    A
                                ,+                   ,+                   [B,]E
                                                                          ,+

J. Gary Burkhead **             $                    $                    $                      $ 0

Ralph F. Cox                    $                    $                    $

Phyllis Burke Davis             $                    $                    $

Robert M. Gates ***             $                    $                    $

Edward C. Johnson 3d **         $                    $                    $                       0

E. Bradley Jones                $                    $                    $

Donald J. Kirk                  $                    $                    $

Peter S. Lynch **               $                    $                    $                       0

William O. McCoy****            $                    $                    $

Gerald C. McDonough             $                    $                    $

Marvin L. Mann                  $                    $                    $

Robert C. Pozen**               $                    $                    $                       0

Thomas R. Williams              $                    $                    $


* Information is for the calendar year ended December 31, 1997 for ___ funds in the complex.
** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.
***Mr. Gates was elected to the Board of Trustees on March 19, 1997. ****Mr. Mr. McCoy was elected to the Board of Trustees on March 19, 1997.
+ Estimated
[TREASURER'S OFFICE WILL ANCHOR THIS FOOTNOTE AS APPROPRIATE FOR YOUR FUND(S): A Compensation figures include cash, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and may include amounts deferred at the election of Trustees.]
[[IF YOUR SAI INCLUDES ONLY FUNDS THAT COMMENCED OPERATIONS ON OR AFTER JANUARY 1, 1997:
[TREASURER'S OFFICE WILL ANCHOR THIS FOOTNOTE AS APPROPRIATE FOR YOUR FUND(S):B Compensation figures include cash.]]

C The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $__, Phyllis Burke Davis, $__, Richard J. Flynn, $0, Robert M. Gates, $__, E. Bradley Jones, $__, Donald J. Kirk, $__, William O. McCoy, $__, Gerald C. McDonough, $__, Edward H. Malone, $__, Marvin L. Mann, $__, and Thomas R. Williams, $__.
[USE THE FOLLOWING FOOTNOTE FOR EACH ADDITIONAL FUND IN A COMBO SAI, AND ADD OR DELETE ADDITIONAL COLUMNS TO/FROM THE COMPENSATION TABLE AS NECESSARY:]
D The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $__, Phyllis Burke Davis, $__, Richard J. Flynn, $0, Robert M. Gates, $__, E. Bradley Jones, $__, Donald J. Kirk, $__, William O. McCoy, $__, Gerald C. McDonough, $__, Edward H. Malone, $__, Marvin L. Mann, $__, and Thomas R. Williams, $__.
E The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $__, Phyllis Burke Davis, $__, Richard J. Flynn, $0, Robert M. Gates, $__, E. Bradley Jones, $__, Donald J. Kirk, $__, William O. McCoy, $__, Gerald C. McDonough, $__, Edward H. Malone, $__, Marvin L. Mann, $__, and Thomas R. Williams, $__.
[TREASURER'S OFFICE WILL ANCHOR THIS FOOTNOTE AS APPROPRIATE FOR YOUR FUND(S): F For the fiscal year ended February 28, 1998, certain of the non-interested Trustees' aggregate compensation from a fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]

 Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996, each non-interested Trustee who retired before December 30, 1996 may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee became eligible to participate in the program at the end of the calendar year in which he or she reached age 72, provided that, at the time of retirement, he or she had served as a Fidelity fund Trustee for at least five years. Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
 As of December 30, 1996, the non-interested Trustees terminated the retirement program for Trustees who retire after such date. In connection with the termination of the retirement program, each then-existing non-interested Trustee received a credit to his or her Plan account equal to the present value of the estimated benefits that would have been payable under the retirement program. The amounts credited to the non-interested Trustees' Plan accounts are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of the Reference Funds. The amounts ultimately received by the Trustees in connection with the credits to their Plan accounts will be directly linked to the investment performance of the Reference Funds. The termination of the retirement program and related crediting of estimated benefits to the Trustees' Plan accounts did not result in a material cost to the funds.
[IF EITHER FMR OR AN FMR AFFILIATE IS DEEMED TO OWN 1% OR MORE OF A FUND'S SHARES: As of [DATE NOT EARLIER THAN 30 DAYS PRIOR TO SEC FILING DATE], approximately __% of [Fund Name]'s total outstanding shares was held by [an] FMR affiliate[s]. FMR Corp. is the ultimate parent company of [this/these] FMR affiliate[s]. By virtue of his ownership interest in FMR Corp., as described in the "FMR" section on page ___, Mr. Edward C. Johnson 3d, President and Trustee of the fund, may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Mr. Johnson 3d's deemed ownership of [Fund Name]'s shares, the Trustees, Members of the Advisory Board, and officers of the funds owned, in the aggregate, less than __% of each fund's total outstanding shares.]
[IF NEITHER FMR NOR AN FMR AFFILIATE IS DEEMED TO OWN 1% OR MORE OF THE FUND'S SHARES: As of [DATE NOT EARLIER THAN 30 DAYS PRIOR TO SEC FILING DATE], the Trustees, Members of the Advisory Board, and officers of each fund owned, in the aggregate, less than __% of each fund's total outstanding shares.]
[REVISE AS APPROPRIATE; REQUEST INFORMATION FROM KENDRA MCGEORGE/ANTHONY AMADOR: As of [DATE NOT EARLIER THAN 30 DAYS PRIOR TO SEC FILING DATE], the following owned of record or beneficially 5% or more of a fund's outstanding shares:]
[REQUEST INFORMATION FROM KENDRA MCGEORGE/ANTHONY AMADOR (IF FUND HAS A SHAREHOLDER WHO OWNS 25% OR MORE): A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.]
MANAGEMENT CONTRACTS
FMR is manager of    Spartan Total Market Index Fund, Spartan Extended
Market Index Fund, and Spartan International Index Fund     pursuant
to management contracts dated November 3, 1997, which were approved by FMR, as the then sole shareholder, on September 5, 1997.
MANAGEMENT AND SUB-ADVISORY SERVICES. Each fund employs FMR to furnish investment advisory and other services. FMR provides each fund with
all necessary office facilities and personnel for servicing    the
fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
BT is the sub-adviser of each fund and acts as each fund's custodian. Under its management contract with each fund, FMR acts as investment adviser. Under the sub-advisory agreement, and, subject to the supervision of the Board of Trustees, BT directs the investments of each fund in accordance with its investment objective, policies, and limitations, administers the securities lending program of each fund and provides custodial services to each fund.
MANAGEMENT-RELATED EXPENSES. In addition to the management    fee
payable to FMR, the sub-advisory    fee     payable to BT, and the
fees payable to the    transfer, dividend disbursing, and shareholder
servicing agent and pricing and bookkeeping agent    , each fund pays
all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the auditor and non-interested Trustees. Each fund's management contract
   further     provides that the fund will pay for typesetting,
printing, and mailing prospectuses, statements of additional
information, notices, and reports to shareholders;    however, under
the terms of each fund's transfer agent agreement    , the transfer
agent bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and
making necessary filings under state securities laws    . Each fund is
also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT AND SUB-ADVISORY FEES. For the services of FMR under each contract, Spartan Total Market Index Fund, Spartan Extended Market
Index Fund, and Spartan International Index Fund    each     pay FMR
and BT monthly management and sub-advisory fees at the annual rate of 0.25%, 0.25%, and 0.40%, respectively, of its average net assets throughout the month. These fees include management fees of 0.24%, 0.24%, and 0.34%, respectively, payable to FMR, and [estimated] sub-advisory fees of ___%, ___%, and ___%, respectively, payable to BT (representing 40% of net income from securities lending). FMR voluntarily agreed to reimburse Spartan Total Market Index Fund, Spartan Extended Market Index Fund, and Spartan International Index Fund if and to the extent that the fund's aggregate operating expenses, including management fees (but excluding sub-advisory fees associated with securities lending, interest, taxes, brokerage commissions and other transaction costs, or extraordinary expenses), were in excess of an annual rate of 0.25%, 0.25%, and 0.35% respectively, of its average net assets through December 31, 1999. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the
fiscal year.    Expense reimbursements by FMR will increase a fund's
total returns, and repayment of the reimbursement by a fund will lower its total returns.
SUB-ADVISER. Each fund and FMR have entered into sub-advisory agreements with BT. Pursuant to the sub-advisory agreements, FMR has granted BT investment management authority as well as the authority to buy and sell securities.
Under the sub-advisory agreements, for providing investment management, securities lending and custodial services to Spartan Total Market Index and Spartan Extended Market Index, FMR pays BT fees at an annual rate of 0.0125% of the average net assets of each fund. In addition, as described above, under the sub-advisory agreements, for such services each fund pays BT fees equal to 40% of net income from each fund's securities lending program. The remaining 60% of net income from each fund's securities lending program goes to each fund. Under the sub-advisory agreement, for providing investment management, securities lending and custodial services to Spartan International Index, FMR pays BT fees at an annual rate of 0.0650% of the average net assets of the fund, plus fees of $35 per portfolio transaction (up to a maximum of $200,000 annually). In addition, as described above, under the sub-advisory agreement, for such services the fund pays BT fees equal to 40% of net income from the fund's securities lending program. The remaining 60% of net income from the fund's securities lending program goes to the fund.
The following table shows the amount of management fees paid by each fund to FMR and sub-advisory fees paid by each fund to BT for the past fiscal period.

Fund                          Fiscal Period Ended   Management Fees   Sub-Advisory Fees
                              February 28           Paid to FMR       Paid to BT

Spartan Total Market Index       1998               $                 $

Spartan Extended Market          1998               $                 $
Index

Spartan International Index      1998               $                 $


The table below shows the period of reimbursement and levels of expense limitations; the dollar amount of management fees incurred under each fund's contract before reimbursement; and the dollar amount of management fees reimbursed by FMR under the expense reimbursement for the period.

                         Aggregate
                         Operating           Fiscal Period   Management Fee   Amount of
                         Expense      Ended                  Before           Management Fee
                         Limitation   February 28            Reimbursement    Reimbursement

Spartan Total Market     0.25%        1998                   $                $
Index

Spartan Extended         0.25%        1998                   $                $
Market Index

Spartan International    0.35%        1998                   $                $
Index


DISTRIBUTION AND SERVICE PLANS
The Trustees have approved Distribution and Service Plans on behalf of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.
Under each Plan, if the payment of management fees by the fund to FMR
is deemed to be indirect financing by the    fund     of the
distribution of    its     shares, such payment is authorized by the
Plan. Each Plan specifically recognizes that FMR may use its
management fee revenue, as well as its past profits or    its
other resources,    to pay FDC for expenses     incurred in connection
with the distribution of fund shares. In addition, each Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of fund shares, or provide shareholder support services. Currently, the Board of Trustees has authorized such payments for Spartan Total Market Index Fund, Spartan Extended Market Index Fund, and Spartan International Index Fund shares.
   [IF FMR MADE ANY DEFENSIVE THIRD PARTY PAYMENTS IN CALENDAR YEAR:
Payments made by FMR either directly or through FDC to third parties for the fiscal year ended 1998 amounted to $____ [for Spartan Total Market Index Fund], $____ [for Spartan Extended Market Index Fund], and $_____ [for Spartan International Index Fund].
   [IF FMR DID NOT MAKE ANY DEFENSIVE THIRD PARTY PAYMENTS IN CALENDAR
YEAR: FMR made no payments either directly or through FDC to third parties for the fiscal year ended 1998.
Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
Each fund has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreements, FSC performs transfer agency, dividend disbursing, and shareholder services for each fund.
For providing transfer agency services, FSC receives an annual account fee and an asset-based fee each based on account size and fund type for each retail account and certain institutional accounts. With respect to certain institutional retirement accounts, FSC receives an annual account fee and an asset-based fee based on account type or fund type. These annual account fees are subject to increase based on postal rate changes.
The asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.
FSC also collects each fund's $10.00 index account fee from certain accounts with balances of less than $10,000 at the time of the December distribution.
In addition, FSC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the Freedom Fund's assets that is invested in a fund. FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
Each fund has also entered into a service agent agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for each fund and maintains each fund's portfolio and general accounting records.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are 0.0600% (for Spartan Total Market Index Fund and Spartan Extended Market Index Fund) and 0.0750% (for Spartan International Index Fund) of the first $500 million of average net assets and 0.0300% (for Spartan Total Market Index Fund and Spartan Extended Market Index
Fund) and 0.0375% (for Spartan International Index Fund) of average
net assets in excess of $500 million. The    fee, not including
reimbursement for out-of-pocket expenses,     is limited to a minimum
of $60,000 and a maximum of $800,000 per year.
   Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past fiscal year are shown in the table below.
Fund                                     1998

Spartan Total Market Index Fund*      $

Spartan Extended Market Index Fund*   $

Spartan International Index Fund*     $

*EACH FUND COMMENCED OPERATIONS ON NOVEMBER 5, 1997.
Each fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
CONTRACTS WITH BT AFFILIATES
BT is custodian of the assets of each fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. However, a fund may invest in obligations of its custodian. Bankers Trust New York Corporation is included in the Wilshire 5000. The Chase Manhattan Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
BT's fees for custodial services to each fund are included in the fees payable under the sub-advisory agreements.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Spartan Total Market Index Fund, Spartan Extended Market Index Fund and Spartan International Index Fund are funds of Fidelity Concord Street Trust, an open-end management investment company organized as a Massachusetts business trust pursuant to a Declaration of Trust dated July 10, 1987 and supplemented December 1, 1988. The trust's name was changed from Fidelity Institutional Trust to Fidelity Concord Street Trust by a Supplement to the Declaration of Trust dated May 13, 1997. The Declaration of Trust was supplemented further on June 6, 1997 to incorporate changes approved by shareholders on March 19, 1997. Currently, there are five funds of the trust: Spartan Total Market Index Fund, Spartan Extended Market Index Fund, Spartan International Index Fund, Fidelity U.S. Bond Index Fund, and Spartan U.S. Equity Index Fund.
In the event that FMR ceases to be the investment adviser to the trust or a fund, the right of the trust or fund to use the identifying names "Fidelity" and "Spartan" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in its prospectus or statement of additional information about another fund.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees shall include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and the funds will continue indefinitely. Each fund may invest all of its assets in another investment company.
AUDITOR.                                  serves as the independent
accountant for Spartan Total Market Index and Spartan Extended Market
Index, and                                   serves as the independent
accountant for Spartan International Index. The auditor examines financial statements for the funds and provides other audit, tax, and related services.
APPENDIX
THE WILSHIRE 5000 EQUITY INDEX (Wilshire 5000) measures the performance of all equity securities of U.S. headquartered issuers with readily available price data. Over _____ security returns are used to adjust the Wilshire 5000 on the basis of weighted capitalization.
THE WILSHIRE 4500 EQUITY INDEX (Wilshire 4500) is based on the same securities on which the Wilshire 5000 is based, excluding securities that are included in the Standard & Poor's 500 Index (S&P 500(registered trademark)). The S&P 500 includes common stocks of companies representing a significant portion of the market value of all common stocks publicly traded in the United States. Although some of the companies in the Wilshire 4500 have large market capitalizations, excluding the S&P 500 stocks makes the Wilshire 4500, on average, more representative of medium-to-small-capitalization stocks. The composition of the S&P 500 is determined by Standard & Poor's and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group. Standard & Poor's may change the composition of the S&P 500 from time to time.
THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST
(EAFE(registered trademark))    INDEX     is an unmanaged, market
capitalization-weighted index that is designed to represent the daily price and total return performance of common or ordinary shares in developed markets in Europe, Australia and the Far East. Securities in the index are selected by Morgan Stanley Capital International (MSCI). To achieve a proper balance between a high level of tracking, liquidity and restricted float considerations, MSCI aims to capture 60% of each country's market capitalization, and to assure that the index reflects the industry characteristics of each country's overall market, MSCI aims to capture 60% of the capitalization of each industry group, as defined by local practice. From the universe of available stocks in each industry group, stocks are selected up to approximately the 60% level, subject to liquidity, float and cross-ownership considerations. In addition to market capitalization, a stock's importance may be assessed by such measures as sales, net income, and industry output. Maximization of liquidity is balanced by the consideration of other factors such as overall industry representation. Liquidity, measured by trading value as reported by the local exchange, is assessed over time based on an absolute as well as relative basis. While a hard-and-fast liquidity yardstick is not utilized, trading values are monitored to establish a "normal" level across short-term market peaks and troughs. Maximum float, or the percentage of a company's shares that are freely tradable, is an important optimization parameter but not a hard-and-fast rule for stock selection. While some exceptions are made, index constituents are included at 100% of market capitalization. A representative sample of large, medium and small companies is included in the index. Structural changes due to industry composition or regulations generally take place every one year to 18 months. These are implemented on the first business day in March, June, September and December of each year and are announced at least two weeks in advance. Companies may be deleted because they have diversified away from their industry classification, because the industry has evolved in a different direction from the company's thrust, or because a better industry representative exists in the form of a new issue or existing company. New issues generally undergo a "seasoning" period of one year to 18 months prior to eligibility for inclusion in the index. New issues due to an initial public offering of significant size that change a country's market and industry profiles, and generate strong investor interest likely to assure a high level of liquidity, may be included in the index immediately. The market capitalization of constituent companies is weighted on the basis of their full market value, i.e., without adjustments for "long term holdings" or partial foreign investment restrictions. To address the issue of restriction on foreign ownership, an additional series of "Free" indices are calculated for countries and markets with restrictions on foreign ownership of shares. While some exceptions apply, the index is computed using the last transaction price recorded on the dominant stock exchange in each market. WM/Reuters Closing Spot Rates as of 4:00 p.m. London Time are used for currency conversions. MSCI calculates the EAFE Index with and without giving effect to dividends paid by index companies. To reflect the performance impact of dividends paid by index companies, MSCI also estimates the total return of the EAFE index by reinvesting one twelfth of the month end dividend yield at every month end for periods after January 1, 1997, the EAFE index returns are adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts. Dividends are deemed to be received on the payment date while the reinvestment of dividends occurs at the end of the month in which the payment date falls.
PART C.  OTHER INFORMATION
Item 24. Financial Statements and Exhibits
 (a) (1) Financial Statements and Financial Highlights for Fidelity Concord Street Trust on behalf of Spartan Total Market Index Fund, Spartan Extended Market Index Fund, Spartan International Index Fund, and Spartan U.S. Equity Index Fund will filed by subsequent amendment.

 (b) Exhibits:
  (1)(a) Declaration of Trust dated as of July 10, 1987 was electronically filed and is incorporated by reference as Exhibit 1 to Post-Effective Amendment No. 17.
      (b) Supplement to the Declaration of Trust dated December 1, 1988 was electronically filed and is incorporated by reference as
Exhibit 1(a) to Post-Effective Amendment No. 17.
      (c) Supplement to the Declaration of Trust dated June 6, 1997 is incorporated herein by reference as Exhibit 1(c) to Post-Effective Amendment No. 27.
      (d) Supplement to the Declaration of Trust dated May 13, 1997 is incorporated herein by reference as Exhibit 1(d) to Post-Effective Amendment No. 27.
  (2) Bylaws of the Trust effective May 19, 1994 were electronically filed and are incorporated herein by reference as Exhibit 2 to Union Street Trust's Post-Effective Amendment No. 87.
  (3) None.
  (4) None.
  (5)(a) Management Contract between the Registrant, on behalf of Fidelity U.S. Bond Index Portfolio (currently known as Fidelity U.S. Bond Index Fund), and Fidelity Management & Research Company dated January 13, 1988 was electronically filed and is incorporated herein by reference as Exhibit 5(a) to Post-Effective Amendment No. 19.
      (b) Management Contract between the Registrant, on behalf of Spartan U.S. Equity Index Fund, and Fidelity Management & Research Company dated December 5, 1997 is filed herein as Exhibit 5(b).
      (c) Management Contract between the Registrant, on behalf of Spartan Total Market Index Fund, and Fidelity Management & Research Company dated November 3, 1997 is filed herein as Exhibit 5(c).
      (d) Management Contract between the Registrant, on behalf of Spartan Extended Market Index Fund, and Fidelity Management & Research Company dated November 3, 1997 is filed herein as Exhibit 5(d).
      (e) Management Contract between the Registrant, on behalf of Spartan International Index Fund, and Fidelity Management & Research Company, dated November 3, 1997 is filed herein as Exhibit 5(e).
      (f) Sub-Advisory Agreement and Appendix A between Fidelity Management & Research Company, Bankers Trust Company, and the Registrant, on behalf of Spartan Total Market Index Fund, dated November 5, 1997 is filed herein as Exhibit 5(f).
      (g) Sub-Advisory Agreement and Appendix A between Fidelity Management & Research Company, Bankers Trust Company, and the Registrant, on behalf of Spartan Extended Market Index Fund, dated November 5, 1997 is filed herein as Exhibit 5(g).
      (h) Sub-Advisory Agreement and Appendix A between Fidelity Management & Research Company, Bankers Trust Company, and the Registrant, on behalf of Spartan International Index Fund, dated November 5, 1997 is filed herein as Exhibit 5(h).
      (i) Sub-Advisory Agreement and Appendix A between Fidelity Management & Research Company, Bankers Trust Company, and the Registrant, on behalf of Spartan U.S. Equity Index Fund, dated December 5, 1997 is filed herein as Exhibit 5(i).
  (6)(a) General Distribution Agreement between the Registrant, on behalf of Fidelity U.S. Bond Index Portfolio (currently known as Fidelity U.S. Bond Index Fund), and Fidelity Distributors Corporation dated January 13, 1988 was electronically filed and is incorporated herein by reference as Exhibit 6(a) to Post-Effective Amendment No. 19.
     (b) General Distribution Agreement between the Registrant, on behalf of Fidelity U.S. Equity Index Portfolio (currently known as Spartan U.S. Equity Index Fund), and Fidelity Distributors Corporation was electronically filed and is incorporated herein by reference as
Exhibit 6(b) to Post-Effective Amendment No. 17.
      (c) Amendments to the General Distribution Agreement between the Registrant, on behalf of Fidelity U.S. Bond Index Portfolio (currently known as Fidelity U.S. Bond Index Fund) and Fidelity U.S. Equity Index Portfolio (currently known as Spartan U.S. Equity Index Fund) and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's Post-Effective Amendment No. 61 (File No. 2-58774).
     (d) Form of General Distribution Agreement between the Registrant, on behalf of Spartan Total Market Index Fund, and Fidelity Distributors Corporation is incorporated herein by reference to
Exhibit 6(d) of Post-Effective Amendment No. 26.
     (e) Form of General Distribution Agreement between the Registrant, on behalf of Spartan Extended Market Index Fund, and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(e) of Post-Effective Amendment No. 26.
     (f) Form of General Distribution Agreement between the Registrant, on behalf of Spartan International Index Fund, and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(f) of Post-Effective Amendment No. 26.
  (7)(a) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, as amended on November 16, 1995, is incorporated herein by reference to Exhibit 7(a) of Fidelity Select Portfolio's (File No. 2-69972) Post-Effective Amendment No. 54.
     (b) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
  (8)(a) Custodian Agreement and Appendix C, dated December 1, 1994, between The Bank of New York and the Registrant, on behalf of Fidelity U.S. Bond Index Portfolio (currently know as Fidelity U.S. Bond Index
Fund), is incorporated herein by reference to Exhibit 8(a) of Fidelity Hereford Street Trust's Post-Effective Amendment No. 4 (File No. 33-52577).
      (b) Appendix A, dated September 18, 1997, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and the Registrant, on behalf of Fidelity U.S. Bond Index Portfolio (currently known as Fidelity U.S. Bond Index Fund), is incorporated herein by reference to Exhibit 8(e) of Fidelity Charles Street Trust's Post-Effective Amendment No. 62 (File No. 2-73133).
      (c) Appendix B, dated September 18, 1997, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and the Registrant, on behalf of Fidelity U.S. Bond Index Portfolio (currently known as Fidelity U.S. Bond Index Fund), is incorporated herein by reference to Exhibit 8(f) of Fidelity Charles Street Trust's Post-Effective Amendment No. 62 (File No. 2-73133).
    (f) Form of Custodian Agreement, Appendix A, and Appendix C between Bankers Trust Company and the Registrant, on behalf of Spartan U.S. Equity Index Fund, Spartan Total Market Index Fund, Spartan Extended Market Index Fund and Spartan International Index is filed herein as Exhibit 8(f).
    (i) Fidelity Group Repo Custodian Agreement among The Bank of New York, J. P. Morgan Securities, Inc., and the Registrant, on behalf of Fidelity U.S. Bond Index Portfolio (currently known as Fidelity U.S. Bond Index Fund) and Fidelity U.S. Equity Index Portfolio (currently known as Spartan U.S. Equity Index Fund), dated February 12, 1996, is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
     (j) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and the Registrant, on behalf of Fidelity U.S. Bond Index Portfolio (currently known as Fidelity U.S. Bond Index
Fund) and Fidelity U.S. Equity Index Portfolio (currently known as Spartan U.S. Equity Index Fund), dated February 12, 1996, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
     (k) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and the Registrant, on behalf of Fidelity U.S. Bond Index Portfolio (currently known as Fidelity U.S. Bond Index Fund) and Fidelity U.S. Equity Index Portfolio (currently known as Spartan U.S. Equity Index Fund), dated November 13, 1995, is incorporated herein by reference to Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
     (l) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and the Registrant, on behalf of Fidelity U.S. Bond Index Portfolio (currently known as Fidelity U.S. Bond Index
Fund) and Fidelity U.S. Equity Index Portfolio (currently known as Spartan U.S. Equity Index Fund), dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
     (m) Joint Trading Account Custody Agreement between The Bank of New York and the Registrant, on behalf of Fidelity U.S. Bond Index Portfolio (currently known as Fidelity U.S. Bond Index Fund) and Fidelity U.S. Equity Index Portfolio (currently known as Spartan U.S. Equity Index Fund), dated May 11, 1995, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
      (n) First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and the Registrant, on behalf of Fidelity U.S. Bond Index Portfolio (currently known as Fidelity U.S. Bond Index
Fund) and Fidelity U.S. Equity Index Portfolio (currently known as Spartan U.S. Equity Index Fund), dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
    (o) Forms of Fidelity Group Repo Custodian Agreement and Schedule 1 among The Bank of New York, J. P. Morgan Securities, Inc., and the Registrant, on behalf of Spartan International Index Fund, Spartan Total Market Index Fund, and Spartan Extended Market Index Fund, is filed herein as Exhibit 8(o).
    (p) Forms of Fidelity Group Repo Custodian Agreement and Schedule 1 among Chemical Bank, Greenwich Capital Markets, Inc., and the Registrant, on behalf of Spartan International Index Fund, Spartan Total Market Index Fund, and Spartan Extended Market Index Fund is filed herein as Exhibit 8(p).
    (q) Forms of Joint Trading Account Custody Agreement and First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and the Registrant, on behalf of Spartan International Index Fund, Spartan Total Market Index Fund, and Spartan Extended Market Index Fund, is filed herein as Exhibit 8(q).
  (9) Not applicable.
  (10) Not applicable.
  (11) Not applicable.
  (12) None.
  (13) Written assurances that purchase representing initial capital was made for investment purposes without any present intention of redeeming a reselling were electronically filed and are incorporated herein by reference as Exhibit 13 to Post-Effective Amendment No. 17.
  (14)(a) Fidelity Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
     (b) Fidelity Institutional Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
     (c) National Financial Services Corporation Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(h) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
     (d) Fidelity Portfolio Advisory Services Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(i) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
     (e) Fidelity 403(b)(7) Custodial Account Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(e) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
     (f) National Financial Services Corporation Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(k) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
     (g) The CORPORATEplan for Retirement Profit Sharing/401K Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(l) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
     (h) The CORPORATEplan for Retirement Money Purchase Pension Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(m) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
     (i) Fidelity Investments Section 403(b)(7) Individual Custodial Account Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Commonwealth Trust's (File No. 2-52322) Post Effective Amendment No. 57.
     (j) Plymouth Investments Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Commonwealth Trust's (File No. 2-52322) Post Effective Amendment No. 57.
     (k) The Fidelity Prototype Defined Benefit Pension Plan and Trust Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
     (l) The Institutional Prototype Plan Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
     (m) The CORPORATEplan for Retirement 100SM Profit Sharing/401(k) Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
     (n) The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers Basic Plan Document, Standardized Profit Sharing Plan Adoption Agreement, Non-Standardized Discretionary Contribution Plan No. 002 Adoption Agreement, and Non-Standardized Discretionary Contribution Plan No. 003 Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(g) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
     (o) Fidelity Investments 403(b) Sample Plan Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(p) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
     (p) Fidelity Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(c) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
     (q) Fidelity SIMPLE-IRAPlan Adoption Agreement, Company Profile Form, and Plan Document, as currently in effect, is incorporated herein by reference to Exhibit 14(q) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
  (15)(a) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity U.S. Bond Index Fund is incorporated herein by reference to
Exhibit 15(a) of Post-Effective Amendment No. 27.
      (b) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan U.S. Equity Index Fund is incorporated herein by reference to
Exhibit 15(b) of Post-Effective Amendment No. 27.
      (c) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Total Market Index Fund is incorporated herein by reference to
Exhibit 15(c) of Post-Effective Amendment No. 27.
      (d) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Extended Market Index Fund is incorporated herein by reference to Exhibit 15(d) of Post-Effective Amendment No. 27.
      (e) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan International Index Fund is incorporated herein by reference to Exhibit 15(e) to Post-Effective Amendment No. 27.
  (16)(a) Schedules and data points for total return for Fidelity U.S. Equity Index Portfolio (currently known as Spartan U.S. Equity Index
Fund) were electronically filed and incorporated herein by reference as Exhibit 16(a) to Post-Effective Amendment No. 20.
        (b) Schedules and data points for 30-day yield for Fidelity U.S. Bond Index Portfolio (currently known as Fidelity U.S. Bond Index
Fund) were electronically filed and incorporated herein by reference as Exhibit 16(b) to Post-Effective Amendment No. 20.
        (c) Schedules and data points for moving averages for Fidelity U.S. Equity Index Portfolio (currently known as Spartan U.S. Equity Index Fund) were electronically filed and incorporated herein by reference as Exhibit 16(c) to Post-Effective Amendment No. 20.
  (17) Financial Data Schedules will be filed by subsequent amendment.
  (18) Not Applicable.
Item 25. Persons Controlled by or under Common Control with Registrant The Board of Trustees of Registrant is the same as the board of other funds advised by FMR, each of which has Fidelity Management & Research Company as its investment adviser. In addition, the officers of these funds are substantially identical. Nonetheless, Registrant takes the position that it is not under common control with these other funds since the power residing in the respective boards and officers arises as the result of an official position with the respective funds.
Item 26. Number of Holders of Securities
November 30, 1997
Title of Class      Number of Record Holders
Fidelity U.S. Bond Index Fund   74,287

Spartan Extended Market Index Fund   89

Spartan International Index Fund   23

Spartan Total Market Index Fund    126

Spartan U.S. Equity Index Fund     1,088,018

Item 27. Indemnification
 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Registrant shall indemnify any present or past Trustee or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him or her in connection with any claim, action suit or proceeding in which he or she is involved by virtue of his or her service as a trustee, an officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.
 Pursuant to Section 11 of the Distribution Agreement, the Registrant agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant included a materially misleading statement or omission. However, the Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. The Registrant does not agree to indemnify the parties against any liability to which they would be subject by reason of willful misfeasance, bad faith, gross negligence, and reckless disregard of the obligations and duties under the Distribution Agreement.
 Pursuant to the agreement by which Fidelity Service Company, Inc. ("Service") is appointed transfer agent, the Registrant agrees to indemnify and hold Service harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names the Service and/or the Registrant as a party and is not based on and does not result from Service's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with Service's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by Service's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from Service's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of Service's acting in reliance upon advice reasonably believed by Service to have been given by counsel for the Registrant, or as a result of Service's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.
 Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, Inc. ("FIIOC") is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC's acting in reliance upon advice reasonably believed by FIIOC to have been given by counsel for the Registrant, or as a result of FIIOC's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Item 28. Business and Other Connections of Investment Adviser
 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d        Chairman of the Board of FMR; President and Chief
                            Executive Officer of FMR Corp.; Chairman of the
                            Board and Director of FMR, FMR Corp., Fidelity
                            Investments Money Management, Inc., FMR (U.K.)
                            Inc., and FMR (Far East) Inc.; Chairman of the Board
                            and Representative Director of Fidelity Investments
                            Japan Limited; President and Trustee of funds advised
                            by FMR.



Robert C. Pozen             President and Director of FMR; Senior Vice President
                            and Trustee of funds advised by FMR; President and
                            Director of Fidelity Investments Money Management,
                            Inc., FMR (U.K.) Inc., and FMR (Far East) Inc.;
                            General Counsel, Managing Director, and Senior Vice
                            President of FMR Corp.



Peter S. Lynch              Vice Chairman of the Board and Director of FMR.



Marta Amieva                Vice President of FMR.



John Carlson                Vice President of FMR.



Dwight D. Churchill         Senior Vice President of FMR.



Barry Coffman               Vice President of FMR.



Arieh Coll                  Vice President of FMR.



Stephen G. Manning          Assistant Treasurer of FMR



William Danoff              Senior Vice President of FMR and of a fund advised by
                            FMR.



Scott E. DeSano             Vice President of FMR.



Craig P. Dinsell            Vice President of FMR.



Penelope Dobkin             Vice President of FMR and of a fund advised by FMR.



George C. Domolky           Vice President of FMR.



Bettina Doulton             Vice President of FMR and of funds advised by FMR.



Margaret L. Eagle           Vice President of FMR and a fund advised by FMR.



Richard B. Fentin           Senior Vice President of FMR and Vice President of a
                            fund advised by FMR.



Gregory Fraser              Vice President of FMR and of a fund advised by FMR.



Jay Freedman                Assistant Clerk of FMR; Clerk of FMR Corp., FMR
                            (U.K.) Inc., and FMR (Far East) Inc.; Secretary of
                            Fidelity Investments Money Management, Inc.



Robert Gervis               Vice President of FMR.



David L. Glancy             Vice President of FMR and of a fund advised by FMR.



Kevin E. Grant              Vice President of FMR and of funds advised by FMR.



Barry A. Greenfield         Vice President of FMR and of a fund advised by FMR.



Boyce I. Greer              Senior Vice President of FMR.



Bart A. Grenier             Vice President of High-Income Funds advised by
                            FMR;Vice President of FMR.



Robert Haber                Vice President of FMR.



Richard C. Habermann        Senior Vice President of FMR; Vice President of funds
                            advised by FMR.



William J. Hayes            Senior Vice President of FMR; Vice President of Equity
                            funds advised by FMR.



Richard Hazlewood           Vice President of FMR and of a fund advised by FMR.



Fred L. Henning Jr.         Senior Vice President of FMR; Vice President of
                            Fixed-Income funds advised by FMR.



Bruce Herring               Vice President of FMR.



John R. Hickling            Vice President of FMR and of a fund advised by FMR.



Robert F. Hill              Vice President of FMR; Director of Technical Research.



Curt Hollingsworth          Vice President of FMR and of funds advised by FMR.



Abigail P. Johnson          Senior Vice President of FMR and of a fund advised by
                            FMR; Associate Director and Senior Vice President of
                            Equity funds advised by FMR.



David B. Jones              Vice President of FMR.



Steven Kaye                 Vice President of FMR and of a fund advised by FMR.



Francis V. Knox             Vice President of FMR; Compliance Officer of FMR
                            (U.K.) Inc.



David P. Kurrasch           Vice President of FMR.



Robert A. Lawrence          Senior Vice President of FMR and Vice President of
                            Fidelity Real Estate High Income and Fidelity Real
                            Estate High Income II funds advised by FMR;
                            Associate Director and Senior Vice President of Equity
                            funds advised by FMR; Vice President of High Income
                            funds advised by FMR.



Harris Leviton              Vice President of FMR and of a fund advised by FMR.



Bradford E. Lewis           Vice President of FMR and of funds advised by FMR.



Mark G. Lohr                Vice President of FMR; Treasurer of FMR, FMR (U.K.)
                            Inc., FMR (Far East) Inc., and Fidelity Investments
                            Money Management, Inc.



Richard R. Mace Jr.         Vice President of FMR and of funds advised by FMR.



Charles Mangum              Vice President of FMR.



Kevin McCarey               Vice President of FMR.



Diane McLaughlin            Vice President of FMR.



Neal P. Miller              Vice President of FMR.



Robert H. Morrison          Vice President of FMR; Director of Equity Trading.



David L. Murphy             Vice President of FMR and of funds advised by FMR.



Scott Orr                   Vice President of FMR.



Jacques Perold              Vice President of FMR.



Anne Punzak                 Vice President of FMR.



Kenneth A. Rathgeber        Vice President of FMR; Treasurer of funds advised by
                            FMR.



Kennedy P. Richardson       Vice President of FMR.



Eric D. Roiter              Vice President and General Counsel of FMR and
                            Secretary of funds advised by FMR.



Mark Rzepczynski            Vice President of FMR.



Lee H. Sandwen              Vice President of FMR.



Patricia A. Satterthwaite   Vice President of FMR and of a fund advised by FMR.



Fergus Shiel                Vice President of FMR.



Carol Smith-Fachetti        Vice President of FMR.



Steven J. Snider            Vice President of FMR.



Thomas T. Soviero           Vice President of FMR and of a fund advised by FMR.



Richard Spillane            Senior Vice President of FMR; Associate Director and
                            Senior Vice President of Equity funds advised by FMR;
                            Senior Vice President and Director of Operations and
                            Compliance of FMR (U.K.) Inc.



Thomas Sprague              Vice President of FMR.



Robert E. Stansky           Senior Vice President of FMR; Vice President of a fund
                            advised by FMR.



Scott Stewart               Vice President of FMR.



Cynthia Strauss             Vice President of FMR.



Thomas Sweeney              Vice President of FMR and of a fund advised by FMR.



Beth F. Terrana             Senior Vice President of FMR; Vice President of a fund
                            advised by FMR.



Yoko Tilley                 Vice President of FMR.



Joel C. Tillinghast         Vice President of FMR and of a fund advised by FMR.



Robert Tuckett              Vice President of FMR.



Jennifer Uhrig              Vice President of FMR and of funds advised by FMR.



George A. Vanderheiden      Senior Vice President of FMR; Vice President of funds
                            advised by FMR.






(2)  BANKERS TRUST COMPANY
130 Liberty Street, New York, New York 10006
 Bankers Trust Company serves as investment adviser to the Funds' Portfolios. Bankers Trust Company, a New York banking corporation, is a wholly owned subsidiary of Bankers Trust New York Corporation. Bankers Trust Company conducts a variety of commercial banking and trust activities and is a major wholesale supplier of financial services to the international institutional market. To the knowledge of the Trust, none of the directors or officers of Bankers Trust Company, except those set forth below, is or has been at anytime during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with and engage in business for Bankers Trust New York Corporation. Set forth below are the names and principal businesses of the directors and officers of Bankers Trust Company who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature. These persons may be contacted c/o Bankers Trust Company, 130 Liberty Street, New York, New York 10006.

Lee A. Ault III, formerly a director of Alex Brown Incorporated and for 23 years chief executive officer of Telecredit, Inc., Los Angeles, which merged in 1990 with Equifax, Inc., the Atlanta-based provider of financial information and processing technology. He remains a director of Equifax and serves as a director of Sunrise Medical Inc. and Viking Office Products, Inc. Mr Ault is 60 years old.

Neil R. Austrian, formerly a director of Alex. Brown Incorporated and president and chief operating officer of the National Football League, a post he has held since 1991. Mr. Austrian, 56 years old, was previously a managing director of Dillon, Read & Co., chairman and chief executive officer of Showtime/The Movie Channel and president and chief executive officer of Doyle Dane Bernbach.
George B. Beitzel, International Business Machines Corporation, Old Orchard Road, Armonk NY 10504. Director, Bankers Trust Company; Retired senior vice president and Director International Business Machines Corporation; Director, Computer Task Group; Director, Philips Petroleum Company; Director, Caliber Systems, Inc. (formerly, Roadway Services Inc.); Director, Rohm and Haas Company; Director, TIG Holdings; Chairman emeritus of Amherst College; and Chairman of the Colonial Willimsburg Foundation.
Richard H. Daniel, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Vice Chairman and chief financial officer, Bankers Trust Company and Bankers Trust New York Corporation; Beneficial owner, general partner, Daniel Brothers, Daniel Lingo & Assoc., Daniel Pelt & Assoc.; Beneficial owner, Rhea C. Daniel Trust. Philip A. Griffiths, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Director, Institute for Advanced Study; Director, Bankers Trust Company; Chairman, Committee on Science, Engineering and Public Policy of the National Academies of Sciences and Engineering & Institute of Medicine; and Chairman and member, Nominations Committee and Committee on Science and Engineering Indicators, National Science Board; Trustee, North Carolina School of Science and Mathematics and the Woodward Academy.
William R. Howell, J.C. Penney Company, Inc., P.O. Box 10001, Plano, TX 75301-0001. Chairman Emeritus, J.C. Penney Company, Inc.; Director, Bankers Trust Company; Director, Exxon Corporation; Director, Halliburton Company; Director, Exxon Corporation; Director Halliburton Company; Director, Warner-Lamber Corporation; Director, The Williams Companies, Inc.; and Director, National Retail Federation.
Vernon E. Jordan, Jr., Akin, Gump, Straus, Hauer & Field, LLP, 1333 New Hampshire Ave., N.W., Washington DC 20036. Senior Partner, Akin, Gump, Straus, Hauer & Field, LLP; Director, Bankers Trust Company; Director, American Express Company; Director, Dow-Jones, Inc.; Director J.C. Penney Company, Inc.; Director, Revlon Group Incorporated; Director, Ryder System, Inc.; Director, Sara Lee Corporation; Director, Union Carbide Corporation; Director, Xerox Corporation; Trustee, Brookings Institution; Trustee, The Ford Foundation; and Trustee, Howard University.

A.B. Krongard, formerly chairman of the board of directors and chief executive officer of Alex. Brown Incorporated. In addition, Mr. Krongard, 60 years old, is a vice chairman of the boards of Bankers Trust New York Corporation and Bankers Trust Company. He has been chief executive officer of Alex. Brown since 1991, adding the title of chairman in 1994. He is also a director of the Securities Industry Association and a trustee and member of the executive committee of The John Hopkins Health System.
David Marshall, 130 Liberty Street, New York, New York 10006. Chief Information Officer and Executive Vice President, Bankers Trust New York Corporation; Senior Managing Director, Bankers Trust Company. Hamish Maxwell, Philip Morris Companies Inc., 120 Park Avenue, New York, NY 10006. Retired Chairman and Chief Executive Officer, Philip Morris Companies Inc.; Director, Bankers Trust Company; Director, The News Corporation Limited; Director, Sola International Inc.; and Chairman, WWP Group pic.
Frank N. Newman, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Chairman of the Board, Chief Executive Officer and President, Bankers Trust New York Corporation and Bankers Trust Company; Director, Bankers Trust Company; Director Dow-Jones Inc.; and Director Carnegie Hall.
N.J. Nicholas Jr., 745 Fifth Avenue, New York, NY 10020. Director, Bankers Trust Company; Director, Boston Scientific Corporation; and Director, Xerox Corporation.
Russell E. Palmer, The Palmer Group, 3600 Market Street, Suite 530, Philadelphia, PA 10104. Chairman and Chief Executive Officer of the Palmer Group; Director, Bankers Trust Company; Director, Allied-Signal Inc. Director, Federal Home Loan Mortgage Corporation; Director, GTE Corporation; Director, The May Department Stores Company; Director, Safeguard Scientifics, Inc.; and Trustee, University of Pennsylvania. Donald Staheli, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Chairman of the Board and Chief Executive Office, Continental Grain Company; Director, Bankers Trust Company; Director ContiFinancial Corporation; Director, Prudential Life Insurance Company of America; Director, Fresenius Medical Care, A.g.; Director, America-China Society; Director, National Committee on United States-China Relations; Director, New York City Partnership; Chairman, U.S.-China Business Council; Chairman, Council on Foreign Relations; Chairman, National Advisor Council of Brigham Young University's Marriott School of Management; Vice Chairman, The Points of Light Foundation; and Trustee, American Graduate School of International Management.
Patricia Carry Stewart, c/o Office of the Secretary, 130 Liberty Street, New York, NY 10006. Director, Bankers Trust Company; Director, CVS Corporation; Director, Community Foundation for Palm Beach and Martin Counties; Trustee Emerita, Cornell University.

G. Richard Thoman, president and chief operating officer of the Xerox Corporation and member of its board of directors since June 15, 1997. Prior to joining Xerox, Thoman was senior vice president and chief financial officer of the IBM Corporation. He is 53 years old.
George J. Vojta, Bankers Trust Company, 130 Liberty Street, New York, NY 10006. Vice Chairman, Bankers Trust New York Corporation and Bankers Trust Company; Director Bankers Trust Company; Director Alicorp S.A.; Director; Northwest Airlines; Director, Private Export Funding Corp.; Director, New York State Banking Board; Director, St. Lukes-Roosevelt Hospital Center; Partner, New York City Partnership; and Chairman, Wharton Financial Center.
Paul A. Volcker, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Director, Bankers Trust Company; Director, American Stock Exchange; Director, Nestle S.A.; Director, Prudential Insurance Company; Director, UAL Corporation; Chairman, Group of 30; North American Chairman, Trilateral Commission; Co-Chairman, Bretton Woods Committee; Co-Chairman, U.S./Hong Kong Economic Cooperation Committee; Director, American Council on Germany; Director, Aspen Institute; Director, Council on Foreign Relations; Director, The Japan Society; and Trustee, The American Assembly.
Melvin A. Yellin, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Senior Managing Director and General Counsel of Bankers Trust New York Corporation and Bankers Trust Company; Director, 1136 Tenants Corporation; and Director, ABA Securities Association.

Item 29. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for most funds advised by FMR.
(b)

Name and Principal   Positions and Offices   Positions and Offices

Business Address*    With Underwriter        With Registrant

Edward C. Johnson 3d   Director                   Trustee and President

Michael Mlinac         Director                   None

James Curvey           Director                   None

Martha B. Willis       President                  None

Eric D. Roiter         Vice President             Secretary

Caron Ketchum          Treasurer and Controller   None

Gary Greenstein        Assistant Treasurer        None

Jay Freedman           Assistant Clerk            None

Linda Holland          Compliance Officer         None

* 82 Devonshire Street, Boston, MA
 (c) Not applicable.

Item 30. Location of Accounts and Records
 All accounts, books, and other documents required to be maintained by
Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Service Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the respective custodian for Fidelity U.S. Bond Index Fund: The Bank of New York, 110 Washington Street, New York, N.Y. or State Street Bank and Trust Company, 40 Water Street, Boston, MA, or the respective custodian and sub-adviser for Spartan U.S. Equity Index Fund, Spartan Total Market Index Fund, Spartan Extended Market Index Fund, and Spartan International Index Fund: Bankers Trust, 130 Liberty Street, New York, New York 10006.
Item 31. Management Services

 Not applicable.
Item 32. Undertakings
 (1) The Registrant undertakes, so long as the staff of the Securities and Exchange Commission continues to require such an undertaking in the registration statement for a new portfolio, to file a Post-Effective Amendment, using financial statements for Spartan Total Market Index Fund, Spartan Extended Market Index Fund, and Spartan International Index Fund, which need not be certified, within six months of the fund's effectiveness, unless permitted by the SEC to extend this period.
 (2) The Registrant undertakes for Spartan Total Market Index Fund, Spartan Extended Market Index Fund, and Spartan International Index
Fund: (1) to call a meeting of shareholders for the purpose of voting upon the questions of removal of a trustee or trustees, when requested to do so by record holders of not less than 10% of its outstanding shares; and (2) to assist in communications with other shareholders pursuant to Section 16(c)(1) and (2), whenever shareholders meeting the qualifications set forth in Section 16(c) seek the opportunity to communicate with other shareholders with a view toward requesting a meeting.
 (3) The Registrant, on behalf of Fidelity U.S. Bond Index Fund, Spartan U.S. Equity Index Fund, Spartan Total Market Index Fund, Spartan Extended Market Index Fund, and Spartan International Index Fund, provided the information required by Item 5A is contained in the annual report, undertakes to furnish each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders. SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 29 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 30th day of January 1998.

      Fidelity Concord Street Trust
      By /s/Edward C. Johnson 3d (dagger)
        Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     (Signature)    (Title)   (Date)


/s/Edward C. Johnson 3d  (dagger)   President and Trustee           January 30, 1998

Edward C. Johnson 3d                (Principal Executive Officer)



/s/Richard A. Silver                Treasurer                       January 30, 1998

Richard A. Silver



/s/Robert C. Pozen                  Trustee                         January 30, 1998

Robert C. Pozen



/s/Ralph F. Cox                 *   Trustee                         January 30, 1998

Ralph F. Cox



/s/Phyllis Burke Davis      *       Trustee                         January 30, 1998

Phyllis Burke Davis



/s/Robert M. Gates           **     Trustee                         January 30, 1998

Robert M. Gates



/s/E. Bradley Jones            *    Trustee                         January 30, 1998

E. Bradley Jones



/s/Donald J. Kirk               *   Trustee                         January 30, 1998

Donald J. Kirk



/s/Peter S. Lynch               *   Trustee                         January 30, 1998

Peter S. Lynch



/s/Marvin L. Mann            *      Trustee                         January 30, 1998

Marvin L. Mann



/s/William O. McCoy        *        Trustee                         January 30, 1998

William O. McCoy



/s/Gerald C. McDonough  *           Trustee                         January 30, 1998

Gerald C. McDonough



/s/Thomas R. Williams      *        Trustee                         January 30, 1998

Thomas R. Williams




(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.
* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.
** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated March 6, 1997 and filed herewith.
POWER OF ATTORNEY
 I, the undersigned President and Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Hereford Street Trust
Fidelity Advisor Series I                Fidelity Income Fund
Fidelity Advisor Series II               Fidelity Institutional Cash Portfolios
Fidelity Advisor Series III              Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series IV               Fidelity Investment Trust
Fidelity Advisor Series V                Fidelity Magellan Fund
Fidelity Advisor Series VI               Fidelity Massachusetts Municipal Trust
Fidelity Advisor Series VII              Fidelity Money Market Trust
Fidelity Advisor Series VIII             Fidelity Mt. Vernon Street Trust
Fidelity Beacon Street Trust             Fidelity Municipal Trust
Fidelity Boston Street Trust             Fidelity Municipal Trust II
Fidelity California Municipal Trust      Fidelity New York Municipal Trust
Fidelity California Municipal Trust II   Fidelity New York Municipal Trust II
Fidelity Capital Trust                   Fidelity Phillips Street Trust
Fidelity Charles Street Trust            Fidelity Puritan Trust
Fidelity Commonwealth Trust              Fidelity Revere Street Trust
Fidelity Concord Street Trust            Fidelity School Street Trust
Fidelity Congress Street Fund            Fidelity Securities Fund
Fidelity Contrafund                      Fidelity Select Portfolios
Fidelity Corporate Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Court Street Trust              Fidelity Summer Street Trust
Fidelity Court Street Trust II           Fidelity Trend Fund
Fidelity Covington Trust                 Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Daily Money Fund                Fidelity U.S. Investments-Government Securities
Fidelity Destiny Portfolios                 Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity Union Street Trust
  Portfolio, L.P.                        Fidelity Union Street Trust II
Fidelity Devonshire Trust                Fidelity Yen Performance Portfolio, L.P.
Fidelity Exchange Fund                   Newbury Street Trust
Fidelity Financial Trust                 Variable Insurance Products Fund
Fidelity Fixed-Income Trust              Variable Insurance Products Fund II
Fidelity Government Securities Fund      Variable Insurance Products Fund III
Fidelity Hastings Street Trust


in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Robert C. Pozen my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Edward C. Johnson 3d_   July 17, 1997

Edward C. Johnson 3d

POWER OF ATTORNEY
 We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund            Fidelity Hastings Street Trust
Fidelity Advisor Series I                Fidelity Hereford Street Trust
Fidelity Advisor Series II               Fidelity Income Fund
Fidelity Advisor Series III              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV               Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V                Fidelity Institutional Trust
Fidelity Advisor Series VI               Fidelity Investment Trust
Fidelity Advisor Series VII              Fidelity Magellan Fund
Fidelity Advisor Series VIII             Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust
Fidelity Boston Street Trust             Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust      Fidelity Municipal Trust
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Capital Trust                   Fidelity New York Municipal Trust
Fidelity Charles Street Trust            Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust              Fidelity Phillips Street Trust
Fidelity Congress Street Fund            Fidelity Puritan Trust
Fidelity Contrafund                      Fidelity Revere Street Trust
Fidelity Corporate Trust                 Fidelity School Street Trust
Fidelity Court Street Trust              Fidelity Securities Fund
Fidelity Court Street Trust II           Fidelity Select Portfolios
Fidelity Covington Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund                Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund           Fidelity Trend Fund
Fidelity Destiny Portfolios              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                           Fund, L.P.
Fidelity Devonshire Trust                Fidelity Union Street Trust
Fidelity Exchange Fund                   Fidelity Union Street Trust II
Fidelity Financial Trust                 Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust              Variable Insurance Products Fund
                                         Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1997.
 WITNESS our hands on this nineteenth day of December, 1996.

/s/Edward C. Johnson 3d___________    /s/Peter S. Lynch________________

Edward C. Johnson 3d                  Peter S. Lynch




/s/J. Gary Burkhead_______________    /s/William O. McCoy______________

J. Gary Burkhead                      William O. McCoy


/s/Ralph F. Cox __________________   /s/Gerald C. McDonough___________

Ralph F. Cox                         Gerald C. McDonough


/s/Phyllis Burke Davis_____________   /s/Marvin L. Mann________________

Phyllis Burke Davis                   Marvin L. Mann


/s/E. Bradley Jones________________   /s/Thomas R. Williams ____________

E. Bradley Jones                      Thomas R. Williams


/s/Donald J. Kirk __________________

Donald J. Kirk



POWER OF ATTORNEY
 I, the undersigned Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund            Fidelity Hastings Street Trust
Fidelity Advisor Series I                Fidelity Hereford Street Trust
Fidelity Advisor Series II               Fidelity Income Fund
Fidelity Advisor Series III              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV               Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V                Fidelity Institutional Trust
Fidelity Advisor Series VI               Fidelity Investment Trust
Fidelity Advisor Series VII              Fidelity Magellan Fund
Fidelity Advisor Series VIII             Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust
Fidelity Boston Street Trust             Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust      Fidelity Municipal Trust
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Capital Trust                   Fidelity New York Municipal Trust
Fidelity Charles Street Trust            Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust              Fidelity Phillips Street Trust
Fidelity Congress Street Fund            Fidelity Puritan Trust
Fidelity Contrafund                      Fidelity Revere Street Trust
Fidelity Corporate Trust                 Fidelity School Street Trust
Fidelity Court Street Trust              Fidelity Securities Fund
Fidelity Court Street Trust II           Fidelity Select Portfolios
Fidelity Covington Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund                Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund           Fidelity Trend Fund
Fidelity Destiny Portfolios              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                           Fund, L.P.
Fidelity Devonshire Trust                Fidelity Union Street Trust
Fidelity Exchange Fund                   Fidelity Union Street Trust II
Fidelity Financial Trust                 Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust              Variable Insurance Products Fund
                                         Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after March 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Robert M. Gates              March 6, 1997

Robert M. Gates